EXETER FUND, INC.


                                        Prospectus
                                        April 20, 1998

                              EXETER FUND, INC.
                              1100 Chase Square
                          Rochester, New York  14604
                                1-800-466-3863

Exeter Fund, Inc. (the "Fund"), is an open-end management investment company consisting of multiple series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the eight series of the Fund described below (individually and collectively, the "Series"). The investment objective of each Series, except for the Global Fixed Income Series, is to provide long-term growth of capital. The Global Fixed Income Series seeks long-term total return. The Series seek to achieve their respective objectives by the following investment policies:

SMALL CAP SERIES - by investing principally in the equity securities of small issuers.

ENERGY SERIES - by investing principally in the equity securities of companies in the energy industry and in industries connected with, marketing the products of, serving and/or supplying the energy industry or which use energy extensively in their product development or operations.

TECHNOLOGY SERIES - by investing principally in the equity securities of companies in science -and technology-based industries and in industries connected with, marketing the products of, serving and/or supplying science -and technology-based industries or which use scientific and technological advances extensively in their product development or operations.

FINANCIAL SERVICES SERIES - by investing principally in the equity securities of companies in the financial services industry and in industries connected with, marketing the products of, serving and/or supplying the financial services industry or which use financial services extensively in their product development or operations.

INTERNATIONAL SERIES - by investing principally in the equity securities of non-United States issuers.

LIFE SCIENCES SERIES - by investing principally in the equity securities of companies in industries based on the life sciences (such as pharmaceuticals, biomedical technology, health care delivery and environmental services) and in industries connected with, marketing the products of, serving and/or supplying industries based on the life sciences.

GLOBAL FIXED INCOME SERIES - by investing principally in fixed income securities issued by governments, banks, corporations and supranational entities located anywhere in the world, including the United States.

WORLD OPPORTUNITIES SERIES - by investing principally in common stocks of companies domiciled in at least three different countries. The Advisor will emphasize individual security selection to identify those issuers which are believed to have attractive long-term business prospects and valuations. Prospectus provides you with the basic information you should know before investing in the Series of the Fund named above. The Fund's other eleven series are offered through separate prospectuses. You should read this Prospectus and keep it for future reference. A Statement of Additional Information, dated April 20, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS APRIL 20, 1998.

                              EXETER FUND, INC.

                               SMALL CAP SERIES
                                ENERGY SERIES
                              TECHNOLOGY SERIES
                          FINANCIAL SERVICES SERIES
                             INTERNATIONAL SERIES
                             LIFE SCIENCES SERIES
                          GLOBAL FIXED INCOME SERIES
                          WORLD OPPORTUNITIES SERIES


No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

                              TABLE OF CONTENTS



Expenses                                                        3
Condensed  Financial  Information                               4
The Fund                                                       10
Risk and Investment Objectives and Policies                    10
Risk and Additional Information about Investment Policies 17 Special Risk and Additional Investment Policies
-World Opportunities Series                                    22
Principal Investment Restrictions                              23
Management                                                     23
Offering of Shares                                             24
Net Asset Value     `                                          24
Yield and Total Return                                         25
 Redemption of Shares                                          25
Dividends and Tax Status                                       26
General Information                                            27
Appendix                                                       28

EXPENSES
 SHAREHOLDER TRANSACTION EXPENSES
(As a percentage of offering price)

Maximum Sales Charge Imposed on Purchases       None
Redemption Fees                                 None

ANNUAL OPERATING EXPENSES

The following information provides (i) a tabular summary of expenses relating to the annual operating expense of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Fund Operating Expenses (as a percentage of average daily net assets)



                                              Small
                                 Technology   Cap
                                 Series 1     Series Class A 1
Management                       1.00%        1.00%
12b-1 fees                       None         None
Other expenses                   0.07%        0.07%
Total fund operating expenses    1.07%        1.07%





                                 International   Sciences
                                 Series 1        Series 1
Management                       1.00%           1.00%
12b-1 fees                       None            None
Other expenses                   0.08%           0.06%
Total fund operating expenses    1.08%           1.06%




                                Financial
                                Services   Energy
                                Series 2   Series 2
Management                      1.00%      1.00%
12b-1 fees                      None       None
Other expenses                  0.13%      0.13%
Total fund operating expenses   1.13%      1.13%






                                Fixed      World
                                Income     Opportunities
                                Series 1   Series
                                           Class A 1
Management                      1.00%      1.00%
12b-1 fees                      None       None
Other expenses                  0.09%      0.15%
Total fund operating expenses   1.09%      1.15%



Example

You would pay the following expenses on a $1,000 investment, assuming a) 5.0% annual return and b) redemptions at the end of each time period:




                                        1 year  3 years 5 years 10 years
Technology Series 1                     $ 11    $ 34    $ 59    $ 131
Small Cap Series Class A 1                11      34      59      131
International Series 1                    11      34      60      132
Life Sciences Series 1                    11      34      58      129
Energy Series 2                           12      36      N/A     N/A
Financial Services Series 2               12      36      N/A     N/A
Global Fixed ncome Series 1               11      35      60      133
World Opportunities Series Class A 1      12      37      63      140


1 The Life Sciences Series was engaged in active investment operations for the period January 1, 1995 through September 21, 1995 and the Technology Series was engaged in active investment operations for the period January 1, 1997 to April 16, 1997. The Small Cap Series, the International Series, and the World Opportunities Series were engaged in active investment operations for the year ended December 31, 1997 and the Global Fixed Income Series was engaged in active investment operations for the period October 31, 1997 (commencement of operations) to December 31, 1997; therefore, actual management fees and other expenses were used above.

2 As these Series have not commenced active investment operations, the "Annual Fund Operating Expenses" percentages and the "Example" expenses presented are estimates based upon expense and average net assets if the Series were in active investment operations for an entire year. For this reason, the Series have not calculated these expenses beyond the 3 year period shown.

The purpose of the above table is to assist the investor in understanding the various costs and expenses associated with investing in the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management sections of this Prospectus.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following tables provide selected per share data and ratios for the Series (for a share outstanding throughout the period over various periods shown). The tables are part of each Series' audited financial statements, which are incorporated by reference into the Funds Statement of Additional Information. Coopers & Lybrand, the Funds independent accountants, audited each Series financial highlights for each of the periods shown. Additional performance information is contained in each Series 1997 Annual Report to Shareholders and are available upon request and without charge by calling 1-800-466-3863.

Per share income and capital change information is presented for the Small Cap Series, International Series, and World Opportunities Series as they remained engaged in active investment operations for the year ended December 31, 1997. Per share and capital change information is presented for the Global Fixed Income Series for the period October 31, 1997 (commencement of operations) to December 31, 1997. The information for the Life Sciences Series and the Technology Series is presented for the time that each series was active. The remaining Series have not commenced active investment operations; thus the per share income and capital change information is not presented.



TECHNOLOGY SERIES

                                     For the period     For the Year
                                     Jan.1, 1997        ended
                                     to                 Dec. 31, 1996
                                     Apr. 16, 199723
                                     (date of full
                                     redemption)

Net asset value - Beginning
of period                            $ 12.58   $        10.71

Income from investment operations
   Net investment income (loss)        0.02             (0.02)
   Net realized and unrealized
     gain (loss) on investments       (0.01)             2.19
    Total from investment operations   0.01              2.17

Less distributions to shareholders
    From net investment income        (0.02)              --
    From net realized gain on
      investments                     (3.35)            (0.30)
    Redemption of capital             (9.22)              --
Total distributions to shareholders   (12.59)           (0.30)

Net asset value - End of period      $  --              $ 12.58

Total return 21                         --23             20.90%

Ratios (to average net assets)/
Supplemental data:
     Expenses                          1.07%4, 23        1.04%
     Net investment income             0.36%4, 23       (0.17%)

Portfolio Turnover                     48%               107%

Average Commission Rate Paid 25      $ 0.0174           $ 0.0163

Net assets - End of period (000's
omitted)                             $  --              $112,432






TECHNOLOGY SERIES
                                     For the Year       For the period
                                     ended              Aug. 29, 1994
                                     Dec. 31, 1995      (recommencement
                                                        of operations)
                                                        to
                                                        Dec. 31, 1994


Net asset value - Beginning of
period                               $ 11.35            $ 10.0019

Income from investment operations
   Net investment income (loss)         0.02            (0.01)
   Net realized and unrealized
     gain (loss) on investments         4.51             1.36
    Total from investment               4.53               1.35

Less distributions to shareholders
    From net investment income         (0.01)                --
    From net realized gain on          (5.16)                --
investments
    Redemption of capital                                             --
Total distributions to shareholders    (5.17)                --

Net asset value - End of period      $ 10.71            $ 11.35

Total return 21                        40.25%             13.5%

Ratios (to average net assets)/
Supplemental data:
     Expenses                          1.12%              1.32%4
     Net investment income             0.13%             (0.40)%4

Portfolio Turnover                     107%               5%

Average Commission Rate Paid 25      $ 0.0156               --

Net assets - End of period (000's
omitted)                             $ 53,147            $ 51,929




TECHNOLOGY SERIES
                                     For the period
                                     Jan. 1, 1992 to
                                     May 11, 199215     For the
                                     (date of full      Year ended
                                     redemption)        Dec. 31, 1991

Net asset value - Beginning of
period                               $ 10.25            $ 8.00

Income from investment operations
   Net investment income (loss)        0.01              (0.04)
   Net realized and unrealized
     gain (loss) on investments        1.53               2.93
    Total from investment operations   1.54               2.89

Less distributions to shareholders
    From net investment income          --                 --
    From net realized gain on
      investments                     (1.94)             (0.64)
    Redemption of capital             (9.85)                --
Total distributions to shareholders   (11.79)            (0.64)

Net asset value - End of period      $ --               $ 10.25

Total return 21                        --15               36.10%

Ratios (to average net assets)/
Supplemental data:
     Expenses                          1.35%4, 15         1.13%
     Net investment income             0.20%4, 15        (0.33)%

Portfolio Turnover                       --5              4%

Average Commission Rate Paid 25          --                 --

Net assets - End of period (000's
omitted)                             $   --             $ 5,594






TECHNOLOGY SERIES


                                     For the          For the
                                     Year ended       Year ended
                                     Dec. 31, 1990    Dec. 31, 1989

Net asset value - Beginning of
period                               $ 9.41           $ 10.28

Income from investment operations
   Net investment income (loss)        0.02            (0.05)
   Net realized and unrealized
     gain (loss) on investments       (0.83)           (0.06)
    Total from investment operations  (0.81)           (0.11)

Less distributions to shareholders
    From net investment income        (0.03)             --2
    From net realized gain on
      investments                     (0.57)           (0.76)
    Redemption of capital               --               --
Total distributions to shareholders   (0.60)           (0.76)

Net asset value - End of period      $ 8.00            $ 9.41

Total return 21                      (8.90)%           (0.90)%

Ratios (to average net assets)/
Supplemental data:
     Expenses                         1.14%             1.11%
     Net investment income            0.20%12          (0.49)%

Portfolio Turnover                    25%                 --5

Average Commission Rate Paid 25       --                  --

Net assets - End of period (000's
omitted)                             $ 5,835           $ 6,669





TECHNOLOGY SERIES
                                     For the period
                                     Nov. 4, 1988
                                    (commencement
                                     of operations) to
                                     Dec. 31, 19883

Net asset value - Beginning of
 period                              $ 10.00

Income from investment operations
   Net investment income (loss)        0.01
   Net realized and unrealized
     gain (loss) on investments        0.28
    Total from investment operations   0.29

Less distributions to shareholders
    From net investment income        (0.01)
    From net realized gain on
      investments                       --

    Redemption of capital               --
Total distributions to shareholders   (0.01)

Net asset value - End of period       $ 10.28

Total return 21                         2.85%

Ratios (to average net assets)/
Supplemental data:
     Expenses                           1.22%4
     Net investment income              0.81%4

Portfolio Turnover                       --5

Average Commission Rate Paid 25          --

Net assets - End of period (000's
omitted)                              $ 6,260







SMALL CAP SERIES CLASS A 7


                                      For the          For the
                                      Year ended       Year ended
                                      Dec. 31, 1997    Dec. 31, 1996

Net asset value - Beginning
of period                             $ 12.09          $ 11.95

Income from investment
 operations
    Net investment income (loss)       (0.01)            0.05
    Net realized and unrealized
      gain (loss) on investments        1.50             1.11
    Total from investment operations    1.49             1.16

Less distributions to shareholders
    From net investment income         (0.01)           (0.04)
    From net realized gain on
      investments                      (1.52)           (0.89)

    In excess of net realized gains      --             (0.09)

    Redemption of capital                --               --
Total distributions to shareholders    (1.53)           (1.02)

Net asset value - End of period        $ 12.05          $ 12.09

Total return 21                          12.29%           10.06%

Ratios (to average net
assets) / Supplemental data:
     Expenses9                           1.07%            1.08%
     Net investment income              (0.12%)           0.29%

Portfolio Turnover                       94%              31%

Average Commission Rate                 $ 0.0224         $ 0.0291
Paid 25

Net assets - End of period
(000's omitted)                         $ 121,600   $ 100,688






SMALL CAP SERIES CLASS A 7


                                                For the         For the
                                                Year ended      Year ended
                                                Dec. 31, 1995   Dec. 31, 1994

Net asset value - Beginning of period           $ 12.92         $ 12.52

Income from investment operations
    Net investment income (loss)                  0.00            (0.07)
    Net realized and unrealized gain (loss)
       on investments                             1.93             1.05
    Total from investment operations              1.93             0.98

Less distributions to shareholders
    From net investment income                     --               --
    From net realized gain on investments        (2.90)           (0.58)
    In excess of net realized gains                --               --
    Redemption of capital                          --               --
Total distributions to shareholders              (2.90)           (.058)

Net asset value - End of period                  $ 11.95          $ 12.92

Total return 21                                    14.70%            8.01%

Ratios (to average net assets)
/ Supplemental data:
     Expenses9                                     1.07%            1.10%
     Net investment income                        (0.03)%          (0.58)%

Portfolio Turnover                                 77%              31%

Average Commission Rate Paid 25                   $ 0.0500          --

Net assets - End of period (000's omitted)        $ 143,003        $ 105,522






SMALL CAP SERIES CLASS A 7
                                                       For the period
                                                       April 30, 1992
                                      For the          (recommence-
                                      Year ended       ment of oper.)
                                      Dec. 31, 1993    to Dec. 31, 19926

Net asset value - Beginning
of period                             $ 11.24          $ 10.0017

Income from investment
operations
    Net investment income (loss)      (0.04)           (0.02)
    Net realized and unrealized
      gain (loss) on investments       1.70             1.63
    Total from investment operations   1.66             1.61

Less distributions to shareholders
    From net investment income          --               --
    From net realized gain on
      investments                      (0.38)          (0.29)
    In excess of net realized gains      --            (0.08)16
    Redemption of capital                --              --
Total distributions to shareholders    (0.38)          (0.37)

Net asset value - End of period        $ 12.52          $ 11.24

Total return 21                          14.64%           16.20%

Ratios (to average net
assets) / Supplemental data:
     Expenses9                           1.13%            1.27%4, 13
     Net investment income              (0.43)%          (0.26)%4, 13

Portfolio Turnover                       12%              24%

Average Commission Rate Paid 25          --               --

Net assets - End of period
(000's omitted)                         $ 70,734         $ 33,079






SMALL CAP SERIES CLASS A 7
                                      For the period
                                      Jan. 1, 1989
                                      July 24, 1989     For the
                                      (date of full     Year ended
                                      redemption)       Dec. 31, 19881

Net asset value - Beginning           $ 8.96           $ 8.93
of period

Income from investment operations
    Net investment income (loss)      (0.39)             0.10
    Net realized and unrealized
      gain (loss) on investments        --              (0.07)
    Total from investment
      operations                      (0.39)             0.03

Less distributions to shareholders
    From net investment income           --                --
    From net realized gain on
      investments                        --                --
    In excess of net realized gains      --                --
    Redemption of capital              (8.57)              --
Total distributions to shareholders    (8.57)              --

Net asset value - End of period        $  --             $ 8.96

Total return 21                           --10             0.33%

Ratios (to average net
assets) / Supplemental data:
     Expenses9                          14.59%4, 10        1.34%
     Net investment income             (8.02)%4, 10        0.91%

Portfolio Turnover                       --5                --5

Average Commission Rate Paid 25          --                 --


Net assets - End of period
(000's omitted)                       $   --              $ 90







SMALL CAP SERIES CLASS A 7
                                                       For the period
                                                       Jan. 6, 1986
                                      For the               (commencement
                                      Year ended       of operations) to
                                      Dec. 31, 1987    Dec. 31, 1986 11

Net asset value - Beginning
of period                             $ 8.08           $ 10.00

Income from investment operations
    Net investment income (loss)        0.13           (0.09)
    Net realized and unrealized gain
     (loss)  on investments             0.75           (1.83)
    Total from investment operations    0.88           (1.92)
Less distributions to shareholders
    From net investment income           --             --
    From net realized gain on
      investments                      (0.03)           --
    In excess of net realized gains      --             --

    Redemption of capital                --             --
Total distributions to shareholders    (0.03)           --

Net asset value - End of period        $ 8.93           $ 8.08

Total return 21                         10.89%          (19.44)%

Ratios (to average net
assets) / Supplemental data:
     Expenses9                          2.26%             9.08%4
     Net investment income              0.95%            (5.62)%4

Portfolio Turnover                      76%                 --5

Average Commission Rate Paid 25         --                  --

Net assets - End of period
(000's omitted)                       $ 36,193           $ 1,608






INTERNATIONAL SERIES


                                             For the          For the
                                             Year ended       Year ended
                                             Dec. 31, 1997    Dec. 31, 1996

Net asset value - Beginning of period        $ 11.54          $ 9.57

Income from investment operations
   Net investment income (loss)                0.15             0.15
   Net realized and unrealized
     gain (loss) on investments8               2.99             1.98
Total from investment operations               3.14             2.13

Less distributions to shareholders:
   From net investment income                 (0.15)           (0.14)
   From paid-in-capital                         --               --
   From net realized gain on investment       (1.45)           (0.02)
   In excess of net realized gains              --               --
Total distributions to shareholders           (1.60)           (0.16)

Net asset value - End of period               $ 13.08          $ 11.54

Total return 21                                 27.70%           22.35%

Ratio (to average net
assets)/Supplemental data:
   Expenses                                     1.08%            1.12%
   Net investment income                        1.18%            1.46%

Portfolio Turnover                              10%               2%

Average Commission Rate Paid 25               $ 0.0005         $ 0.0013

Net assets at end of period (000's omitted)   $ 199,256        $ 149,331







INTERNATIONAL SERIES


                                             For the
                                             Year ended       Year ended
                                             Dec. 31, 1995    Dec. 31, 1994

Net asset value - Beginning of period        $ 9.54           $ 11.33

Income from investment operations
   Net investment income (loss)                0.13             0.14
   Net realized and unrealized
     gain (loss) on investments8               0.26            (1.78)
Total from investment operations               0.39            (1.64)

Less distributions to shareholders:
   From net investment income                 (0.12)              --
   From paid-in-capital                       (0.16)              --
   From net realized gain on investment       (0.08)           (0.15)

   In excess of net realized gains              --                -

Total distributions to shareholders           (0.36)           (0.15)
Net asset value - End of period               $ 9.57           $ 9.54

Total return 21                                 4.14%          (14.48)%

Ratio (to average net
assets)/Supplemental data:
   Expenses                                     1.20%           1.18%
   Net investment income                        1.42%           1.38%

Portfolio Turnover                              14%             31%

Average Commission Rate Paid 25               $ 0.0021           --

Net assets at end of period (000's omitted)   $ 128,294        $ 85,964







INTERNATIONAL SERIES
                                                              For the period
                                                              Aug. 27, 1992
                                                              to
                                             For the            (commencement
                                             Year ended       of operations)
                                             Dec. 31, 1993    Dec. 31, 1992

Net asset value - Beginning of period        $ 9.19           $ 10.0018

Income from investment operations
   Net investment income (loss)                0.15              0.03

   Net realized and unrealized
     gain (loss) on investments8               2.24              0.57
Total from investment operations               2.39              0.60

Less distributions to shareholders:
   From net investment income                 (0.25)            (0.03)
   From paid-in-capital                         --                --
   From net realized gain on investment         --              (1.24)
   In excess of net realized gains              --              (0.14)14
Total distributions to  shareholders          (0.25)            (1.41)

Net asset value - End of period              $ 11.33            $ 9.19


Total return 21                                26.00%             6.01%

Ratio (to average net
assets)/Supplemental data:
   Expenses                                    1.16%           1.33%4
   Net investment income                       1.39%           0.85%4

Portfolio Turnover                             20%              --5

Average Commission Rate Paid 25                 --               --

Net assets at end of period (000's omitted)  $ 92,012          $ 72,163








LIFE SCIENCES SERIES
                                            For the period
                                            Jan. 1, 1995 to
                                            Sept. 21, 1995     For the
                                            (date of complete  Year ended
                                            redemption)20      Dec. 31, 1994

Net asset value - Beginning of period       $ 10.43            $ 10.18

Income from investment operations
   Net investment income (loss)               0.06               0.02
   Net realized and unrealized
     gain (loss) on investments               4.02             1.02
Total from investment operations              4.08             1.04

Less distributions to shareholders:
   From net investment income                (0.06)           (0.02)
   In excess of net investment income          --               --
   From net realized gain on investments     (6.59)           (0.77)
   Redemption of Capitalization              (7.86)             --
Total distributions to shareholders          (14.51)          (0.79)

Net asset value - End of period              $ --             $ 10.43

Total return 21                                41.07%           10.30%

Ratio (to average net
assets)/Supplemental data:
   Expenses                                    1.06%4           1.07%
   Net investment income                       0.57%4           0.17%

Portfolio Turnover                             28%              49%

Average Commission Rate Paid 25               $ 0.06               --

Net assets - End of period (000's omitted)    $  --            $ 67,219








LIFE SCIENCES SERIES
                                                        For the period
                                                        Oct. 7, 1992
                                        For the         (commencement of
                                        Year ended      operations) to
                                        Dec. 31, 1993   Dec. 31, 1992

Net asset value - Beginning of
period                                  $ 10.12         $ 10.0018

Income from investment operations
   Net investment income (loss)           0.02            0.02
   Net realized and unrealized
     gain (loss) on investments           0.30            0.18
Total from investment operations          0.32            0.20

Less distributions to shareholders:
   From net investment income            (0.02)          (0.02)
   In excess of net investment income    (0.01)             --
   From net realized gain on investments (0.23)          (0.06)
   Redemption of Capitalization            --               --
Total distributions to shareholders      (0.26)          (0.08)

Net asset value - End of period          $ 10.18         $ 10.12

Total return 21                            3.16%           1.95%

Ratio (to average net
assets)/Supplemental data:
   Expenses                                1.14%           1.83%4
   Net investment income                   0.20%           0.67%4

Portfolio Turnover                          45%             --5

Average Commission Rate Paid 25             --              --

Net assets - End of period               $ 70,594        $ 13,210
(000's omitted)






WORLD OPPORTUNITIES SERIES CLASS A
                                                         For the period
                                                         Sept. 1, 1996
                                                         (commencement
                                        For the          of
                                        Year ended       operations) to
                                        Dec. 31, 1997    Dec. 31, 1996

Net asset value - Beginning of period   $ 10.42          $ 10.0022

Income from investment operations
   Net investment income (loss)           0.09             0.05
   Net realized and unrealized
     gain (loss) on investments           0.67             0.43
Total from investment operations          0.76              0.48

Less distributions to shareholders:
   From net investment income            (0.09)            (0.05)
   From net realized gain on
     investments                         (1.33)            (0.01)
Total distributions to shareholders      (1.42)            (0.06)

Net asset value - End of period          $ 9.76            $ 10.42

Total return 21                            7.81%             4.82%

Ratio (to average net assets)
/Supplemental data:
   Expenses                                1.15%            1.17%4
   Net investment income                   0.79%            1.54%4

Portfolio Turnover                         62%              1%

Average Commission Rate Paid             $ 0.0101          $ 0.0065

Net assets - End of period
(000's omitted)                          $ 95,215          $ 77,338







GLOBAL FIXED INCOME SERIES
                                            For the period
                                            Oct. 31, 1997
                                            (commencement of
                                            operations) to
                                            Dec. 31, 1997

Net asset value - Beginning of period       $ 10.00 24

Income from investment operations
   Net investment income  (loss)             0.08
   Net realized and unrealized gain
     (loss) on investments                   0.12
Total from investment operations             0.20

Less distributions to shareholders:
   From net investment income               (0.08)

Net asset value - End of period             $ 10.12

Total return 21                               2.00%

Ratio (to average net
assets)/Supplemental data:
   Expenses                                   1.09% 4
   Net investment income                      4.75% 4

Portfolio Turnover                            3%

Net assets - End of period (000's omitted)  $ 127,172




Footnotes to Financial Highlights:

1 Per share data was determined using a monthly average of the shares outstanding throughout the period.

2 On April 11, 1989, a $.004 dividend was distributed to shareholders of record on April 11, 1989.

3 On November 4, 1988, the Technology Series commenced sales of it's shares to persons who are investment advisory clients or employees of the Fund's Advisor.

4 Annualized.

5 For these periods, there were no purchases of securities whose maturity or expiration date was greater than one year from the acquisition date.

6 The investment practice of the Fund results in the active operation of the Series for discrete periods. On April 30, 1992 the Fund resumed sales of shares of the Small Cap Series to advisory clients and employees of the Fund's Advisor. Previously, the Small Cap Series was in active operation from November 11, 1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988. Other than those periods stated previously, the only shareholders of the Small Cap Series were those of the Initial Shareholders. During periods when the only shareholders of the Small Cap Series were the Initial Shareholders, assets of the Fund were invested in U.S. Treasury securities. On July 11 and 24, 1989, the shares held by the Initial Shareholders were redeemed in full and the Fund remained dormant until April 30, 1992.

7 Per share data for all period prior to May 18, 1988, have been restated to reflect the 10 for 1 stock dividend effected on May 18, 1988.

8 This amount is mathematically derived as the difference between the changes in net asset value for the year and net investment income. The amount shown for the year ended December 31, 1988 does not agree with the net realized gains and net decrease in unrealized appreciation for the year as shown on the Statement of Operations because the average number of shares for the year used to determine the above computations is significantly different than the number of shares outstanding at the time of the April 13, 1988 redemption described in Note (6) above.

9 Absent fee waivers, the ratios of expense to average daily net assets is as follows: 1.27%(for the period 4/30/92 to 12/31/92); 15.57%(for the period
1/1/89  to  7/24/89);  1.34%(for  the year ended 12/31/88); 2.27%(for the year ended 12/31/87); and 9.34%(for the period 1/6/88(commencement of operation) to 12/31/86).

10 During the period January 1, 1989 to July 24, 1989(date of full redemption), the only shareholders and resulting assets were those of the Initial Shareholders who redeemed their shares on July 11 and 24, 1989. Therefore, the ratios presented may not be representative of an actively operated series.

11 On November 11, 1986, the Fund commenced sales of shares of the Small Cap Series to persons who are investment advisory clients of the Fund's Advisor. Prior to that date, the Small Cap Series did not engage in any business operations other than to purchase and hold approximately $100,000 of U.S. Treasury securities.

12 Investment income per share is comprised of recurring dividend and interest income which amounted to $0.07 per share and special dividends from Bell Industries and Tempest Technologies, Inc. which amounted to $0.03 and $0.02 per share, respectively.

13 For the period April 30, 1992 to December 31, 1992, the ratios for the Small Cap Series were calculated using average daily net assets.

14 Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, due to the requirements of the Internal Revenue Code (the "Code"). The Code requires the Series to treat it's open forward currency contracts sold short as covered for their fair market value at the end of the period. The Series recognized the gains on the forward foreign currency contracts as unrealized for book purposes at the end of the period.

15 The investment practice of the Fund results in the active operation of the Series for discrete periods. On August 29, 1994, the Fund resumed sales of shares of the Technology Series to advisory clients and employees of the Fund's Advisor. Previously, the Technology Series was in active operations from November 4, 1988 to May 11, 1992. On May 11, 1992, the Technology Series redeemed all shares held, therefore, the ratios presented may not be representative of an actively traded fund.

16 Distributions may differ from net investment income and net realized capital gains because of book/tax timing differences, primarily the requirement of the excise tax regulations enacted as part of the 1986 Tax Reform Act. The regulations required the Series to measure capital gains through October 31, 1992. The excise tax regulations also required the Series to distribute those gains before December 31, 1992 to avoid payment of excise tax.

17 Initial offering price upon recommencement of operations on April 30, 1992.

18 International Series and Life Sciences Series commenced operations on August 27, 1992 and October 7, 1992, respectively. The initial offering price upon commencement of operations was $10.00 per share.

19 Initial offering price upon recommencement of operations on August 29, 1994.

20 The investment practice of the Fund results in the active operation of the Series for discrete periods. On September 21, 1995, the Life Sciences Series redeemed all shares held, therefore, the ratios presented may not be representative of an actively traded fund.

21 Represents aggregate total return for the period indicated.

22 Initial offering price upon commencement of operations on September 6, 1996.

23 The investment practice of the Fund results in the active operation of the Series for discrete periods. Previously, the Technology Series was in active operations from November 4, 1998 to May 11, 1992. On April 16, 1997, the Technology Series redeemed all shares held, therefore, the ratios presented may not be representative of an actively traded fund.

24 Initial offering price upon commencement of operation on October 31, 1997.

25 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.

The Fund

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. This Prospectus relates to eight series of the Fund: the Small Cap Series, the Energy Series, the Technology Series, the Financial Services Series, the International Series, the Life Sciences Series, and the Global Fixed Income Series and the World Opportunities Series. The Small Cap Series of the Fund is a diversified fund. The Energy Series, the Technology Series, the Financial Services Series, the International Series, the Life Sciences Series, and the Global Fixed Income Series and the World Opportunities Series are non-diversified funds. The Small Cap Series and World Opportunities Series are offered through five separate classes of shares, Class A, B, C, D and E shares, respectively. This Prospectus provides information with respect to the Class A shares only.

         Shares of the Fund are offered to employees of the Advisor and to its clients or those of its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the Advisor or its affiliates and directly to investors. There are no fees or expenses charged to any investor in connection with acquisition of Fund shares.

       Historically, shares of the Fund were available only in connection with certain strategies the Advisor employed on behalf of discretionary account clients that had authorized the Advisor to acquire and dispose of Fund shares on their behalf. These strategies entailed using one or more series of the Fund as a means to capture opportunities in specific market or industry sectors and to provide diversification among asset classes (e.g., international diversification or portfolio diversification among small-cap stocks) that could not otherwise be captured efficiently and with sufficient diversification. Once an investment opportunity was captured for a Series, that Series would ordinarily be "collapsed" (i.e., securities sold and the shares of the Series redeemed) and the proceeds returned to the individual client accounts. Such Series might not be "collapsed", however, if it continued to be a suitable vehicle for certain clients to diversify risk by investing in a sector or asset class (e.g., small capitalization stocks or international securities) the performance of which historically is not highly correlated (i.e., is said to have a low "covariance" or be "non-covariant") with other holdings in the client's advisory portfolio.

     The Advisor may also make the shares of the Fund offered hereby available in additional circumstances. First, Fund shares, including shares of series offered through separate prospectuses, may be used in connection with a discretionary account management service that uses Fund shares as the principal underlying investment medium. In addition, shares are offered to investors that are not discretionary account clients of the Advisor. Series made available in this way could no longer be collapsed at the Advisor's sole discretion. The Class A shares of the Small Cap Series and World Opportunities Series are offered to investors who purchase their shares directly from Manning & Napier Investor Services, Inc. (the Distributor).

        Since a Series may be used under varying conditions and market prices, the result for a given investor might differ from the result that would have been obtained had the Series been used only for clients with the same investment objective. However, the Advisor seeks to manage cash flows into and out of the Series in the interests of the Fund and its clients so as to minimize the effect on performance.

          As a general rule, the investment in shares of a Series on behalf of discretionary account clients is limited to a maximum of 5% -- or if the Advisor believes that the opportunity to capture investment values or to diversify risk among asset classes is particularly compelling, to a maximum of 10% -- of the client's portfolio. For clients who have selected a fixed income investment objective, the Advisor may invest up to 25% of their portfolio in the Global Fixed Income Series.


RISK AND INVESTMENT OBJECTIVES AND POLICIES

GENERAL

        The objective of each Series is to provide long-term growth of capital except for the Global Fixed Income Series which seeks long term total return. The various Series of the Fund may become inactive during periods when the Advisor believes that there are insufficient opportunities for growth in the particular market or individual sector. However, each Series is designed to provide an opportunity for long-term growth when used over an extended period of time in conjunction with the Advisor's overall investment management
services.    There  is  no assurance that a Series will attain its objective.
Each Series, except for the Global Fixed Income Series, will attempt to achieve its objective by investing primarily in equity securities as described below. Equity securities consist of common stocks and other securities having some of the characteristics of common stocks, such as convertible preferred stocks, convertible bonds and warrants. The Small Cap Series does not intend to invest more than 5% of the value of its total net assets in warrants. In the case of the International Series the equity securities may, and the World Opportunities Series, the equity securities will primarily consist of non-United States issuers. The principal factor in selecting convertible bonds will be the potential opportunity to benefit from movement in the stock price. There will be no minimum rating standards for debt aspects of such securities. Convertible bonds purchased by a Series may be subject to the risk of being called by the issuer. However, none of the Series will buy bonds if they are in default as to payment of principal or interest. The Global Fixed Income Series portfolio will consist primarily of government debt securities (e.g., those of agencies, instrumentalities and political subdivisions of U.S. and foreign governments) and of investment grade corporate debt securities, bank obligations and supranational obligations (rated BBB or better by Standard and Poor's Corporation ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") and high quality money market instruments (e.g., commercial paper, T-bills, certificates and deposit and bankers acceptances rated A-2 or better by S&P's or PRIME-2 or better by Moody's).

         Each Series, except for the Global Fixed Income Series, expects to be fully invested in equity securities under normal circumstances. The Global Fixed Income Series expects to be fully invested in fixed income securities under normal circumstances. During periods when economic conditions in the primary investment industries or vehicles for each Series are unfavorable or when market conditions suggest a temporary defensive position, a Series may invest its assets in U.S. government securities (or in the case of the International Series, the World Opportunities Series and the Global Fixed Income Series, both U.S. and foreign government securities), corporate bonds and money market instruments, including, but not limited to, commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements, rated in one of the top two rating categories by a major rating service or, if unrated, of comparable quality as determined by the Advisor (see the Appendix for details). In addition, even under normal circumstances the Series may to varying degrees invest in certain types of securities or use certain techniques and strategies discussed below under "Risk and Additional Information about Investment Policies".

SMALL CAP SERIES

          The Small Cap Series seeks to achieve its investment objective by investing principally in equity securities of small issuers. In general, a small issuer is one which has a market capitalization less than $700 million, or less than the median market capitalization of the S&P Midcap Index (the median market capitalization of the S&P Midcap Index as of the close on December 31, 1997 was approximately $1,834 million), whichever is greater at
the  time  of  investment.    The  Small  Cap  Series  will,  under  normal
circumstances, have at least 65% of the value of its total net assets invested in such securities; the balance, if any, will be invested in equity securities of other than small issuers considered appropriate by the Advisor. Current income is not a factor in pursuing the Small Cap Series' objective. There can be no assurance that the Series will attain its objective.

        Investing in the equity securities of small companies involves greater risk than investing in such securities of larger companies, because the equity securities of small companies may have less marketability and may be subject to more abrupt or erratic market movements than the equity securities of larger companies.

     Investing in the Series involves the risk that the anticipated changes in the economic environment will not occur. Changes in sector allocation may lead to significant portfolio turnover with attendant brokerage and (for taxable investors) tax consequences (see Dividends and Tax Status section). The Series expects that its portfolio turnover rate generally will be no more than 250%. The Series' ability to dispose of securities may be restricted by the requirements for qualification for a regulated investment company.

      The Series investment objective and policies as described above are not fundamental policies and may be changed without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change.

ENERGY SERIES

      The Energy Series seeks to achieve its investment objective by investing principally in the equity securities of companies in the energy industry and in industries connected with, marketing the products of, serving and/or supplying the energy industry or which use energy extensively in their product development or operations (hereinafter referred to as "energy and related industries"). An equity security will generally be considered appropriate for investment by the Energy Series if, as determined by the Advisor, at least 50% of the company's assets, revenues or net income are derived from or related to the energy and related industries. Under normal circumstances, at least 65% of the Series' total assets will be concentrated in securities of companies in the energy and related industries. Current income is not a factor in pursuing the Series' objective. There can be no assurance that the Series will attain its objective.

       The Series' policy as to concentration of investments in the securities of companies in the energy and related industries may involve a higher degree of risk than those of investment companies which are less concentrated in their investments. The special risks associated with investing in companies in the energy and related industries are that earnings and dividends of companies in these industries are greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies can fluctuate significantly over a short period of time due to changes in international politics, policies of the Organization of Petroleum Exporting Countries
(OPEC), relationships among OPEC nations, energy conservation, the regulatory environment, governmental tax policies and the economic growth and stability of countries which consume large amounts of energy resources. While the Series intends to invest in the securities of many different companies, in theory the Series could invest in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non-diversified". The fewer the companies the Series invested in, the greater would be the effect of each portfolio holding on the Series' performance. Given the industry concentration, an investment in the Series cannot be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates.

       The investment objective and policies as to concentration and continued use of its name are fundamental investment policies of the Energy Series. Fundamental investment policies may not be changed without the approval by a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Series.

TECHNOLOGY SERIES

          The Technology Series seeks to achieve its investment objective by investing principally in the equity securities of companies in science -and technology-based industries and in industries connected with, marketing the products of, serving and/or supplying science -and technology-based industries or which use scientific and technological advances extensively in their product development or operations (hereinafter referred to as "technology and related industries"). Examples of companies involved in technology and related industries include the following areas: biotechnology and health care; communications; computers; electronics; factory and office automation; metallurgical and other materials advances; and specialty chemicals, among others. An equity security will generally be considered appropriate for investment by the Technology Series if, as determined by the Advisor, at least 50% of the company's assets, revenues or net income are derived from or related to technology and related industries. Under normal circumstances, at least 65% of the Series' total assets will be concentrated in securities of companies in technology and related industries. Current income is not a factor in pursuing the Series' objective. There can be no assurance that the Series will attain its objective.

       The Technology Series' policy as to concentration of investments in the securities of companies in technology and related industries may involve a higher degree of risk than those of investment companies which are less concentrated in their investments. The special risks associated with investments in the stocks of technology and related industries are that the earnings prospects of these companies may be particularly uncertain or volatile for a variety of reasons. These companies may have limited product lines, market or financial resources, or they may be dependent upon a limited management group. Products and services they offer may not prove to be commercially successful or may be rendered obsolete by advances in science and technology. In addition, biotechnology and health care companies may be subject to extensive regulatory requirements causing considerable expense and delay. Hence, such stocks may exhibit relatively high price volatility and involve a high degree of risk. While the Series intends to invest in the securities of many different companies, in theory the Series could invest in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non-diversified". The fewer the companies the Series invested in, the greater would be the effect of each
portfolio  holding  on  the  Series'  performance.    Given  the  industry
concentration, an investment in the Series cannot be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates.

       The investment objective and policies as to concentration and continued use of its name are fundamental investment policies of the Technology Series. Fundamental investment policies may not be changed without the approval by a majority, as defined in the 1940 Act, of the outstanding voting securities of the Series.

FINANCIAL SERVICES SERIES

       The Financial Services Series seeks to achieve its investment objective by investing principally in the equity securities of companies in the financial services industry and in industries connected with, serving and/or supplying the financial services industry or which use financial services extensively in their product development or operations (hereinafter referred to as "financial services and related industries"). Selected examples of companies involved in financial services would include: banks; thrift institutions; insurance companies and brokers; finance companies; stockbrokers and investment managers; leasing companies; real estate services; credit card services; and, certain vendors and customers of the above (e.g., financial software companies). The Series may purchase securities of an issuer which derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to applicable SEC regulations as set forth in the Statement of Additional Information. An equity security will generally be considered appropriate for investment by the Financial Services Series if, as determined by the Advisor, at least 50% of the company's assets, revenues or net income are derived from or related to the financial services and related industries. Under normal circumstances, at least 65% of the Series' total assets will be concentrated in securities of companies in the financial services and related industries. Current income is not a factor in pursuing the Series' objective. There can be no assurance that the Series will attain its objective.

       The Series' policy as to concentration of investments in the securities of companies in the financial services and related industries may involve a higher degree of risk than those of investment companies which are less concentrated in their investments. The special risks associated with investments in financial services and related industries are that the earnings prospects of these companies may be uncertain or volatile for a variety of reasons. These companies may be subject to uncertainties from changes in: interest rates; the rate of inflation; the quality of their loan or investment portfolios; government policies involving regulation or taxation; the ability or willingness of consumers, companies, and governments to repay loans; and the economic growth and political stability of outstanding debtor nations. Certain financial services companies may also have limited product lines, markets or financial resources, or they may be dependent upon a limited management group or be affected by severe price competition. While the Series intends to invest in the securities of many different companies, in theory the Series could invest in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non-diversified". The fewer the companies the Series invested in, the greater would be the effect of each portfolio holding on the Series' performance. Given the industry concentration, an investment in the Series cannot be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates.

       The investment objective and policies as to concentration and continued use of its name are fundamental investment policies of the Financial Services Series. Fundamental investment policies may not be changed without the approval by a majority, as defined in the 1940 Act, of the outstanding voting securities of the Series.

INTERNATIONAL SERIES

         The International Series seeks to achieve its investment objective by investing principally in equity securities of non-United States issuers. The International Series will, under normal circumstances, have at least 65% of the value of its total assets invested, and expects to be fully invested, in equity securities issued by non-United States entities in three or more countries including, but not limited to, France, Germany, the United Kingdom, Spain, Italy, Switzerland, Belgium, the Netherlands, Denmark, Sweden, Norway, Canada, Mexico, Japan, Singapore, Australia, and New Zealand. Current income is not a factor in pursuing the Series' objective. There can be no assurance that the Series will attain its objective.

         While the International Series intends to invest in the securities of many different companies, in theory the Series could be invested in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non-diversified". The fewer the companies the Series invests in, the greater would be the effect of each portfolio holding on the Series' performance. Given the Series' status as non-concentrated, no investment will be made that will result in more than 25% of the Series' assets being invested in any one industry. A foreign government and its agencies will be deemed separate industries for purposes of this restriction. The Series should not be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates. See "Risk and Additional Information about Investment Policies - Foreign Securities" for a further discussion of the risks associated with investments in foreign securities.


LIFE SCIENCES SERIES

         The Life Sciences Series seeks to achieve its investment objective by investing principally in the equity securities of companies engaged in research, development, production, or distribution of products and services related to the life sciences. Examples of companies involved in the life sciences and related industries include those in the following areas:

          Pharmaceuticals, including ethical (prescription) and proprietary (nonprescription) drugs, drug delivery systems, and chemical or biological components used in diagnostic testing;

          Biotechnology, including processes, products or services relevant to human health care, veterinary medicine, agriculture, bioremediation, energy systems or industrial manufacturing;

          Medical Products and Supplies, including equipment used in chemical analysis and diagnostic testing, surgical and medical instruments, and dental and optical products;

          Health Care Services, including owners/operations of acute care hospitals, specialty treatment hospitals, health maintenance organizations, nursing homes, outpatient care centers, and other services associated with health care delivery; and

          Environmental Services, including companies engaged in research, development, manufacture or distribution of products, processes or services related to waste management or pollution control.

          An equity security will generally be considered appropriate for investment by the Life Sciences Series if, as determined by the Advisor, at least 50% of the company's assets, revenues, or net income are derived from or
related  to  the  life  sciences  and  related  industries.    Under  normal
circumstances, at least 65% of the Series' total assets will be concentrated in securities of companies in the life sciences and related industries. Current income is not a factor in pursuing the Series' objective. There can be no assurance that the Series will attain its objective.

        The Life Sciences Series' policy as to concentration of investments in the securities of companies in the life sciences and related industries may involve a higher degree of risk than those of investment companies which are less concentrated in their investments. The special risks associated with investments in the life sciences and related industries are that the earnings prospects of these companies may be uncertain or volatile for a variety of reasons. For example, the Life Sciences Series' industries are subject to substantial government regulation and, in some instances, funding or subsidies. Accordingly, changes in government policies or regulations could have a material effect on the demand and/or supply of products and services. In addition, scientific and technological advances present the risk that products and services may be subject to rapid obsolescence. Moreover, there may be significant liability risks associated with medical or environmental products and services. While the Series' portfolio will normally include securities of established suppliers of traditional products and services, the Series may also invest in smaller companies (including companies without historical records of having earned profits) that may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, the price of their securities may fluctuate more erratically and to a greater degree than those of larger, more established companies since they may trade less frequently and in more limited volume. While the Series intends to invest in the securities of many different companies, in theory the Series could invest in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non-diversified". The fewer the companies the Series invested in, the greater would be the effect of each portfolio holding on the Series' performance. Given the industry concentration, an investment in the Series cannot be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates.

       The investment objective and policies as to concentration and continued use of its name are fundamental investment policies of the Life Sciences Series. Fundamental investment policies may not be changed without the approval by a majority, as defined in the 1940 Act, of the outstanding voting securities of the Series.

GLOBAL FIXED INCOME SERIES

      The Global Fixed Income Series seeks to achieve its investment objective by investing principally in fixed income securities issued by governments, banks, corporations and supranational entities located anywhere in the world. The Series will, under normal circumstances, have at least 65% of the value of its total assets in fixed income securities of issuers located in three or more countries, including, but not limited to, the United States, Western Europe, Canada, Mexico, Japan, Australia and New Zealand. The portfolio may invest in securities denominated in U.S. or foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country. There is no limit on the amount the Series may invest in any one country, or in securities denominated in the currency of any one country. There can be no assurance that the Series will attain its objective.

          The Series' investments in fixed income securities will include debt securities issued or guaranteed by U.S. or foreign sovereign governments, their agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by independent international organizations created or supported by multiple governmental entities ("supranational entities") such as the World Bank; U.S. or foreign corporate debt including commercial paper, notes and bonds; debt obligations of U.S. and foreign banks and bank holding companies; money market instruments; mortgage-backed securities; and repurchase agreements involving these securities. The Series' portfolio will consist primarily of government debt securities and of investment grade corporate debt securities, bank debt and money market securities as rated by an established rating agency (i.e., BBB or A-2 or better by S&P or Baa or PRIME-2 or better by Moody's ), or, if not rated, determined to be of comparable quality by the Advisor. Bonds rated BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics. The Series may invest up to 20% of its assets in lower-rated, high-risk debt securities (those rated Ba or lower by Moody's or BB or lower by S&P) which have poor protection of payment of principal and interest. These securities are commonly known as junk bonds. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Securities in the lowest rating category that the Series may purchase (securities rated D by S&P or C by Moodys) may present a particular risk of default, or may be in default and in arrears in payment of principal and interest. In addition, C- or D-rated securities may be regarded as having extremely poor prospects of ever attaining investment standing. Yields and market values of these bonds will fluctuate over time, reflecting changing interest rates and the markets perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or a substantial period of rising interest rates, may disrupt the high-yield bond market, affecting both the value and liquidity of such bonds. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. An economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected. Ratings of corporate bonds including lower rated bonds are included in the Appendix. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. The following table provides a summary of ratings assigned by S&P to debt obligations in the Series portfolio.




                        S & P Rating    Average
                        AAA             47
                        AA              29
                        A                5
                        BBB              0
                        BB              19


These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1997, presented as a percentage of total investment. These percentage are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

        The Series may invest up to 5% of its total assets in debt securities convertible into equity securities, although the Series has no current intention to convert such securities or to hold them as equities after conversion. The maturity of debt securities may be long-term (10 years or greater), intermediate (1 to 10 years), or short-term (12 months or less) and the proportion invested in each category can be expected to vary depending on evaluations of market conditions. The value of debt securities held by the Series, and therefore the Series' total return, is significantly affected by movements in interest rates and by changes in foreign currency exchange rates. In addition, the effect of interest rate movements on the value of the Series' shares will be affected by the Series' average weighted maturity since longer term securities will experience greater fluctuations than shorter term securities. The value of debt securities held by the Series will also be affected by changes in the ratings of any securities and changes in the ability of the issuer to make payments of principal and interest.

        While the Series intends to invest in the securities of many different companies, in theory the Series could invest in the securities of fewer than 15 companies without violating the various restrictions now imposed on the Series' investments by its fundamental investment policies because the Series is "non-diversified". The fewer the companies the Series invested in, the greater would be the effect of each portfolio holding on the Series' performance. The Global Fixed Income Series will not invest more than 25% of its total assets in any one foreign government. A foreign government and its agencies will be deemed separate industries for purposes of this restriction. The Series should not be considered, and is not intended to be, a complete investment program. Rather, it will be one of a number of holdings in the portfolios of the clients of the Advisor or its affiliates. See "Additional Investment Policies--Foreign Securities" for a further discussion of the risks associated with investments in foreign securities.

      The investment objective and policies and the continued use of its name are fundamental investment policies of the Global Fixed Income Series. Fundamental investment policies may not be changed without the approval by a majority, as defined in the 1940 Act, of the outstanding voting securities of the Series.

WORLD OPPORTUNITIES SERIES

        The World Opportunities Series seeks to attain its objective by investing at least 65% of its assets in common stocks of companies domiciled in at least three different countries. The Advisor will emphasize individual security selection to identify those issuers which, in the Advisor's opinion, have attractive long-term business prospects and valuations. It may invest up to 20% of assets in noninvestment-grade convertibles and debt securities.
There can be no assurance that the Series will attain its objective.

        The Series may also invest up to 35% of its assets in corporate debt securities of foreign issuers and in obligations issued by foreign governments or their respective agencies and instrumentalities. The value of debt securities fluctuates inversely to changes in interest rates. The Series may invest in both exchange and over-the-counter traded securities. The Series may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in debt securities rated below investment grade, i.e., rated lower than BBB by S&P or Baa by Moody's, or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as junk bonds. Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Special Risk and Additional Investment Policies - World Opportunities Series Only".

      The Series is a non-diversified portfolio under the 1940 Act which means that the Series is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Series may invest a greater proportion of its assets in the securities of a small number of issuers and as a result will be subject to greater risk with respect to its securities. However, the Series intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

        For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Series may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations deemed to be creditworthy by the Advisor, commercial paper rated A-1 by S&P or PRIME-1 by Moody's, repurchase agreements involving such securities and other investment companies investing solely in such securities as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix and the Statement of Additional Information.

        Unless otherwise stated, the Series' investment policies are not fundamental and may be changed without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change.

        In addition, the Series may to varying degrees use certain techniques and strategies discussed below under "Risk and Additional Information about Investment Policies".

RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

        In attempting to achieve their objectives, the Series may follow a number of investment strategies as described below. Unless otherwise noted, these strategies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior notice or approval of a Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

FOREIGN SECURITIES

      In seeking its objective, the International Series will invest primarily in common stocks of non-United States issuers, while the World Opportunities Series will invest 65% of its assets in common stocks of companies domiciled
in at least three different countries.   The Global Fixed Income Series will
invest primarily in government and corporate fixed income securities issued anywhere in the world, including the U.S. In addition, the Life Sciences Series may invest up to 25% of its assets, and each other Series may invest up to 10% of its assets in foreign securities which are not publicly traded in the United States. Each Series will invest no more than 25% of its assets in any one foreign government. Each Series, except for the Global Fixed Income Series, may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. Each Series' restriction on investment in foreign securities is a fundamental policy that cannot be changed without the approval of a majority, as defined in the 1940 Act, of the outstanding voting securities of a Series.

     There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the United States. The Global Fixed Income Series' policy under which it has no limit on the amount it may invest in any one country may involve a higher degree of risk than if the Fund were more diversified among countries. The special risks associated with investing in just one country include a greater effect on portfolio holdings of country-specific economic factors, currency fluctuations and country-specific social or political factors.

        Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

REPURCHASE AGREEMENTS

        Each Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, a Series purchases securities ("collateral") from financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be creditworthy, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

        The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Fund's custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Series under the 1940 Act.

U.S. GOVERNMENT SECURITIES

        Each Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' rights to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the agency (e.g., Fannie Mae).

SHORT SALES

     Each Series may, within limits, engage in short sales "against the box". A short sale is the sale of borrowed securities; a short sale against the box means that the Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of a Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

      Each Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Series will maintain a separate account with a segregated portfolio of liquid assets in an amount equal to the purchase price.

MORTGAGE-BACKED SECURITIES

       Each Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage ivestment conduits ("REMICs") that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities' values, which are likely to vary inversely with fluctuations in interest rates.

      Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. When the Advisor is determining the maturity of pass-through certificates the Advisor will consider the maturity to be equal to the average life rather than the stated maturity. Because of the subjective nature of average life calculations, the average maturity of a Series portfolio maybe difficult to monitor. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

            To the extent that the Series purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the Series' principal investment to the extent of the premium paid. The yield of the Series may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, the prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

VARIABLE AND FLOATING RATE INSTRUMENTS

        Certain of the obligations purchased by each of the Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

HEDGING TECHNIQUES

     Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series' portfolio, that is, to reduce the overall level of risk that normally would be expected to be associated with its investments. Each Series may write covered call options on common stocks (fixed income securities for the Global Fixed Income Series); may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. Each Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, each Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. Each Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

OPTIONS ON SECURITIES

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. Each Series will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a "covered basis", i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. The Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount by which the option is "in the money".

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

FUTURES CONTRACTS

       Each Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. The Series may not purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside liquid assets in a segregated account with its custodian in the amount prescribed.

      The Series' successful use of futures contracts depends on the Advisor's ability to accurately predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Series. Certain futures exchanges or boards of trades have established daily limits based on the amount of the previous day's settlement price. These daily limits may restrict the Series' ability to repurchase for sale certain futures contracts on any particular day.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        The Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of a Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Series to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Series do not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract means the obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract means the obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. A Series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. A Series may not purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of each Series' portfolio.

FOREIGN CURRENCY OPTIONS

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

RISKS ASSOCIATED WITH HEDGING STRATEGIES

      There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor accurately to predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the stocks held by a Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and, (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Code may restrict trading in forward currency contracts, options, futures contracts and futures options.

SPECIAL RISK AND ADDITIONAL INVESTMENT POLICIES--WORLD OPPORTUNITIES SERIES
ONLY

       The World Opportunities Series may engage in the following investment policies and practices, some of which are described in more detail in the Statement of Additional Information.

FOREIGN INVESTMENTS

          Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S., including the possibility of unfavorable currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities. In general, there may be limited public information with respect to foreign issuers, and some foreign issuers may also be subject to less comprehensive accounting and disclosure requirements than similar U.S. issuers.

      The Series' investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

INVESTING IN OTHER INVESTMENT COMPANIES

         The Series may invest up to 10% of its total assets in closed-end investment companies commonly referred to as "country funds". Such investments will involve the payment of duplicate fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

SMALL COMPANIES

      The Series may invest in smaller, less well established companies which may offer greater opportunities for capital appreciation than larger, better established companies. These stocks may also involve certain risks related to limited product lines, markets or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange-listed securities of larger companies.

SECURITIES LENDING

          The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in liquid securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Series.

HIGH YIELD DEBT SECURITIES

      High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor's independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. The Series will also seek to minimize risk by diversifying its holdings.

PRINCIPAL INVESTMENT RESTRICTIONS

        The Series are subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of a Series' outstanding shares.

        Each Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the borrowing Series' total assets and the borrowing Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

       The Small Cap Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities). The Series may not purchase more than 10% of the outstanding voting securities of any one issuer.

      The Small Cap Series, the International Series, the Global Fixed Income Series and the World Opportunities Series may not invest 25% or more of the value of their total assets in securities of issuers in any one industry.

     No Series will invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

        Each Series may purchase shares of closed-end (except for the World Opportunities Series which may also purchase shares of open-end) investment companies that are traded on national exchanges to the extent permitted by applicable law.

         No Series may make loans, except loans of portfolio securities and through repurchase agreements.

        Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

MANAGEMENT

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor and custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Exeter Asset Management (the Advisor), a division of Manning & Napier Advisors, Inc. ("MNA"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts makes all the investment decisions for the Fund.

       The Advisor acts as investment advisor to the Fund and supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of MNA. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

       As of the date of this Prospectus, the Advisor and MNA supervised over $7.5 billion in assets of clients, including both individuals and institutions. For its services to the Fund under the investment advisory agreement, the Fund pays the Advisor a fee, computed daily and payable
monthly, at an annual rate of 1% of each Series daily net assets.   The
advisory fee charged by the Advisor to its investment advisory clients will not include or be based on assets of such clients held in shares of the Fund. The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

       The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance.

OFFERING OF SHARES

      Shares of the Series are offered to persons who are investment advisory clients or employees of the Fund's Advisor or its affiliates and directly to investors. Class A shares of the Small Cap Series and World Opportunities Series are offered to investors who purchase the shares directly from the Distributor. The purchase price for shares will be the net asset value next determined after receipt by the Distributor of a duly completed purchase order transmitted by the Advisor to the Distributor either executed by the investor or by the Advisor pursuant to a power of attorney and/or investment management agreement granted by the client.

         The minimum initial investment in the Fund is $2,000. The minimum initial or subsequent investment in any Series of the Fund for accounts held custody by the Advisor or its affiliates is $400. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order. The Distributor may suspend offering shares to other than discretionary management accounts of the Advisor.

      Manning & Napier Investor Services, Inc. acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. There will be no additional costs to clients for this service.

NET ASSET VALUE

     The Fund's net asset value per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open when the following holidays are observed: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share is the value of a Series assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Series portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

YIELD AND TOTAL RETURN

        From time-to-time each Series may advertise its total return and the Global Fixed Income Series may advertise its total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

       The "30-day yield" of the Global Fixed Income Series is calculated by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. Net investment income includes interest and dividend income earned on the Series securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in a Series' reports to shareholders.

REDEMPTION OF SHARES

      If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "good order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as the term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption. Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks), payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check has cleared.

        Subject to the Series' compliance with applicable regulations, each Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DIVIDENDS AND TAX STATUS

TAXES

      The following summary of federal income tax consequences is based on the current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

         No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Series or its shareholders, and these Series are not managed with respect to tax outcomes for their shareholders. In addition, state and local tax consequences of an investment in the Series may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult with their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS

        Under the Internal Revenue Code of 1986, as amended (the Code), each Series is treated as a separate entity for federal income tax purposes. Each Series intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment company taxable income, and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

TAX STATUS OF DISTRIBUTIONS

     Dividends and distributions will be paid in full and fractional shares of the Fund, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. If a shareholder has chosen to receive dividends and/or capital gain distributions in cash, and the postal service is unable to deliver checks to the shareholders address of record, or the shareholder does not respond to mailing from the Fund concerning outstanding checks, that shareholders account will be updated so that all future distributions will be reinvested in the account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Each Series will distribute all of its net investment income (including net short-term capital gains) to shareholders. Dividends from net investment company taxable income are taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Seriess earnings and profits. Net capital gains will be distributed at least annually and will be taxed to shareholders as a 20% rate gain distribution (generally taxed at a rate of 20%) or a 28% rate gain distribution (generally taxed at a rate of 28%), depending upon the designation by the Series (such designation being dependent upon the holding period of the Series in the underlying asset generating the net capital gain), regardless of how long the shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. If no designation is made regarding a capital gain dividend, it will be classified as a 28% rate gain distribution, and, thus, taxed at a rate of 28%. Dividends and distributions of capital gains paid by the Series do not qualify for the dividends received deduction for corporate shareholders. The Series will provide annual reports to shareholders of the federal income tax status of all distributions.

      Dividends declared by the Series in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Series and received by the shareholders on December 31 of the year declared, if paid by the Series at any time during the following January.

          Investment income received directly by the Series on direct U.S. Government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends from the Series provided certain state-specific conditions are satisfied. The Series will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Series is considered tax exempt in their particular states.

      Each Series intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax applicable to regulated investment companies.

     A sale, exchange or redemption of a Seriess shares generally is a taxable transaction to the shareholder.

ADDITIONAL DIVIDEND AND TAX INFORMATION FOR THE INTERNATIONAL SERIES, THE GLOBAL FIXED INCOME SERIES AND THE WORLD OPPORTUNITIES SERIES

       Income, such as dividends and interest, received by the International Series, the Global Fixed Income Series and the World Opportunities Series may give rise to withholding taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions and treaties between such countries and the United States may reduce or eliminate such taxes.

       If more than 50% of the value of the International Series', the Global Fixed Income Series' and the World Opportunities Series' total assets at the close of their fiscal year consists of stocks or securities of foreign corporations, the Series will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the Series will be required to include in gross income their respective pro rata portions of foreign taxes paid by the Series, and either deduct such respective pro rata portions in computing their taxable incomes or, alternatively, use such pro rata portions as foreign tax credits against their U.S. income taxes. Investors should note that Code Section 904 imposes significant limitations on a taxpayer's ability to claim the foreign tax credit.

GENERAL INFORMATION

       The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities.

        The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by Series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series. Income, direct liabilities and direct operating expenses of each Series will be allocated directly to each Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of each Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

       All securities and cash are held by the custodian, Boston Safe Deposit and Trust Company. Coopers & Lybrand, L.L.P. has been selected as the independent accountants of the Series and performs an annual audit of the Series' accounts and reviews the Series' tax returns.

      Manning & Napier Advisors, Inc. serves as the Funds transfer agent, and dividend disbursing agent. Shareholder inquiries should be directed to Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS


Moody's Investors Services, Inc.'s corporate bond ratings:

        Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B  -  Bonds  which are rated B generally lack characteristics of the
desirable  investment.    Assurance  of  interest and principal payments or of
maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.


Standard & Poor's Corporation's corporate bond ratings:

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to
pay interest and repay principal.    Whereas  they  normally  exhibit  adequate
protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

          PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -     Leading market positions in well-established industries.
        -     High rates of return on funds employed.
        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

          A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2 - Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

          A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B - Issues rated B are regarded as having significant speculative characteristics for timely payment.

          C - This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                                        EXETER FUND, INC.


                                                        Small Cap Series


                                                        Prospectus
                                                        April 20, 1998

                              EXETER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                               1-800- 466-3863

                               SMALL CAP SERIES


          Exeter Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Class A, B, C, D and E Shares (each a Class and collectively, the Classes) of the Small Cap Series of the Fund (the "Series"). The Series' investment objective is to provide long-term growth of capital by investing principally in the equity securities of small issuers.

       This Prospectus provides you with the basic information you should know before investing in the Series. The Fund's other series are offered through separate prospectuses. You should read this Prospectus and keep it for future reference. A Statement of Additional Information dated April 20, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS APRIL 20, 1998.

                              EXETER FUND, INC.


                               SMALL CAP SERIES



No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.


                                  PROSPECTUS

                              TABLE OF CONTENTS



Annual Operating Expenses                                        3
Financial Highlights                                             7
The Fund                                                         9
Risk and Investment Objectives and Policies                      9
Risk and Additional Information about Investment Policies       10
Principal Investment Restrictions                               14
Management                                                      15
Distribution of Fund Shares                                     15
Total Return                                                    16
Purchases, Exchanges and Redemptions of Shares                  16
Redemption of Shares                                            18
Dividends and Tax Status                                        19
General Information                                             20
Appendix                                                        21

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)                     ALL CLASSES
Maximum Sales Charge Imposed on Purchases               None
Redemption Fees 1                                       None
Exchange Fees 2                                         None

1 A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."

2 A shareholder may effect up to four (4) exchanges in a twelve (12) month period without charge. Subsequent exchanges are subject to a fee of $15.

ANNUAL OPERATING EXPENSES - CLASS A SHARES

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class A Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class A Shares of the Series (as a percentage of average daily net assets) 1:

     Management Fees                            1.00%
     Rule 12b-1 Fees                            None
     Other Expenses                             0.07%
     Total Operating Expenses                   1.07%

       1     The Small Cap Series offered Class A Shares during the year ended
December 31, 1997; therefore, actual management fees and other expenses are used above.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class A Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

EXAMPLE - CLASS A SHARES

You would pay the following expenses on a $1,000 investment in Class A Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:

                        1 year     3 years     5 years     10 years

Small Cap Series        $11        $34         $59         $131

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

Operating Expenses - CLASS B SHARES

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class B Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class B Shares of the Series (as a percentage of average daily net assets) 1:

     Management Fees                            1.00%
     Rule 12b-1 Fees 2                          1.00%
     Other Expenses                             0.07%
     Total Operating Expenses                   2.07%

1 The Small Cap Series offered only Class A Shares during the fiscal year ended December 31, 1997; therefore, actual management fees and other expenses of Class A shares of the Series are used above.

2 Of the Rule 12b-1 fees for the Class B shares, 0.25% represents shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class B Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the NASD).

EXAMPLE - CLASS B SHARES

You would pay the following expenses on a $1,000 investment in Class B Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:

                        1 year     3 years     5 years     10 years

Small Cap Series        $21        $65         $111        $240

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

Operating Expenses - CLASS C SHARES

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class C Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class C Shares of the Series (as a percentage of average daily net assets) 1:

     Management Fees                            1.00%
     Rule 12b-1 Fees 2                          0.75%
     Other Expenses                             0.07%
     Total Operating Expenses                   1.82%

1 The Small Cap Series offered only Class A Shares during the fiscal year ended December 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2 Of the Rule 12b-1 fees for the Class C shares, up to 0.25% represents shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class C Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

EXAMPLE - CLASS C SHARES

You would pay the following expenses on a $1,000 investment in Class C Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:

                        1 year  3 years 5 years 10 years

Small Cap Series        $18     $57     $99     $214

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

Operating Expenses - CLASS D SHARES

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class D Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class D Shares of the Series (as a percentage of average daily net assets) 1:

     Management Fees                            1.00%
     Rule 12b-1 Fees 2                          0.50%
     Other Expenses                             0.07%
     Total Operating Expenses                   1.57%

1 The Small Cap Series offered only Class A Shares during the fiscal year ended December 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2 Of the Rule 12b-1 fees for the Class D shares, up to 0.25% represents shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class D Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

EXAMPLE - CLASS D SHARES

You would pay the following expenses on a $1,000 investment in Class D Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:

                        1 year     3 years     5 years     10 years

Small Cap Series        $16        $50         $86         $187


THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

Operating Expenses - CLASS E SHARES

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class E Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class E Shares of the Series (as a percentage of average daily net assets) 1:

     Management Fees                            1.00%
     Rule 12b-1 Fees 2                          0.25%
     Other Expenses                             0.07%
     Total Operating Expenses                   1.32%

1 The Small Cap Series offered only Class A Shares during the fiscal year ended December 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2 Of the Rule 12b-1 fees for the Class E Shares, up to 0.25% may represent shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class E Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

EXAMPLE - CLASS E SHARES

You would pay the following expenses on a $1,000 investment in Class E Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:

                        1 year     3 years     5 years     10 years

Small Cap Series        $13        $42         $72         $159


THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


 FINANCIAL HIGHLIGHTS

The following table provides selected per share data and ratios for the Class A Shares of the Small Cap Series (for a share outstanding throughout the periods shown). The table is part of the Series' financial statements, which are incorporated by reference into the Funds Statement of Additional Information. Coopers & Lybrand, L.L.P. , the Funds independent accountants, audited the Funds financial highlights for each of the periods shown. Additional performance information is contained in the Funds 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-466-3863. Because the Funds Class B, C, D and E Shares had not been introduced as of December 31, 1997, no financial highlights are presented for the Class B, C, D or E Shares of the Series. This table should be read in conjunction with the Series financial statements and notes thereto.







                              For the year      For the year     For the year
                              ended             ended            ended
SMALL CAP SERIES 1, 2 -       Dec. 31,1997      Dec. 31, 1996    Dec. 31, 1995
 CLASS A SHARES
-
Per share data (for a share outstanding
throughout each period):
Net asset value -
 Beginning of period          $ 12.09           $ 11.95          $ 12.92

Income from investment
operations
    Net investment income
     (loss)                     (0.01)            0.05            0.00
   Net realized and
     unrealized gain  (loss)
     on investments              1.50             1.11            1.93
    Total from investment
      operations                 1.49             1.16            1.93
Less distributions
declared to shareholders
   From net investment
     income                     (0.01)           (0.04)             --
    From net realized gain
      on investments            (1.52)           (0.89)          (2.90)
    In excess of net
      realized gains              --            (0.09)             --
Redemption of capital             --               --              --
Total distributions
 declared to shareholders       (1.53)           (1.02)          (2.90)

Net asset value - End of
 period                        $ 12.05           $ 12.09         $ 11.95

Total return11                   12.29%            10.06%          14.70%

Ratios (to average net assets)/Supplemental data:
Financial Highlights
Small Cap Series - Class A
 Shares (continued)
     Expenses8                   1.07%            1.08%           1.07%
     Net investment income      (0.12%)            0.29%         (0.03)%

Portfolio Turnover               94%              31%             77%

Average Commission Rate Paid   $ 0.0224         $ 0.0291        $ 0.05

Net assets - End of period
 (000's omitted)               $ 121,600        $ 100,688       $ 143,003



  Prior to July 8, 1993, the investment practice of the Fund resulted in the active operation of the Series for discrete periods. On April 30, 1992, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. and its affiliates. On July 8,
1993,  the     Series      began  offering  shares  directly  to  investors.
Previously, the Series was in active operation from November 11, 1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988.

During the period of January 6, 1986 to November 10, 1986, May 15, 1987 to November 30, 1987 and April 14,1988 to July 24, 1989, the only shareholders of the Fund were the shareholders who provided the initial capitalization for the
   Series (the "Initial Shareholders"). During the periods when the only shareholders of the Series were the Initial Shareholders, assets of the Sereis were invested in U.S. Treasury securities. On July 11 and 24, 1989 the shares held by the Initial Shareholders were redeemed in full and the Fund remained dormant until April 30, 1992.

2 Per share data for all period prior to May 18, 1988, have been restated to reflect the 10 for 1 stock dividend effected on May 18, 1988.

3    Per  share  data  was  determined  using  a monthly average of the shares outstanding throughout the period.

4 On November 11, 1986, the Fund commenced sales of shares of the Small Cap Series to persons who were investment advisory clients of the Fund's Advisor. Prior to that date, the Small Cap Series did not engage in any business operations other than to purchase and hold approximately $100,000 of U.S. Treasury securities.

5  Annualized.

6    For these periods, there were no purchases of securities whose maturities or expiration dates were greater than one year from the acquisition date.

7 During the period January 1, 1989 to July 24, 1989, the only shareholders and resulting assets were those of the Initial Shareholders, as described in
Note 1, who redeemed their shares on July 11 and 24, 1989; therefore, the ratios and total return presented may not be representative of an actively operating fund.

8 Absent fee waivers, the ratios of expenses to average daily net assets is as follows: 1.27% (for the period 4/30/92 to 12/31/92); 15.57% (for the period 1/1/89 to 7/24/89);1.34% (for the year ended 12/31/88); 2.27% (for the year ended 12/31/87); and 9.34% (for the period 1/6/88 (commencement of operations) to 12/31/86).

9 Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, primarily due to the requirements of the excise tax regulations enacted as part of the 1986 Tax Reform Act. The regulations required the Series to measure capital gains through October 31, 1992. The excise tax regulations also required the Series to distribute those gains before December 31, 1992 to avoid payment of excise tax.

10    Initial  offering  price  upon recommencement of operations on April 30,
1992.

11 Represents aggregate total return for the period indicated.




                                  FOR THE YEAR     FOR THE YEAR
                                  ENDED            ENDED
SMALL CAP SERIES 1, 2 -           DEC. 31, 1994    DEC. 31, 1993
CLASS A SHARES
-
PER SHARE DATA (FOR A
SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE -
BEGINNING OF PERIOD               $ 12.52          $ 11.24

INCOME FROM INVESTMENT
OPERATIONS
   NET INVESTMENT INCOME (LOSS)    (0.07)           (0.04)
   NET REALIZED AND
     UNREALIZED GAIN  (LOSS)
     ON INVESTMENTS                 1.05             1.70
    TOTAL FROM INVESTMENT           0.98             1.66
      OPERATIONS

LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS
   FROM NET INVESTMENT
     INCOME                          --               --
    FROM NET REALIZED GAIN
      ON INVESTMENTS               (0.58)           (0.38)
      IN EXCESS OF NET
      REALIZED GAINS                 --               --
    REDEMPTION OF CAPITAL            --               --
TOTAL DISTRIBUTIONS                (0.58)           (0.38)
DECLARED TO SHAREHOLDERS

NET ASSET VALUE - END OF PERIOD    $ 12.92          $ 12.52

TOTAL RETURN11                       8.01%            14.64%

RATIOS (TO AVERAGE NET ASSETS)
/SUPPLEMENTAL DATA:
FINANCIAL HIGHLIGHTS
SMALL CAP SERIES - CLASS A
SHARES (CONTINUED)
     EXPENSES8                       1.10%            1.13%
     NET INVESTMENT INCOME          (0.58)%          (0.43)%

PORTFOLIO TURNOVER                   31%              12%

AVERAGE COMMISSION RATE PAID         --               --


NET ASSETS - END OF PERIOD
(000'S OMITTED)                     $ 105,522        $ 70,734






1 Prior to July 8, 1993, the investment practice of the Fund resulted in the active operation of the Series for discrete periods. On April 30, 1992, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. and its affiliates. On July 8,
1993,  the     Series      began  offering  shares  directly  to  investors.
Previously, the Series was in active operation from November 11, 1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988.

During the period of January 6, 1986 to November 10, 1986, May 15, 1987 to November 30, 1987 and April 14,1988 to July 24, 1989, the only shareholders of the Fund were the shareholders who provided the initial capitalization for the
   Series (the "Initial Shareholders"). During the periods when the only shareholders of the Series were the Initial Shareholders, assets of the Sereis were invested in U.S. Treasury securities. On July 11 and 24, 1989 the shares held by the Initial Shareholders were redeemed in full and the Fund remained dormant until April 30, 1992.
2 Per share data for all period prior to May 18, 1988, have been restated to reflect the 10 for 1 stock dividend effected on May 18, 1988.

3    Per  share  data  was  determined  using  a monthly average of the shares outstanding throughout the period.

4 On November 11, 1986, the Fund commenced sales of shares of the Small Cap Series to persons who were investment advisory clients of the Fund's Advisor. Prior to that date, the Small Cap Series did not engage in any business operations other than to purchase and hold approximately $100,000 of U.S. Treasury securities.

5  Annualized.

6    For these periods, there were no purchases of securities whose maturities or expiration dates were greater than one year from the acquisition date.

7 During the period January 1, 1989 to July 24, 1989, the only shareholders and resulting assets were those of the Initial Shareholders, as described in
Note 1, who redeemed their shares on July 11 and 24, 1989; therefore, the ratios and total return presented may not be representative of an actively operating fund.

8 Absent fee waivers, the ratios of expenses to average daily net assets is as follows: 1.27% (for the period 4/30/92 to 12/31/92); 15.57% (for the period 1/1/89 to 7/24/89);1.34% (for the year ended 12/31/88); 2.27% (for the year ended 12/31/87); and 9.34% (for the period 1/6/88 (commencement of operations) to 12/31/86).

9 Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, primarily due to the requirements of the excise tax regulations enacted as part of the 1986 Tax Reform Act. The regulations required the Series to measure capital gains through October 31, 1992. The excise tax regulations also required the Series to distribute those gains before December 31, 1992 to avoid payment of excise tax.

10    Initial  offering  price  upon recommencement of operations on April 30,
1992.

11 Represents aggregate total return for the period indicated.





                                FOR THE PERIOD          FOR THE PERIOD
                                APRIL 30, 1992          JAN. 1, 1989 TO
                               (RECOMMENCEMENT          JULY 24, 1989
                                OF OPERATIONS)         (DATE OF FULL
SMALL CAP SERIES 1, 2 -         TO DEC. 31, 1992        REDEMPTION)
CLASS A SHARES
-
PER SHARE DATA (FOR A SHARE
OUTSTANDING THROUGHOUT EACH
PERIOD):
NET ASSET VALUE -
BEGINNING OF PERIOD             $ 10.0010               $ 8.96

INCOME FROM INVESTMENT
OPERATIONS
    NET INVESTMENT INCOME
      (LOSS)                    (0.02)                  (0.39)
    NET REALIZED AND
      UNREALIZED GAIN  (LOSS)
      ON INVESTMENTS             1.63                      --
    TOTAL FROM INVESTMENT        1.61                   (0.39)
      OPERATIONS

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS
   FROM NET INVESTMENT INCOME     --                       --
    FROM NET REALIZED GAIN      (0.29)                     --
      ON INVESTMENTS
      IN EXCESS OF NET          (0.08)9                    --
REALIZED GAINS
    REDEMPTION OF CAPITAL         --                    (8.57)
TOTAL DISTRIBUTIONS
DECLARED TO SHAREHOLDERS        (0.37)                  (8.57)

NET ASSET VALUE - END OF
PERIOD                          $ 11.24                 $   --

TOTAL RETURN11                    16.2%                     - 7

RATIOS (TO AVERAGE NET ASSETS)
/SUPPLEMENTAL DATA:
FINANCIAL HIGHLIGHTS
SMALL CAP SERIES - CLASS A
SHARES (CONTINUED)
     EXPENSES8                    1.27%5                14.59%5, 7
     NET INVESTMENT INCOME       (0.26)%5               (8.02)%5, 7

PORTFOLIO TURNOVER                24%                     --    6

AVERAGE COMMISSION RATE
PAID                              --                      --

NET ASSETS - END OF PERIOD
(000'S OMITTED)                  $ 33,079              $ --





1 Prior to July 8, 1993, the investment practice of the Fund resulted in the active operation of the Series for discrete periods. On April 30, 1992, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. and its affiliates. On July 8,
1993,  the     Series      began  offering  shares  directly  to  investors.
Previously, the Series was in active operation from November 11, 1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988.

During the period of January 6, 1986 to November 10, 1986, May 15, 1987 to November 30, 1987 and April 14,1988 to July 24, 1989, the only shareholders of the Fund were the shareholders who provided the initial capitalization for the
   Series (the "Initial Shareholders"). During the periods when the only shareholders of the Series were the Initial Shareholders, assets of the Sereis were invested in U.S. Treasury securities. On July 11 and 24, 1989 the shares held by the Initial Shareholders were redeemed in full and the Fund remained dormant until April 30, 1992.

2 Per share data for all period prior to May 18, 1988, have been restated to reflect the 10 for 1 stock dividend effected on May 18, 1988.

3    Per  share  data  was  determined  using  a monthly average of the shares outstanding throughout the period.

4 On November 11, 1986, the Fund commenced sales of shares of the Small Cap Series to persons who were investment advisory clients of the Fund's Advisor. Prior to that date, the Small Cap Series did not engage in any business operations other than to purchase and hold approximately $100,000 of U.S. Treasury securities.

5  Annualized.
6    For these periods, there were no purchases of securities whose maturities or expiration dates were greater than one year from the acquisition date.

7 During the period January 1, 1989 to July 24, 1989, the only shareholders and resulting assets were those of the Initial Shareholders, as described in
Note 1, who redeemed their shares on July 11 and 24, 1989; therefore, the ratios and total return presented may not be representative of an actively operating fund.

8 Absent fee waivers, the ratios of expenses to average daily net assets is as follows: 1.27% (for the period 4/30/92 to 12/31/92); 15.57% (for the period 1/1/89 to 7/24/89);1.34% (for the year ended 12/31/88); 2.27% (for the year ended 12/31/87); and 9.34% (for the period 1/6/88 (commencement of operations) to 12/31/86).

9 Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, primarily due to the requirements of the excise tax regulations enacted as part of the 1986 Tax Reform Act. The regulations required the Series to measure capital gains through October 31, 1992. The excise tax regulations also required the Series to distribute those gains before December 31, 1992 to avoid payment of excise tax.

10    Initial  offering  price  upon recommencement of operations on April 30,
1992.

11 Represents aggregate total return for the period indicated.




SMALL CAP SERIES 1, 2 -      FOR THE           FOR THE        FOR THE PERIOD
CLASS A SHARES               YEAR ENDED        YEAR ENDED     JAN. 6, 1986
                             DEC. 31, 19883    DEC. 31, 1987  (COMMENCEMENT
                                                              OF OPERATIONS)
                                                              TO DEC. 31, 19864


-
PER SHARE DATA (FOR A SHARE
OUTSTANDING THROUGHOUT EACH
PERIOD):
NET ASSET VALUE -
BEGINNING OF PERIOD          $ 8.93            $ 8.08         $ 10.00

INCOME FROM INVESTMENT
OPERATIONS
    NET INVESTMENT INCOME
      (LOSS)                   0.10             0.13             (0.09)
   NET REALIZED AND
     UNREALIZED GAIN  (LOSS)
     ON INVESTMENTS           (0.07)            0.75             (1.83)
    TOTAL FROM INVESTMENT      0.03             0.88             (1.92)
      OPERATIONS

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS
   FROM NET INVESTMENT
     INCOME                    --               --                --
    FROM NET REALIZED GAIN
      ON INVESTMENTS           --            (0.03)               --
    IN EXCESS OF NET
      REALIZED GAINS           --               --                --
    REDEMPTION OF CAPITAL      --               --                --
TOTAL DISTRIBUTIONS
DECLARED TO SHAREHOLDERS       --            (0.03)               --

NET ASSET VALUE - END OF
PERIOD                       $ 8.96          $ 8.93              $ 8.08

TOTAL RETURN11                0.33%           10.89%          (19.44%)

RATIOS (TO AVERAGE NET
ASSETS)/SUPPLEMENTAL DATA:
FINANCIAL HIGHLIGHTS
SMALL CAP SERIES - CLASS A
SHARES (CONTINUED)
     EXPENSES8                1.34%            2.26%           9.08%5
     NET INVESTMENT INCOME    0.91%            0.95%          (5.62%)5

PORTFOLIO TURNOVER             --  6            76%              --  6

AVERAGE COMMISSION RATE PAID   --               --                --

NET ASSETS - END OF PERIOD
(000'S OMITTED)              $ 90             $ 36,193        $ 1,608






1 Prior to July 8, 1993, the investment practice of the Fund resulted in the active operation of the Series for discrete periods. On April 30, 1992, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. and its affiliates. On July 8,
1993,  the     Series      began  offering  shares  directly  to  investors.
Previously, the Series was in active operation from November 11, 1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988.

During the period of January 6, 1986 to November 10, 1986, May 15, 1987 to November 30, 1987 and April 14,1988 to July 24, 1989, the only shareholders of the Fund were the shareholders who provided the initial capitalization for the
   Series (the "Initial Shareholders"). During the periods when the only shareholders of the Series were the Initial Shareholders, assets of the Sereis were invested in U.S. Treasury securities. On July 11 and 24, 1989 the shares held by the Initial Shareholders were redeemed in full and the Fund remained dormant until April 30, 1992.

2 Per share data for all period prior to May 18, 1988, have been restated to reflect the 10 for 1 stock dividend effected on May 18, 1988.

3    Per  share  data  was  determined  using  a monthly average of the shares outstanding throughout the period.

4 On November 11, 1986, the Fund commenced sales of shares of the Small Cap Series to persons who were investment advisory clients of the Fund's Advisor. Prior to that date, the Small Cap Series did not engage in any business operations other than to purchase and hold approximately $100,000 of U.S. Treasury securities.

5  Annualized.

6    For these periods, there were no purchases of securities whose maturities or expiration dates were greater than one year from the acquisition date.

7 During the period January 1, 1989 to July 24, 1989, the only shareholders and resulting assets were those of the Initial Shareholders, as described in
Note 1, who redeemed their shares on July 11 and 24, 1989; therefore, the ratios and total return presented may not be representative of an actively operating fund.

8 Absent fee waivers, the ratios of expenses to average daily net assets is as follows: 1.27% (for the period 4/30/92 to 12/31/92); 15.57% (for the period 1/1/89 to 7/24/89);1.34% (for the year ended 12/31/88); 2.27% (for the year ended 12/31/87); and 9.34% (for the period 1/6/88 (commencement of operations) to 12/31/86).

9 Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, primarily due to the requirements of the excise tax regulations enacted as part of the 1986 Tax Reform Act. The regulations required the Series to measure capital gains through October 31, 1992. The excise tax regulations also required the Series to distribute those gains before December 31, 1992 to avoid payment of excise tax.

10    Initial  offering  price  upon recommencement of operations on April 30,
1992.

11 Represents aggregate total return for the period indicated.

 THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. This Prospectus relates to the Small Cap Series of the Fund (the "Series"), which is offered through five separate classes of shares, Class A, B, C, D and E Shares, respectively. Class A Shares of the Series are offered to investors who purchase their shares directly from Manning & Napier Investor Services, Inc. (the Distributor). Class B, C, D and E Shares are offered only through financial intermediaries which provide to the Fund and its shareholders varying levels of distribution and shareholder services as described under Distribution of Fund Shares below. Information regarding the Funds other series is contained in separate prospectuses that may be obtained from Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The Series is a diversified fund.

       Shares of the Series are offered directly to investors and to employees and clients of the Advisor or its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the Advisor or its affiliates. Investors may be changed a fee if they effect transactions through a broker or agent. Fund shares, including shares of series offered through separate prospectuses, may also be used in connection with a discretionary account management service that uses Fund shares as the principal underlying investment medium.

      Manning & Napier, in addition to providing investment advice to the Fund through the Advisor, provides investment advice to other clients. Some of these clients funds may be invested in the Series. From time to time, the Series may experience relatively large purchases or redemptions due to assets allocation decisions made by Manning & Napier for its clients. These transactions may have a material effect on the Series, since Series that experience redemptions as a result of reallocations may have to sell portfolio securities and because Series that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Series may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. Manning & Napier is committed to minimizing the impact of these transactions on the Series to the extent it is consistent with pursuing the investment objectives of its clients.


RISK AND INVESTMENT OBJECTIVES AND POLICIES

          The Series seeks to achieve its investment objective by investing principally in equity securities of small issuers. In general, a small issuer is one which has a market capitalization less than $700 million, or less than the median market capitalization of the S&P Midcap Index (the median market capitalization of the S&P Midcap Index as of the close on December 31, 1997 was approximately $1,834 million), whichever is greater at the time of investment. The Series will, under normal circumstances, have at least 65% of the value of its total net assets invested in such securities; the balance, if any, will be invested in equity securities of other than small issuers considered appropriate by the Advisor. Current income is not a factor in pursuing the Series' objective.

        Investing in the equity securities of small companies involves greater risk than investing in such securities of larger companies, because the equity securities of small companies may have less marketability and may be subject to more abrupt or erratic market movements than the equity securities of larger companies.

       The objective of the Series is to provide long-term growth of capital. There is no assurance that the Series will attain its objective. The Series will attempt to achieve its objective by investing primarily in equity securities as described below. Equity securities consist of common stocks and other securities having some of the characteristics of common stocks, such as convertible preferred stocks, convertible bonds and warrants. The Series does not intend to invest more than 5% of the value of its total net assets in warrants. The principal factor in selecting convertible bonds will be the potential opportunity to benefit from movement in the stock price. There will be no minimum rating standards for debt aspects of such securities. Convertible bonds purchased by the Series may be subject to the risk of being called by the issuer. However, the Series will not buy bonds if they are in default as to payment of principal or interest.

     The Series expects to be fully invested in equity securities under normal circumstances. During periods when economic conditions in the primary investment industries or vehicles for the Series are unfavorable or when market conditions suggest a temporary defensive position, the Series may invest its assets in U.S. Government securities, corporate bonds and money market instruments, including, but not limited to, commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements, rated in one of the top two rating categories by a major rating service or, if unrated, of comparable quality as determined by the Advisor (see the Appendix for details). In addition, even under normal circumstances the Series may to varying degrees invest in certain types of securities or use certain techniques and strategies discussed below under "Risk and Additional Information About Investment Policies".

      The Series' investment objective and policies as described above are not fundamental policies and may be changed without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change.

RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

     In attempting to achieve its objective, the Series may follow a number of investment strategies as described below. These strategies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior notice or approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

FOREIGN SECURITIES

       In seeking its objective, the Series may invest up to 10% of its assets in foreign securities which are not publicly traded in the United States. The Series may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. The
Series' restriction on investment in foreign securities is a fundamental policy that cannot be changed without the approval of a majority, as defined in the Investment Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Series.

     There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for the Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

REPURCHASE AGREEMENTS

     The Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities ("collateral") from financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be creditworthy, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

     The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series' custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Series under the 1940 Act.

U.S. GOVERNMENT SECURITIES

          The Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' rights to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the agency (e.g., Fannie Mae).

SHORT SALES

     The Series may within limits, engage in short sales "against the box". A short sale is the sale of borrowed securities; a short sale against the box means that the Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of the Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

     The Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Series will maintain a separate account with a segregated portfolio of liquid assets in an amount at least equal to the purchase price.

MORTGAGE-BACKED SECURITIES

         The Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities' values, which are likely to vary inversely with fluctuations in interest rates.

      Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. When the Advisor is determining the maturity of pass-through certificates the Advisor will consider the maturity to be equal to the average life rather than the stated maturity. Because of the subjective nature of average life calculations, the maturity of the Series portfolio may be difficult to monitor. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

          To the extent that the Series purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the Series principal investment to the extent of the premium paid. The yield of the Series may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to the maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

VARIABLE AND FLOATING RATE INSTRUMENTS

      Certain of the obligations purchased by the Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

HEDGING TECHNIQUES

      The Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series' portfolio, that is, to reduce the overall level of risk that normally would be expected to be associated with its investments. The Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. The Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, the Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. The Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

OPTIONS ON SECURITIES

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. The Series will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a "covered basis", i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. The Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount by which the option is "in the money".

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

FUTURES CONTRACTS

          The Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. The Series may not purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside liquid assets in a segregated account with its custodian in the amount prescribed.

      The Series' successful use of futures contracts depends on the Advisor's ability to accurately predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Series. Certain futures exchanges or boards of trades have established daily limits based on the amount of the previous day's settlement price. These daily limits may restrict the Series' ability to repurchase for sale certain futures contracts on any particular day.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of a Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Series to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Series does not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract means the obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract means the obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. The Series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. The Series may not purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the CFTC rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio.

FOREIGN CURRENCY OPTIONS

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

RISKS ASSOCIATED WITH HEDGING STRATEGIES

       There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to accurately predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the stocks held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and, (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may restrict trading in forward currency contracts, options, futures contracts and futures options.

PRINCIPAL INVESTMENT RESTRICTIONS

          The Series is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the Series' outstanding shares.

        The Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

        The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities). The Series may not purchase more than 10% of the outstanding voting securities of any one issuer.

        The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry.

        The Series may not invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

        The Series may purchase shares of closed-end investment companies that are traded on national exchanges to the extent permitted by applicable law.

        The Series may not make loans, except through repurchase agreements.

        Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

MANAGEMENT

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund's officers and to Exeter Asset Management (the Advisor), a division of Manning & Napier Advisors, Inc. ( "MNA"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts make all the investment decisions for the Fund.

         The Advisor acts as investment advisor to the Fund and supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of MNA. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

        As of the date of this prospectus, the Advisor and MNA supervised over $7.5 billion in assets of clients, including both individuals and institutions. For its services to the Fund under the investment advisory agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Series average daily net assets. The advisory fee charged by the Advisor to its investment advisory clients will not include or be based on assets of such clients held in shares of the Series. The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

DISTRIBUTION OF FUND SHARES

          Manning & Napier Investor Services, Inc. (the Distributor) acts as distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Fund has adopted a distribution agreement with respect to each Class of shares and related plans of distribution with respect to Class B, C, D and E Shares (the Plans) pursuant to Rule 12b-1 under the 1940 Act. Class A Shares are offered to investors who purchase their shares directly from the Distributor and are not subject to distribution or shareholder servicing fees. Class B, C, D and E Shares are offered only by or through investment dealers, banks or financial service firms that provide distribution, administrative and/or shareholder services (Financial Intermediaries).

     The Distributor receives distribution and services fees, at the rates set forth below, for providing distribution and/or shareholder services to the
Class B, C, D and E Shares. The Distributor expects to allocate most of its distribution fees and shareholder service fees to Financial Intermediaries that enter into shareholder servicing agreements (Servicing Agreements) with the Distributor. The different Classes permit the Fund to allocate an appropriate amount of fees to a Financial Intermediary in accordance with the level of services it agrees to provide under its Servicing Agreement.

      As compensation for providing distribution and shareholders services for the Class B Shares, the Distributor receives a distribution fee equal to .75% of the Class B Shares average daily net assets and a shareholder servicing fee equal to .25% of the Class B Shares average daily net assets. As compensation for providing distribution and shareholders service for the Class C Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .75% of the Class C Shares average daily net assets. As compensation for providing distribution and shareholder services for the Class D Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .50% of the Class D Shares average daily net assets. The shareholder services component of the foregoing fees for Classes C and D is limited to .25% of the average daily net assets of the respective class. As compensation for providing distribution services for the Class E Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .25% of the average daily net assets of the Class E Shares. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

        Payments under the Plans are made as described above regardless of the Distributors actual cost of providing distribution services and may be used to pay the Distributors overhead expenses. If the cost of providing distribution services to the Fund is less than the payments received, the unexpended portion of the distribution fees may be retained as profit by the Distributor.
 The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Financial Intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. Similarly, the Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

TOTAL RETURN

          From time-to-time the Series may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. The respective performance figures for the Classes will differ because of the different distribution and/or shareholder services fees charged to Class B, C, D and E Shares.

 PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

PURCHASES

      The minimum initial investment in each class of the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see Automatic
Investment Plan below) and for shareholders who purchase shares through Financial Intermediaries that provide sub-accounting services to the Fund. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order. The Distributor may suspend offering shares to other than discretionary management accounts of the Advisor.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before the time that the Fund calculates net asset values ( normally, 4:00 p.m. Eastern time) by the Distributor, Transfer Agent or its agents. Payment may be made by check or readily available funds. The purchase price of shares of each Class of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

        The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service approved by the Funds Board of Directors.

AUTOMATIC INVESTMENT PLAN

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on their checking account. Under this plan, the shareholders may elect to have a specified amount invested on a regular schedule. The minimum amount of each automatic investment is $25. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

EXCHANGES BETWEEN SERIES

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares of a Class in a direct investment account with the Fund for which payment has been received by the Transfer Agent may be exchanged for shares of the same Class of any of the other Exeter Fund, Inc. series that offers that Class at net asset value. Shareholders may effect up to 4 exchanges in a 12-month period without charge.
  Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer
Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder must have received, and should read carefully, the prospectus of the other series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

REDEMPTIONS

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "good order" to the Transfer Agent. "Good order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as the term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption.

       Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks), payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

OTHER INFORMATION ABOUT PURCHASES

         If a taxable shareholder invests shortly before the Series declares a taxable dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as buying into a dividend). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

     The Fund has authorized several brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, and orders placed with an authorized broker will be processed at the share price of the appropriate Series next computed after they are accepted by the authorized broker or its designee.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

SHARE PRICE

      The share price or net asset value per share of each Class of the Series is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open when the following holidays are observed:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       The net asset value per share of each Class of the Series is determined by dividing the total value of its investments and other assets that are allocated to that Class, less any liabilities that are allocated to that Class, by the Classs total outstanding shares. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

TAXES

      The following summary of federal income tax consequences is based on the current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

          No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Series or its shareholders, and the Series is not managed with respect to tax outcomes for its shareholders. In addition, state and local tax consequences of an investment in the Series may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult with their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS

          Under the Internal Revenue Code of 1986, as amended (the Code), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment company taxable income, and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

TAX STATUS OF DISTRIBUTIONS

     Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. If a shareholder has chosen to receive dividends and/or capital gain distributions in cash, and the postal service is unable to deliver checks to the shareholders address of record, or the shareholder does not respond to mailing from the Fund concerning outstanding checks, that shareholders account will be updated so that all future distributions will be reinvested in the account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

        The Series will distribute all of its net investment income (including net short-term capital gains) to shareholders. Dividends from net investment company taxable income are taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Series earnings and profits. Net capital gains will be distributed at least annually and will be taxed to shareholders as a 20% rate gain distribution (generally taxed at a rate of 20%) or a 28% rate gain distribution (generally taxed at a rate of 28%), depending upon the designation by the Series (such designation being dependent upon the holding period of the Series in the underlying asset generating the net capital gain), regardless of how long the shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. If no designation is made regarding a capital gain dividend, it will be classified as a 28% rate gain distribution, and, thus, taxed at a rate of 28%. Dividends and distributions of capital gains paid by the Series do not qualify for the dividends received deduction for
corporate  shareholders.    The  Series  will  provide  annual  reports  to
shareholders of the federal income tax status of all distributions.

      Dividends declared by the Series in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Series and received by the shareholders on December 31 of the year declared, if paid by the Series at any time during the following January.

          Investment income received directly by the Series on direct U.S. Government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends from the Series provided certain state-specific conditions are satisfied. The Series will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Series is considered tax exempt in their particular states.

       The Series intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax applicable to regulated investment companies.

          A sale, exchange or redemption of the Series shares generally is a taxable transaction to the shareholder.

GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities.

     Each share of a series represents an identical interest in the investment portfolio of that series and has the same rights, except that (i) each Class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective Class of shares as a result of its sales arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, (ii) each Class has exclusive voting rights with respect to those provisions of the series Rule 12b-1 distribution plan which relate only to such Class and (iii) the Classes have different exchange privileges. As a result of each Class' differing Rule 12b-1 distribution and shareholder services plan, shares of different classes of the series may have different net asset values per share.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Fund's shareholders will vote in the aggregate and not by series or Class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a series or a Class. Income, direct liabilities and direct operating expenses of each Series will be allocated directly to each series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of each series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

        All securities and cash are held by the custodian, Boston Safe Deposit
and  Trust  Company.    Coopers  &  Lybrand,  L.L.P.  serves  as  independent
accountants for the Series and will audit its financial statements annually.

          Manning & Napier Advisors, Inc. serves as the Fund's transfer and dividend disbursing agent. Shareholder inquiries should be directed to Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS


Moodys Investors Services, Inc.s corporate bond ratings:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to
pay interest and repay principal.    Whereas  they  normally  exhibit  adequate
protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

         PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -     Leading market positions in well-established industries.
         -     High rates of return on funds employed.
         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

         A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 - Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

         A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B - Issues rated B are regarded as having significant speculative characteristics for timely payment.

         C - This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                                       EXETER FUND, INC.

                                                       World Opportunities
                                                       Series


                                                       Prospectus
                                                       April 20, 1998

                              EXETER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                          WORLD OPPORTUNITIES SERIES


          Exeter Fund, Inc. (the Fund), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Class A, B, C, D and E Shares (each a Class and collectively, the Classes) of the World Opportunities Series (the Series), a series of the Fund. The Series investment objective is to seek long-term capital growth.

       This Prospectus provides you with the basic information you should know before investing in the Series. The Funds other series are offered through separate prospectuses. You should read this Prospectus and keep it for future reference. A Statement of Additional Information dated April 20, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS APRIL 20, 1998.

                                EXETER FUND, INC.


                            WORLD OPPORTUNITIES SERIES



No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.


                                  PROSPECTUS

                              TABLE OF CONTENTS



 Expenses                                                3
Financial Highlights                                     7
The Fund                                                 8
Risk and Investment Objectives and Policies              8
Special Risk and Additional Investment Policies          9
Principal Investment Restrictions                       14
Management                                              14
Distribution of Fund Shares                             15
Total Return                                            16
Purchases, Exchanges and Redemptions of Shares          16
Share Price                                             18
Dividends and Tax Status                                18
General Information                                     20
Appendix                                                21

  EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)                     ALL CLASSES
Maximum Sales Charge Imposed on Purchases               None
Redemption Fees 1                                       None
Exchange Fees 2                                         None

1         A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the Annual Operating Expenses of the Series.

2     A shareholder may effect up to four (4) exchanges in a twelve (12) month period without charge.  Subsequent exchanges are subject to a fee of $15.

ANNUAL OPERATING EXPENSES - CLASS A SHARES

The following information provides (i) a tabular summary of expenses relating to the annual operating expense of the Class A Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class A Shares of the Series (as a percentage of average net assets) 1:

Management Fees                                 1.00%
Rule 12b-1 Fees                                 None
Other Expenses                                  0.15%
Total Operating Expenses                        1.15%

1        The World Opportunities Series offered Class A Shares during the year
    ended  December    31,  1997;  therefore, actual management fees and other
    expenses are used above.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class A Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

EXAMPLE - CLASS A SHARES

You would pay the following expenses on a $1,000 investment in Class A Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:




                            1 year   3 years   5 years   10 years
World Opportunities Series  $12      $37       $63       $140





THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

ANNUAL OPERATING EXPENSES - CLASS B SHARES

The following information provides (i) a tabular summary of expenses relating to the annual operating expense of the Class B Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class B Shares of the Series (as a percentage of average net assets) 1:

Management Fees                                 1.00%
Rule 12b-1 Fees 2                               1.00%
Other Expenses                                  0.15%
Total Operating Expenses                        2.15%

1        The World Opportunities Series offered only Class A Shares during the year ended December 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2        Of  the  Rule  12b-1  fees for the Class B shares, 0.25% represents shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class B Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the NASD).

EXAMPLE  - CLASS B SHARES

You would pay the following expenses on a $1,000 investment in Class B Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:








                            1 year   3 years   5 years   10 years
World Opportunities Series  $ 22     $ 67      $ 115     $ 248





THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

Operating Expenses - CLASS C SHARES

The following information provides (i) a tabular summary of expenses relating to the annual operating expense of the Class C Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class C Shares of the Series (as a percentage of average net assets) 1:

Management Fees                                 1.00%
Rule 12b-1 Fees 2                               0.75%
Other Expenses                                  0.15%
Total Operating Expenses                        1.90%

1        The World Opportunities Series offered only Class A Shares during the year ended December 31, 1997; therefore, actual management fees and other expenses are used above.

2        Of the Rule 12b-1 fees for the Class C shares, up to 0.25% represents shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class C Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

EXAMPLE  - CLASS C SHARES

You would pay the following expenses on a $1,000 investment in Class C Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:




                            1 year   3 years   5 years   10 years
World Opportunities Series  $ 19     $ 60      $ 103     $ 222





THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

Operating Expenses - CLASS D SHARES

The following information provides (i) a tabular summary of expenses relating to the annual operating expense of the Class D Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class D Shares of the Series (as a percentage of average net assets) 1:

Management Fees                                         1.00%
Rule 12b-1 Fees 2                                       0.50%
Other Expenses                                          0.15%
Total Operating Expenses                                1.65%

1        The World Opportunities Series offered only Class A Shares during the year ended December 31, 1997; therefore, actual management fees and other expenses are used above.

2        Of the Rule 12b-1 fees for the Class D shares, up to 0.25% represents shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class D Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

EXAMPLE  - CLASS D SHARES

You would pay the following expenses on a $1,000 investment in Class D Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:




                            1 year   3 years   5 years   10 years
World Opportunities Series  $ 17     $ 52      $ 90      $ 195





THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

Operating Expenses - CLASS E SHARES

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class E Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class E Shares of the Series (as a percentage of average net assets) 1:

Management Fees                                         1.00%
Rule 12b-1 Fees 2                                       0.25%
Other Expenses                                          0.15%
Total Operating Expenses                                1.40%

1      The World Opportunities Series offered only Class A Shares during the year ended December 31, 1997; therefore, actual management fees and other expenses are used above.

2      Of the Rule 12b-1 fees for the Class E shares, up to 0.25% may represent shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class E Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

EXAMPLE  - CLASS E SHARES

You would pay the following expenses on a $1,000 investment in Class E Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:




                            1 year   3 years   5 years   10 years
World Opportunities Series  $ 14     $ 44      $ 77      $ 168





THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data and ratios for the Class A Shares of the World Opportunities Series (for a share outstanding throughout the periods shown). The table is part of the Series financial statements, which are incorporated by reference into the Funds Statement of Additional Information. Coopers & Lybrand L.L.P., the Funds independent accountants, audited the Funds financial highlights for each of the periods shown. Additional performance information is contained in the Funds 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-466-3863. Because the Funds Class B, C, D and E Shares had not been introduced as of December 31, 1997, no financial highlights are presented for the Class B, C, D or E Shares of the Series. These tables should be read in conjunction with the Series financial statements and notes thereto.

WORLD OPPORTUNITIES SERIES - CLASS A SHARES



                                                            For the period
                                                            9/6/96
                                            For the Year    (commencement of
                                            Ended           operations) to
                                            12/31/97        12/31/96


Net asset value - Beginning of period       $ 10.42         $ 10.003

Income from investment operations:
   Net investment income                      0.09            0.05
   Net realized and unrealized gain
      on investments                          0.67            0.43
Total from investment operations              0.76            0.48

Less distributions to shareholders:
   From net investment income                (0.09)          (0.05)
   From net realized gain on investments     (1.33)          (0.01)
Total distributions to shareholders          (1.42)          (0.06)

Net asset value - End of period              $ 9.76          $ 10.42

Total return 1                                 7.81%           4.82%

Ratio (to average net assets)/
Supplemental data:
   Expenses                                    1.15%           1.17%2
   Net investment income                       0.79%           1.54%2

Portfolio Turnover                             62%             1%

Average Commission Rate Paid                 $ 0.0101         $ 0.0065

NET ASSETS - END OF PERIOD (000's omitted)   $ 95,215         $ 77,338






1 Represents aggregate total return for the period indicated.
2 Annualized.
3 Initial offering price upon commencement of operations on September 6, 1996.

 THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest (shares). This Prospectus relates to the World Opportunities Series (the Series), which is offered through five separate classes of shares, Class A, B, C, D and E Shares, respectively. Class A Shares of each Series are offered to investors who purchase their shares directly from Manning & Napier Investor Services, Inc. (the Distributor). Class B, C, D and E Shares are offered only through financial intermediaries which provide to the Fund and its shareholders varying levels of distribution and shareholder services as described under Distribution of Fund Shares below. Information regarding the Funds other series is contained in separate prospectuses that may be obtained from Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863.

       Shares of the Series are offered directly to investors and to employees and clients of the Advisor or its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the Advisor or its affiliates. Fund shares, including shares of series offered through separate prospectuses, may be used in connection with a discretionary account management service that uses Fund shares as the principal underlying investment medium. Investors may be charged a fee if they effect transactions through a broker or agent. Fund shares, including shares of series offered through separate prospectuses, may also be used in connection with a discretionary account management service that uses Fund shares as the principal underlying investment medium.

      Manning & Napier, in addition to providing investment advice to the Fund through the Advisor, provides investment advice to other clients. Some of these clients funds may be invested in the Series. From time to time, the Series may experience relatively large purchases or redemptions due to assets allocation decisions made by Manning & Napier for its clients. These transactions may have a material effect on the Series, since Series that experience redemptions as a result of reallocations may have to sell portfolio securities and because Series that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Series may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs with purchases and sales of securities, and such sales may also increase transactions costs. Manning & Napier is committed to minimizing the impact of these transactions on the Series to the extent it is consistent with pursuing the investment objectives of its clients.


RISK AND INVESTMENT OBJECTIVES AND POLICIES

         The objective of the Series is to seek long-term capital growth. The Series generally invests at least 65% of its assets in common stocks of companies domiciled in at least three different countries. The Advisor will emphasize individual security selection to identify those issuers which, in the Advisors opinion, have attractive long-term business prospects and valuations. It may invest up to 20% of assets in noninvestment-grade convertibles and debt securities. Unless otherwise stated, the Series investment policies are not fundamental and may be changed without shareholder approval; however, it is the Board of Directors policy to notify shareholders prior to any material change. There is no assurance that the Series will achieve its investment objective.

          The Series may also invest up to 35% of its assets in corporate debt securities of foreign issuers and in obligations issued by foreign governments, or their respective agencies and instrumentalities. The value of debt securities fluctuates inversely to changes in interest rates. The Series may invest in both exchange and over-the-counter traded securities. The Series may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poors Corporation (S&P) or Baa by Moodys Investor Service, Inc. (Moody's), or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as junk bonds. Ratings of corporate bonds including lower rated bonds are included in the Appendix. See Special Risk and Additional Investment Policies-High Yield Debt Securities.

        The Series is a non-diversified portfolio under the Investment Company Act of 1940 (the 1940 Act), which means that the Series is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Series may invest a greater proportion of its assets in the securities of a small number of issuers and as a result will be subject to greater risk with respect to its securities. However, the Series intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the Code) for qualification as a regulated investment company.

          For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Series may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers acceptances issued by banks or savings and loan associations deemed to be creditworthy by the Advisor, commercial paper rated A-1 by S&P or P-1 by Moodys, repurchase agreements involving such securities and other investment companies investing solely in such securities as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix and the Statement of Additional Information.

     In addition, the Series may to varying degrees use certain techniques and strategies discussed below under Special Risk and Additional Investment Policies.

SPECIAL RISK AND ADDITIONAL INVESTMENT POLICIES

     The Series may engage in the following investment policies and practices, some of which are described in more detail in the Statement of Additional Information.

FOREIGN INVESTMENTS

          Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S., including the possibility of unfavorable currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities. In general, there may be limited public information with respect to foreign issuers, and some foreign issuers may also be subject to less comprehensive accounting and disclosure requirements than similar U.S. issuers.

       The Series investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

INVESTING IN OTHER INVESTMENT COMPANIES

          The Series may invest up to 10% of its total assets in closed-end investment companies commonly referred to as country funds. Such investments will involve the payment of duplicate fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

SMALL COMPANIES

       The Series may invest in smaller, less well-established companies which may offer greater opportunities for capital appreciation than larger, better established companies. These stocks may also involve certain risks related to limited product lines, markets or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange-listed securities of larger companies.

U.S. GOVERNMENT SECURITIES

          The Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (i.e., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' rights to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the agency (e.g., Fannie Mae).

SHORT SALES

      The Series may, within limits, engage in short sales against the box. A short sale is the sale of borrowed securities; a short sale against the box means that the Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of the Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, the prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

VARIABLE AND FLOATING RATE INSTRUMENTS

      Certain of the obligations purchased by the Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

HEDGING TECHNIQUES

      The Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series portfolio, that is, to reduce the overall level of risk that normally would be expected to be associated with its investments. The Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. The Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, the Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. The Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

OPTIONS ON SECURITIES

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. The Series will sell call options only on a covered basis, i.e., it will own the underlying security at all times, and will write put options only on a secured basis, i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. The Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Series has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount by which the option is in the money.

FUTURES CONTRACTS

          The Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. The Series may not purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute bona fide hedging under the Commodity Futures Trading Commission (CFTC) rules would exceed 5% of the liquidation value of the Series total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside liquid assets in a segregated account with its custodian in the amount prescribed.

        The Series successful use of futures contracts depends on the Advisors ability to accurately predict the direction of the market and is subject to various additional risks. The correlation between movements in the prices of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Series. Certain futures exchanges or boards of trades have established daily limits based on the amount of the previous day's settlement price. These daily limits may restrict the Series ability to repurchase for sale certain futures contracts on any particular day.

STOCK  INDEX  FUTURES  CONTRACTS  AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The Series use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of the Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Fund does not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A sale of a currency futures contract means the obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a purchase of a currency futures contract means the obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. The Series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. The Series may not purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute bona fide hedging under the CFTC rules would exceed 5% of the unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series portfolio.

FOREIGN CURRENCY OPTIONS

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

RISKS ASSOCIATED WITH HEDGING STRATEGIES

       There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to accurately predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the stocks held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and, (5) government regulations, particularly requirements for qualification as a regulated investment company under the Code, may restrict trading in forward currency contracts, options, futures contracts, and futures options.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

     The Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Series will maintain a separate account with a segregated portfolio of liquid assets in an amount at least equal to the purchase price.

MORTGAGE-BACKED SECURITIES

         The Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (GNMA), Fannie Mae, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) that are rated in one of the top two rating categories by S&P or Moodys. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities values, which are likely to vary inversely with fluctuations in interest rates.

        Mortgage-backed securities are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. When the Advisor is determining the maturity of pass-through certificates the Advisor will consider the maturity to be equal to the average life rather than the stated maturity. Because of the subjective nature of average life calculations, the average maturity of the Series portfolio may be difficult to monitor. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

          To the extent that the Series purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the Series principal investment to the extent of the premium paid. The yield of the Series may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

SECURITIES LENDING

          The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Series.

HIGH YIELD DEBT SECURITIES

       High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moodys are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuers credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisors independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. The Series will also seek to minimize risk by diversifying its holdings.

PRINCIPAL INVESTMENT RESTRICTIONS

          The Series is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the Series' outstanding shares.

          The Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series total assets and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

     The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry.

          The Series may not invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

        The Series may invest its assets in securities of any other investment company (closed-end and open-end), (1) by purchase in the open market involving only customary brokers commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

          The Series may not make loans, except through loans of portfolio securities and repurchase agreements.

          Additional information about the Series investment restrictions is contained in the Statement of Additional Information.

MANAGEMENT

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Funds agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Funds officers and to Exeter Asset Management (the Advisor), a division of Manning & Napier
Advisors, Inc. ( MNA), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts make all the investment decisions for the Fund.

         The Advisor acts as investment advisor to the Fund and supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of MNA. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor's directors, officers, or employees who may be elected as officers of the Company to serve as such.

        As of the date of this Prospectus, the Advisor and MNA supervised over $7.5 billion in assets of clients, including both individuals and institutions. For its services to the Fund under the investment advisory agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Series average daily net assets. The advisory fee charged by the Advisor to its investment advisory clients will not include or be based on assets of such clients held in shares of the Series.

          The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Funds custodian, shareholder servicing or transfer agent and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions;
(viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Funds shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

DISTRIBUTION OF FUND SHARES

          Manning & Napier Investor Services, Inc. (the Distributor) acts as distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Fund has adopted a distribution agreement with respect to each Class of shares and related plans of distribution with respect to Class B, C, D and E Shares (the Plans) pursuant to Rule 12b-1 under the 1940 Act. Class A Shares are offered to investors who purchase their shares directly from the Distributor and are not subject to distribution or shareholder servicing fees. Class B, C, D and E Shares are offered only by or through investment dealers, banks or financial service firms that provide distribution, administrative and/or shareholder services (Financial Intermediaries).

     The Distributor receives distribution and services fees, at the rates set forth below, for providing distribution and/or shareholder services to the
Class B, C, D and E Shares. The Distributor expects to allocate most of its distribution fees and shareholder service fees to Financial Intermediaries that enter into shareholder servicing agreements (Servicing Agreements) with the Distributor. The different Classes permit the Fund to allocate an appropriate amount of fees to a Financial Intermediary in accordance with the level of services it agrees to provide under its Servicing Agreement.

      As compensation for providing distribution and shareholders services for the Class B Shares, the Distributor receives a distribution fee equal to .75% of the Class B Shares average daily net assets and a shareholder servicing fee equal to .25% of the Class B Shares average daily net assets. As compensation for providing distribution and shareholders service for the Class C Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .75% of the Class C Shares average daily net assets. As compensation for providing distribution and shareholder services for the Class D Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .50% of the Class D Shares average daily net assets. The shareholder services component of the foregoing fees for Classes C and D is limited to .25% of the average daily net assets of the respective class. As compensation for providing distribution services for the Class E Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .25% of the average daily net assets of the Class E Shares. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

        Payments under the Plans are made as described above regardless of the Distributors actual cost of providing distribution services and may be used to pay the Distributors overhead expenses. If the cost of providing distribution services to the Fund is less than the payments received, the unexpended portion of the distribution fees may be retained as profit by the Distributor.
 The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Financial Intermediaries. Similarly, the Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

TOTAL RETURN

          From time-to-time the Series may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The total return of the Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. The respective performance figures for the Classes will differ because of the different distribution and/or shareholder services fees charged to Class B, C, D and E Shares.

PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

PURCHASES

      The minimum initial investment in each class of the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see Automatic
Investment Plan below) and for shareholders who purchase shares through Financial Intermediaries that provide sub-accounting services to the Fund. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order. The Distributor may suspend offering shares to other than discretionary management accounts of the Advisor.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before the time that the Fund calculates net asset values (normally, 4:00 p.m. Eastern time) by the Distributor, Transfer Agent or its agents. Payment may be made by check or readily available funds. The purchase price of shares of each Class of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

        The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service approved by the Funds Board of Directors.

AUTOMATIC INVESTMENT PLAN

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on their checking account. Under this plan, the shareholders may elect to have a specified amount invested on a regular schedule. The minimum amount of each automatic investment is $25. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

EXCHANGES BETWEEN SERIES

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares of a Class in a direct investment account with the Fund for which payment has been received by the Transfer Agent may be exchanged for shares of the same Class of any of the other Exeter Fund, Inc. series that offers that Class at net asset value. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer
Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder must have received, and should read carefully, the prospectus of the other series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.


REDEMPTIONS
       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "good order" to the Transfer Agent. "Good order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as the term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption.

       Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks), payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

OTHER INFORMATION ABOUT PURCHASES

         If a taxable shareholder invests shortly before the Series declares a taxable dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as buying into a dividend). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

     The Fund has authorized several brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, and orders placed with an authorized broker will be processed at the share price of the appropriate Series next computed after they are accepted by the authorized broker or its designee.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

SHARE PRICE

      The share price or net asset value per share of each class of the Series is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open when the following holidays are observed:
New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       The net asset value per share of each Class of the Series is determined by dividing the total value of its investments and other assets that are allocated to that Class, less any liabilities that are allocated to that Class, by the Classs total outstanding shares. The value of the Series portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the Net Asset Value section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

TAXES

      The following summary of federal income tax consequences is based on the current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

          No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Series or its shareholders, and this Series is not managed with respect to tax outcomes for its shareholders. In addition, state and local tax consequences of an investment in the Series may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult with their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS

          Under the Internal Revenue Code of 1986, as amended (the Code), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment company taxable income, and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

TAX STATUS OF DISTRIBUTIONS

     Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. If a shareholder has chosen to receive dividends and/or capital gain distributions in cash, and the postal service is unable to deliver checks to the shareholders address of record, or the shareholder does not respond to mailing from the Fund concerning outstanding checks, that shareholders account will be updated so that all future distributions will be reinvested in the account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

        The Series will distribute all of its net investment income (including net short-term capital gains) to shareholders. Dividends from net investment company taxable income are taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Series earnings and profits. Net capital gains will be distributed at least annually and will be taxed to shareholders as a 20% rate gain distribution (generally taxed at a rate of 20%) or a 28% rate gain distribution (generally taxed at a rate of 28%), depending upon the designation by the Series (such designation being dependent upon the holding period of the Series in the underlying asset generating the net capital gain), regardless of how long the shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. If no designation is made regarding a capital gain dividend, it will be classified as a 28% rate gain distribution, and, thus, taxed at a rate of 28%. Dividends and distributions of capital gains paid by the Series do not qualify for the dividends received deduction for
corporate  shareholders.    The  Series  will  provide  annual  reports  to
shareholders of the federal income tax status of all distributions.

      Dividends declared by the Series in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Series and received by the shareholders on December 31 of the year declared, if paid by the Series at any time during the following January.

          Investment income received directly by the Series on direct U.S. Government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends from the Series provided certain state-specific conditions are satisfied. The Series will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Series is considered tax exempt in their particular states.
       The Series intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax applicable to regulated investment companies.

          A sale, exchange or redemption of the Series shares generally is a taxable transaction to the shareholder.

ADDITIONAL DIVIDEND AND TAX INFORMATION

         Income, such as dividends and interest, received by the Fund may give rise to withholding taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions and treaties between such countries and the United States may reduce or eliminate such taxes.

      If more than 50% of the value of the Series total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, the Series will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the Series will be required to include in gross income their respective pro rata portions of foreign taxes paid by the Series, and either deduct such respective pro rata portions in computing their taxable incomes or, alternatively, use such pro rata portions as foreign tax credits against their U.S. income taxes. Investors should note that Code
Section 904 imposes significant limitations on a taxpayer's ability to claim the foreign tax credit.

GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities.

     Each share of a series represents an identical interest in the investment portfolio of that series and has the same rights, except that (i) each Class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective Class of shares as a result of its sales arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, (ii) each Class has exclusive voting rights with respect to those provisions of the series Rule 12b-1 distribution plan which relate only to such Class and (iii) the Classes have different exchange privileges. As a result of each Class' differing Rule 12b-1 distribution and shareholder services plan, shares of different Classes, of the Series may have different net asset values per share.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Funds shareholders will vote in the aggregate and not by series or Class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a series or a Class. Income, direct liabilities and direct operating expenses of each Series will be allocated directly to each Series, and general liabilities and expenses of the Fund will be allocated among the series in proportion to the total net assets of each series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

        All securities and cash are held by the custodian, Boston Safe Deposit
and  Trust  Company.    Coopers  &  Lybrand,  L.L.P.  serves  as  independent
accountants for the Series and will audit its financial statements annually.

     Manning & Napier Advisors, Inc. serves as the Funds transfer and dividend
disbursing  agent.    Shareholder inquiries should be directed to Exeter Fund,
Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS


Moodys Investors Services, Inc.s corporate bond ratings:

        Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

        A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B  -  Bonds  which are rated B generally lack characteristics of the
desirable  investment.    Assurance  of  interest and principal payments or of
maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative
in  a  high  degree.    Such  issues are often in default or have other marked
shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

        AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

        A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB - Bonds rated BBB are regarded as having an adequate capacity to
pay interest and repay  principal.   Whereas  they  normally  exhibit  adequate
protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

        PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -     Leading market positions in well-established industries.
        -     High rates of return on funds employed.
        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

        A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 - Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

        A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B - Issues rated B are regarded as having significant speculative characteristics for timely payment.

        C - This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

        D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                                  EXETER FUND, INC.

                                                  DIVERSIFIED TAX
                                                  EXEMPT SERIES


                                                  PROSPECTUS
                                                  APRIL 20, 1998

                              EXETER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York 14604
                                1-800-466-3863

                        DIVERSIFIED TAX EXEMPT SERIES


          Exeter Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Diversified Tax Exempt Series of the Fund (the "Series"). The Series' investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital.

       This Prospectus provides you with the basic information you should know before investing in the Series. You should read it and keep it for future reference. A Statement of Additional Information, dated April 20, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS APRIL 20, 1998.

                                 EXETER FUND, INC.


                        DIVERSIFIED TAX EXEMPT SERIES



No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.



                                  PROSPECTUS

                              TABLE OF CONTENTS


Annual Operating Expenses                                    3
Financial Highlights                                         4
The Fund                                                     5
Risk and Investment Objectives and Policies                  5
Tax Exempt Securities                                        6
Risk and Additional Information about Investment Policies    7
Management                                                   9
Yield and Total Return                                      10
Purchases, Exchanges and Redemptions of Shares              10
Net Asset Value                                             13
Dividends and Tax Status                                    13
General Information                                         15
Appendix                                                    16

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases       None
Redemption Fees 1                               None
Exchange Fees2                                  None

1     A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."
2     A shareholder may effect up to four (4) exchanges in a twelve (12) month period without charge.  Subsequent exchanges are subject to a fee of $15.

ANNUAL OPERATING EXPENSES

The following information provides (i) tabular summary of expenses relating to the annual operating expenses of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Series (as a percentage of average daily net assets):
     Management Fees 3,4,5,                     0.50%
     12b-1 Fees.                                None
     Other Expenses 4                           0.19%
     Total Operating Expenses 5                 0.69%

Example

You would pay the following expenses on a $1,000 investment, assuming a) 5.0% annual return and b) redemptions at the end of each time period4:

                                1 year    3 years  5 years   10 years

Diversified Tax Exempt Series   $7        $22      $38       $86

3Clients who have entered into investment advisory agreements with Manning & Napier Advisors, Inc. (Manning & Napier) will be separately rebated by Manning & Napier an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Fund. See "Management."

4Diversified Tax Exempt Series was engaged in active investment operations for the year ended December 31, 1997; therefore, actual management fees and other expenses are used above.

5Should the total operating expenses for the Series exceed 0.85% of its average daily net assets, the Advisor has voluntarily agreed to waive its fee and pay other operating expenses in an amount that limits total operating expenses to 0.85% of its average daily net assets. The fee waiver and the assumption of expenses by the Advisor is voluntary and may be terminated at any time. However, the Advisor has agreed to continue this assumption of expenses at least through the Series' current fiscal year.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the ] section of this Prospectus.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data and ratios for the Diversified Tax Exempt Series (for a share outstanding throughout the periods shown). The table is part of the Series' audited financial statements, which are incorporated by reference into the Funds Statement of Additional Information. Coopers & Lybrand L.L.P., the Funds independent accountants, audited the Series' financial highlights for each of the periods shown. Additional performance information is contained in the Funds 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-466-3863. This table should be read in conjunction with the Series financial statements and notes thereto.




                                                For the year    For the year
                                                ended           ended
                                                Dec. 31, 1997   Dec. 31, 1996

Net asset value - Beginning of period           $ 10.23         $ 10.32

Income from investment operations:
   Net investment income                          0.43             0.43
   Net realized and unrealized
     gain/(loss) on investments                   0.36            (0.10)

Total from investment operations                  0.79             0.33

Less distributions to shareholders:
   From net investment income                    (0.43)           (0.42)

NET ASSET VALUE - END OF PERIOD                  $ 10.59          $ 10.23

Total return 1                                     7.92%            3.33%

Ratios (to average net assets)/Supplemental
Data:
   Expenses                                        0.69%            0.70%
   Net investment income                           4.41%            4.44%
Portfolio turnover                                 1%               2%

NET ASSETS - END OF PERIOD  (000's omitted)      $ 23,651          $ 16,949






                                                For the year     For the period
                                                ended            Feb. 14, 1994
                                                                 to
                                                Dec. 31, 1995    Dec. 31, 1994

Net asset value - Beginning of period           $ 9.26           $ 10.004

Income from investment operations:
   Net investment income                          0.43             0.21
   Net realized and unrealized
     gain/(loss) on investments                   1.06            (0.75)

Total from investment operations                  1.49            (0.54)

Less distributions to shareholders:
   From net investment income                   (0.43)            (0.20)

NET ASSET VALUE - END OF PERIOD                 $ 10.32           $ 9.26

Total return 1                                    16.29%           (5.39)%

Ratios (to average net assets)/
Supplemental Data:
   Expenses                                       0.79%             0.85%2, 3
   Net investment income                          4.52%             3.71%2, 3
Portfolio turnover                                5%                4%

NET ASSETS - END OF PERIOD (000's omitted)     $ 12,452            $ 8,481


1 Represents aggregate total return for the period indicated.
2 Annualized.
3 The investment advisor waived a portion of its management fee. If the full fee had been incurred by the Fund, the net investment income per share would have been $0.186, and the annualized ratios would have been as follows:
Expenses: 1.29%; Net investment income: 3.27%.
4 Initial offering price upon commencement of operations on February 14, 1994.

 THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the Diversified Tax Exempt Series. Information regarding the Fund's other series is contained in separate prospectuses that may be obtained from Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The Diversified Tax Exempt Series is a diversified fund.

       Shares of the Series are offered directly to investors and to employees and clients of the Advisor or its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the Advisor or its affiliates. There is no limitation on the investment in shares of the Series on behalf of discretionary account clients unless otherwise limited by a client agreement. There are no fees or expenses charged to any investor in connection with acquisition of shares of the Series.

      Manning & Napier, in addition to providing investment advice to the Fund through the Advisor, provides investment advice to other clients. Some of these clients funds may be invested in the Series. From time to time, the Series may experience relatively large purchases or redemptions due to assets allocation decisions made by Manning & Napier for its clients. These transactions may have a material effect on the Series, since Series that experience redemptions as a result of reallocations may have to sell portfolio securities and because Series that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Series may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. Manning & Napier is committed to minimizing the impact of these transactions on the Series to the extent it is consistent with pursuing the investment objectives of its clients.


RISK AND INVESTMENT OBJECTIVES AND POLICIES

     The Series' objective is to seek as high a level of current income exempt from federal income tax as the Advisor believes is consistent with preservation of capital. The Advisor will attempt to balance the Series goals of high income and capital preservation by building a portfolio of securities that in the aggregate afford the opportunity to earn current income but also have quality and other characteristics that attempt to avoid permanent capital losses. However, the Series portfolio securities and, therefore, its shares will inevitably fluctuate in value to a certain extent. Under current law, to the extent distributions by the Series are derived from interest on Tax Exempt Securities (which are described below) and are designated as such, they are exempt from federal income tax. The Series is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

        The Series seeks its objective by following the fundamental investment policy of investing at least 80% of its net assets in Tax Exempt Securities, except when investing for defensive purposes during times of adverse market conditions. The Series may also invest in taxable obligations described below under "Risk and Additional Information about Investment Policies" to the extent permitted by its investment policies, or hold its assets in money market instruments or in cash. The Series' investments in Tax Exempt Securities and taxable obligations will be limited to securities rated in the four highest categories assigned by Moody's Investors Service, Inc. (Moodys) (Aaa, Aa, A, Baa) or Standard & Poor's Corporation (S&P) (AAA, AA, A, BBB). For a description of the above ratings, see the Appendix.

          When the Series invests in Tax Exempt Securities in the lower rating categories, the achievement of the Series' goals is more dependent on the Advisor's ability than would be the case if the Series were investing in Tax Exempt Securities in the higher rating categories. The amount of information about the financial condition of an issuer of Tax Exempt Securities may not be as extensive as information about corporations whose securities are publicly traded. In addition, tax considerations may limit the Series' ability to vary its portfolio securities in response to developments in interest rates and economic conditions. The Advisor seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions.

          Interest income from certain types of Tax Exempt Securities may be subject to federal alternative minimum tax. It is a fundamental policy of the Series to exclude these securities from the term "Tax Exempt Securities" for purposes of determining compliance with the 80% test described above.

         In pursuing its objective, the Series may to a limited extent buy and sell futures contracts and options and may enter into repurchase agreements and forward commitments. These incidental investment practices, which may produce taxable capital gains and involve special risks, are described below.

        The market value of the Series' investments will change in response to changes in interest rates and other factors. During periods of falling interest rates, the values of long-term, fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of Tax Exempt Securities and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect interest income derived from those securities but will affect the Series' net asset value.

         During times when conditions in the markets for Tax Exempt Securities suggest a temporary defensive position, the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Series' assets. In implementing these "defensive" strategies, the Series may invest in taxable obligations, including: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the four highest categories by either Moody's or S&P; commercial paper rated in the highest category by either rating service (Prime-1 or A-1+, respectively); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Advisor considers consistent with such strategy. It is impossible to predict when, or for how long, the Series will use such alternative strategies. The limitations described above on the ability of the Series to vary its portfolio securities may limit the Series' use of these alternative investment strategies.

      The Advisor believes that in general the secondary market for Tax Exempt Securities is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Series to buy and sell securities may, at any particular time and with respect to any particular security, be limited.

TAX EXEMPT SECURITIES

          Tax Exempt Securities are debt obligations issued by a state and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities. They may also include certain types of private activity and industrial development bonds or notes issued by public authorities to finance privately owned or operated facilities or to fund short-term cash requirements. Short-term Tax Exempt Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. Tax Exempt Securities also include debt obligations issued by other governmental entities (for example, U.S. territories) if such debt obligations generate interest income which is exempt from federal income tax.

        The two principal classifications of Tax Exempt Securities are general obligation and limited obligation (or revenue) securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may
depend  on  an  appropriation  by  the  issuer's  legislative  body.    The
characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation (or revenue) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. So-called "private activity bonds" and "industrial development bonds" are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities.

        The Series may also invest in securities representing interests in Tax Exempt Securities, known as "inverse floating obligations" or "residual interest bonds", paying interest rates that vary inversely to changes in the interest rates of specified short-term tax exempt securities or an index of short-term tax exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax exempt securities increase or decrease in response to such changes. As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate Tax Exempt Securities. To seek to limit the interest rate risk of these securities, the Series may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. There is no limit on the percentage of assets that may be invested in inverse floating obligations or residual interest bonds.

RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

      Set forth below is further information about certain types of securities in which the Series may invest, as well as information about additional types of investments and certain strategies the Series may pursue. These policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

INVESTMENTS IN PREMIUM SECURITIES

          During a period of declining interest rates, many of the Series' portfolio investments will likely bear coupon rates which are higher than current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Series' shares. The value of such "premium" securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their call date). As a result, an investor who purchases shares of the Series during such periods would initially receive higher monthly distributions (derived from the higher coupon rates payable on the Series' investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or call date). In evaluating the potential performance of an investment in the Series, investors may find it useful to compare the Series' current dividend rate with the Series' "yield", which is computed on a yield-to-maturity basis in accordance with Securities and Exchange Commission regulations and which reflects amortization of market premiums.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, the prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

RISKS ASSOCIATED WITH THE SERIES' INVESTMENT PROGRAM

       At times, a portion of the Series' assets may be invested in Tax Exempt Securities as to which the Series, by itself or together with other funds and accounts managed by the Advisor, holds a major portion or all of an issue of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Series could find it more difficult to sell such securities when the Advisor believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Series' net asset value. In order to enforce its rights in the event of a default under such securities, the Series may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Series' operating expenses and adversely affect the Series' net asset value. Any income derived from the Series' ownership or operation of such assets would not be tax-exempt. Securities rated Baa by Moody's or BBB by S&P are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities.

     Certain securities held by the Series may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Series during a time of declining interest rates, the Series may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

FINANCIAL FUTURES AND OPTIONS

      The Series may purchase and sell financial futures contracts for hedging purposes. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This Index is intended to represent a numerical measure of market performance for long-term tax exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Series enters into and terminates an index future, the Series realizes a gain or loss. The Series may purchase and sell futures contracts on the Index (or any other tax exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of Tax Exempt Securities which the Fund owns or expects to purchase. The Series may also purchase and sell put and call options on index futures, and on the indices directly, in addition or as an alternative to purchasing and selling financial futures contracts.

          The Series may also, for hedging purposes, purchase and sell futures contracts and related options with respect to U.S. government securities, including U.S. Treasury bills, notes and bonds ("U.S. Government Securities") and options directly on U.S. Government Securities. The Advisor believes that, under certain market conditions, price movements in U.S. Government Securities futures and related options may correlate closely with price movements in Tax Exempt Securities and may as a result provide hedging opportunities for the Series. U.S. Government Securities futures and related options would be used in a way similar to the Series' use of index futures and related options. The Series will only purchase or sell U.S. Government
Securities futures or related options when, in the opinion of the Advisor, price movements in such futures and options will correlate closely with price movements in the Tax Exempt Securities which are the subject of the hedge.

          The Series may not purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Series will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside liquid assets in a segregated account with its custodian in the amount prescribed.

         The use of futures and options involves certain special risks and may result in realization of taxable capital gains. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying bond index or U.S. Government Securities or the Tax Exempt Securities which are the subject of the hedge. The successful use of futures and options further depends on the Advisor's ability to forecast interest rate movements correctly. Other risks arise from the Series' potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist at a particular time. Certain provisions of the Internal Revenue Code and other regulatory requirements may limit the Series' ability to engage in futures and options transactions.

          A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS

          The Series may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligation and the Series is delayed or prevented from recovering the collateral. The Series may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

LIMITING INVESTMENT RISK

       Specific investment restrictions help the Series limit investment risks for its shareholders. These restrictions prohibit the Series from investing more than: (a) (with respect to 75% of its total assets) 5% of its total assets in the securities of any one issuer, other than U.S. Government Securities;* (b) 5% of its net assets in securities of any issuer if the party responsible for payment, together with any predecessor, has been in operation for less than three years (except obligations of the U.S. Government or agencies or instrumentalities and obligations backed by the faith, credit and taxing power of any person authorized to issue Tax Exempt Securities); (c) 10% of its net assets in securities restricted as to resale; and (d) 10% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding Rule 144A securities determined by the Series' Board of Directors [or the person supervised by the Series' Board of Directors to make such determinations] to be readily marketable), and repurchase agreements maturing in more than seven days; (e) 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government Securities). In addition, the Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets.

          The restriction marked with an asterisk (*) above is a summary of a fundamental policy. See the Statement of Additional Information for the full text of this policy and the Series' other fundamental policies. Except for investment policies designated as fundamental in this Prospectus or the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Board of Directors may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Board of Directors would not materially change the Series' investment objective without shareholder approval.

MANAGEMENT

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Funds agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund's officers and to Exeter Asset Management (the Advisor), a division of Manning & Napier Advisors, Inc.("MNA"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts make all the investment decisions for the Fund.

      The Advisor acts as investment advisor to the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of MNA. The Advisor also is generally responsible for supervision of the overall business affairs of the Series including supervision of service providers to the Series and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

        As of the date of this Prospectus, the Advisor and MNA supervised over $7.5 billion in assets of clients, including both individuals and institutions. For its services to the Series under the investment advisory agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of .50% of the Series average daily net assets. Clients for whom the Advisor provides advisory services pursuant to separate investment advisory contracts will be separately rebated by the Advisor an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Fund. In addition, the Advisor is separately compensated for acting as transfer agent (the Transfer Agent) for the Series.

          The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, shareholder servicing or transfer agent, and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

        The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

YIELD AND TOTAL RETURN

      From time-to-time the Series may advertise total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

          The "30-day yield" of a series is calculated by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. Net investment income includes interest and dividend income earned on the Series' securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in the Series' reports to shareholders.

PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

PURCHASES

         The minimum initial investment in the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see Automatic Investment Plan below) and for shareholders who purchase shares through Financial Intermediaries that provide sub-accounting services to the Fund. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order. The Distributor may suspend offering shares to other than discretionary management accounts of the Advisor.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before the time the Fund calculates net asset values (normally, 4:00 p.m. Eastern time) by the Distributor, Transfer Agent, or its agents. Payment may be made by check or readily available funds. The purchase price of shares of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

        The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service provided by the Series' Board of Directors.

AUTOMATIC INVESTMENT PLAN

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on their checking account. Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The minimum amount of each automatic investment is $25. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

EXCHANGES BETWEEN SERIES

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares of a Class in a direct investment account with the Fund for which payment has been received by the Fund may be exchanged for shares of the same Class of any of the other series of the Exeter Fund, Inc. that offer that Class at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder must have received, and should read carefully, the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged and therefore, an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

REDEMPTIONS

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "Good Order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as that term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption.

       Within three days after receipt of a redemption request by the Transfer Agent in "Good Order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the Investment Company Act of 1940 if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks) payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series at the beginning of the period.

OTHER INFORMATION ABOUT PURCHASES AND REDEMPTIONS

         If a taxable shareholder invests shortly before the Series declares a taxable dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as buying into a dividend). This distribution will be taxable regardless of whether your elected to reinvest you distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

       The Fund may authorize brokers to accept purchase and redemption orders on its behalf, and these brokers will be authorized to designate other intermediaries to accept purchase and redemption orders on the Funds behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, and orders placed with an authorized broker will be processed at the share price of the Series next computed after it is accepted by the authorized broker or its designee.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

          Manning & Napier Investor Services, Inc. (the Distributor) acts as distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

SHARE PRICE

      The Series' share price or net asset value per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share is the value of the Series' assets, less its liabilities, divided by the number of shares of the Series outstanding. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

TAXES

      The following summary of federal income tax consequences is based on the current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

          No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Series or its shareholders. In addition, state and local tax consequences of an investment in the Series may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult with their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS

          Under the Internal Revenue Code of 1986, as amended (the Code), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment company taxable income, and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.


TAX STATUS OF DISTRIBUTIONS

     Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. If a shareholder has chosen to receive dividends and/or capital gain distributions in cash, and the postal service is unable to deliver checks to the shareholders address of record, or the shareholder does not respond to mailing from the Fund concerning outstanding checks, that shareholders account will be updated so that all future distributions will be reinvested in the account. No interest will accrue on amounts represented by uncashed distribution or redemptions checks.

        The Series will distribute all of its net investment income (including net short-term capital gains) to shareholders. Dividends from net investment company taxable income are taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Series earnings and profits. Net capital gains will be distributed at least annually and will be taxed to shareholders as a 20% rate gain distribution (generally taxed at a rate of 20%) or a 28% rate gain distribution (generally taxed at a rate of 28%), depending upon the designation by the Series (such designation being dependent upon the holding period of the Series in the underlying asset generating the net capital gain), regardless of how long the shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. If no designation is made regarding a capital gain dividend, it will be classified as a 28% rate gain distribution, and, thus, taxed at a rate of 28%. Dividends and distributions of capital gains paid by the Series do not qualify for the dividends received deduction for
corporate  shareholders.    The  Series  will  provide  annual  reports  to
shareholders of the federal income tax status of all distributions.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Diversified Tax Exempt Series assets consist of obligations the interest on which is excludable from gross income for federal tax purposes, the Series may pay exempt-interest dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Series equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exmept-interest dividends are excludable from a shareholders gross income for regular federal income tax purposes, but may have certain collateral federal income tax consequences, including alternative minimum tax. See the Statment of Additional Informaiton.

       Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Diversified Tax Exempt Series to purchase sufficient amounts of tax-exempt securities to satisfy the Codes requirements for the payment of exempt-interest dividends.

      Dividends declared by the Series in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Series and received by the shareholders on December 31 of the year declared, if paid by the Series at any time during the following January.

          Investment income received directly by the Series on direct U.S. Government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends from the Series provided certain state-specific conditions are satisfied. The Series will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Series is considered tax exempt in their particular states.

       The Series intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax applicable to regulated investment companies.

          A sale, exchange or redemption of the Series shares generally is a taxable transaction to the shareholder.

 STATE AND LOCAL TAXES

       Depending upon the extent of the Series' activities in those states and localities in which its offices are maintained or in which its agents or independent contractors are located, the Series may be subject to the tax laws of such states or localities. In addition, the exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such interest income, and each holder of shares of the Series is advised to consult his own tax advisor in that regard. The Series will report annually the percentage of interest income received during the preceding year on tax exempt obligations, and on a state-by-state basis, the source of such income.

GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a series. Income, direct liabilities and direct operating expenses of the series will be allocated directly to the series, and general liabilities and expenses of the Fund will be allocated among the series in proportion to the total net assets of the series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

          All  securities  and  cash are held by Boston Safe Deposit and Trust
Company.   Coopers & Lybrand, L.L.P. serves as independent accountants for the
Series and will audit its financial statements annually.

          Manning & Napier Advisors, Inc. serves as the Fund's transfer and dividend disbursing agent. Shareholder inquiries should be directed to Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s municipal and corporate bond ratings:

        Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

        A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Moody's may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



Standard & Poor's Corporation's municipal and corporate bond ratings:

        AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

        A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB - Bonds rated BBB are regarded as having an adequate capacity to
pay interest and repay principal.    Whereas  they  normally  exhibit  adequate
protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Standard & Poor's may modify the rating from "AA" to "B" by the addition of a plus or minus sign to show relative standing within the major rating categories. Standard & Poor's ratings may also be indicated by "NR". This designation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's may also assign conditional ratings to municipal bonds. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

        PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -     Leading market positions in well-established industries.
        -     High rates of return on funds employed.
        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

        A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 - Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

        A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B - Issues rated B are regarded as having significant speculative characteristics for timely payment.


        C - This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

        D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                                        EXETER FUND, INC.


                                                        Ohio Tax
                                                        Exempt Series


                                                        Prospectus
                                                        April 20, 1998

                              EXETER FUND, INC.
                               P.O. Box 41118
                         Rochester, New York  14604
                               1-800-466-3863

                          OHIO TAX EXEMPT SERIES


          Exeter Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Ohio Tax Exempt Series of the Fund (the "Series"). The Series' investment objective is to seek a high level of current income exempt from federal income tax and Ohio personal income tax, consistent with preservation of capital.

       This Prospectus provides you with the basic information you should know before investing in the Series. You should read it and keep it for future reference. A Statement of Additional Information, dated April 20, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS APRIL 20, 1998.

                                EXETER FUND, INC.


                             OHIO TAX EXEMPT SERIES



No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.


                                  PROSPECTUS

                              TABLE OF CONTENTS



Annual Operating Expenses                                        3
Financial Highlights                                             4
The Fund                                                         5
Risk and Investment Objectives and Policies                      5
Ohio Tax Exempt Securities                                       6
Risk and Additional Information about Investment Policies        7
Management                                                      10
Yield and Total Return                                          11
Purchases, Exchanges and Redemptions of Shares                  11
Net Asset Value                                                 13
Dividends and Tax Status                                        13
General Information                                             15
Appendix                                                        16

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases               None
Redemption Fees1                                        None
Exchange Fees 2                                         None

1         A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."
2         A shareholder may effect up to four (4) exchanges in a twelve (12)
    month period without charge. Subsequent exchanges are subject to a fee of $15.

ANNUAL OPERATING EXPENSES

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Series (as a percentage of average daily net assets):
     Management Fees After Reduction of Fees 3,4,5      0.50%
     12b-1 Fees                                         None
     Other Expenses 4                                   0.29%
     Total Operating Expenses 5                         0.79%

Example
You would pay the following expenses on a $1,000 investment, assuming b) 5.0% annual return and b) redemptions at the end of each time period4:

                           1 year 3 years  5 years  10 years

Ohio Tax Exempt Series     $8     $25      $44      $98

3 Clients who have entered into investment advisory agreements with Manning & Napier Advisors, Inc. (Manning & Napier) will be separately rebated by Manning & Napier an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Fund. See "Management."

4 Ohio Tax Exempt Series was engaged in active investment operations for the year ended December 31, 1997; therefore, actual management fees and other expenses are used above.

5Should the total operating expenses for the Series exceed 0.85% of its average net assets, the Advisor has voluntarily agreed to waive its fee and pay other operating expenses in an amount that limits total operating expenses to 0.85% of its average net assets. The fee waiver and the assumption of expenses by the Advisor is voluntary and may be terminated at any time. However, the Advisor has agreed to continue this assumption of expenses at least through the Series' current fiscal year.
purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data and ratios for the Ohio Tax Exempt Series (for a share outstanding throughout the periods shown). The table is part of the Series' audited financial statements, which are incorporated by reference into the Funds Statement of Additional Information. Coopers & Lybrand L.L.P., the Funds independent accountants, audited the Seriess financial highlights for each of the periods shown. Additional performance information is contained in the Funds 1997 Annual Report to Shareholders and is available upon request and without charge by calling
1-800-466-3863. This table should be read in conjunction with the Series financial statements and notes thereto.






                                               For the year    For the year
                                               ended           ended
                                               Dec.31, 1997    Dec. 31, 1996

Net asset value - Beginning of period          $ 10.18         $ 10.31

Income from investment operations:
   Net investment income                         0.45             0.44
   Net realized and unrealized
     gain/(loss) on investments                  0.34            (0.13)
Total from investment operations                 0.79             0.31

Less distributions to shareholders:
   From net investment income                   (0.44)           (0.44)
   From net realized gain on investments          --             (0.00)4

Total distributions to shareholders             (0.44)           (0.44)

Net asset value - End of period                 $ 10.53          $ 10.18

Total return1                                     7.92%            3.16%

Ratios (to average net assets)/
Supplemental Data:
   Expenses*                                      0.79%            0.85%
   Net investment income*                         4.37%            4.40%

Portfolio turnover                                12%               2%

Net assets - End of period (000's omitted)      $ 9,306          $ 7,698


* The Advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Funds expenses. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:

Net investment income                             N/A            $ 0.437
Ratios(to average net assets):
   Expenses                                       N/A              0.87%
   Net investment income                          N/A              4.38%






                                               For the year     For the
                                                                period
                                               ended            Feb. 14, 1994
                                                                to
                                               Dec. 31, 1995    Dec. 31, 1994

Net asset value - Beginning of period          $ 9.18           $ 10.003

Income from investment operations:
   Net investment income                         0.42             0.21
   Net realized and unrealized
     gain/(loss)on investments                   1.14            (0.83)

Total from investment operations                 1.56            (0.62)
Less distributions to shareholders:
   From net investment income                   (0.43)           (0.20)
   From net realized gain on investments          --               --
Total distributions shareholders                (0.43)           (0.20)

Net asset value - End of period                $ 10.31           $ 9.18

Total return1                                    17.14%          (6.23)%

Ratios (to average net assets)/
Supplemental Data:
   Expenses*                                     0.85%          0.85%2
   Net investment income*                        4.50%          4.03%2

Portfolio turnover                               1%               2%

Net assets - End of period (000's omitted)      $ 6,144        $ 3,901


* The Advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Funds expenses. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:

Net investment income                            $ 0.41        $ 0.14
Ratios(to average net assets):
   Expenses                                        0.94%         2.07%2
   Net investment income                           4.41%         2.81%2


1 Represents aggregate total return for the period indicated.
2 Annualized.
3 Initial offering price upon commencement of operations on February 14, 1994. 4 Dividend amounted to $0.002 per share from net realized gain on investments.



THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the Ohio Tax Exempt Series (the "Series"). Information regarding the Fund's other series is contained in separate prospectuses that may be obtained from Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The Ohio Tax Exempt Series is a diversified fund.

       Shares of the Series are offered directly to investors and to employees and clients of the Advisor or its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the Advisor or its affiliates. There is no limitation on the investment in shares of the Series on behalf of discretionary account clients unless otherwise limited by a client agreement. There are no fees or expenses charged to any investor in connection with acquisition of shares of the Series.

      Manning & Napier, in addition to providing investment advice to the Fund through the Advisor, provides investment advice to other clients. Some of these clients funds may be invested in the Series. From time to time, the Series may experience relatively large purchases or redemptions due to assets allocation decisions made by Manning & Napier for its clients. These transactions may have a material effect on the Series, since Series that experience redemptions as a result of reallocations may have to sell portfolio securities and because Series that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Series may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. Manning & Napier is committed to minimizing the impact of these transactions on the Series to the extent it is consistent with pursuing the investment objectives of its clients.


RISK AND INVESTMENT OBJECTIVES AND POLICIES

     The Series' objective is to seek as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with preservation of capital. The Advisor will attempt to balance the Series' goals of high income and capital preservation by building a portfolio of securities that in the aggregate afford the opportunity to earn current income, but also have quality and other characteristics that attempt to avoid permanent capital losses. However, the Series' portfolio securities and, therefore, its shares will inevitably fluctuate in value to a certain extent. Under current law, to the extent distributions by the Series are derived from interest on Ohio Tax Exempt Securities (which are described below) and are designated as such, they are exempt from federal and Ohio personal income taxes. The Series is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

        The Series seeks to achieve its objective by following the fundamental investment policy of investing at least 80% of its net assets in Ohio Tax Exempt Securities, except when investing for defensive purposes during times of adverse market conditions. The Series may also invest in taxable obligations described below under "Ohio Tax Exempt Securities" to the extent permitted by its investment policies, or hold its assets in money market instruments or in cash. The Series' investments in Ohio Tax Exempt Securities and taxable obligations will be limited to securities rated in the four highest categories assigned by Moody's Investors Service, Inc. (Moodys) (Aaa, Aa, A, Baa) or Standard & Poor's Corporation (S&P) (AAA, AA, A, BBB). For a description of the above ratings, see the Appendix. Securities rated Baa by Moody's or BBB by S&P's are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities. When the Series invests in Ohio Tax Exempt Securities in the lower rating categories, the achievement of the Series' goals is more dependent on the Advisor's ability than would be the case if the Series were investing in Ohio Tax Exempt Securities in the higher rating categories. The amount of information about the financial condition of an issuer of Ohio Tax Exempt Securities may not be as extensive as information about corporations whose securities are publicly traded. In addition, tax considerations may limit the Series' ability to vary its portfolio securities in response to developments in interest rates and economic conditions. The Advisor seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions.

       Interest income from certain types of Ohio Tax Exempt Securities may be subject to federal alternative minimum tax. It is a fundamental policy of the Series to exclude these securities from the term "Ohio Tax Exempt Securities" for purposes of determining compliance with the 80% test described above.

       In pursuing its objective, the Series may, to a limited extent, buy and sell futures contracts and options and may enter into repurchase agreements and forward commitments. These incidental investment practices, which may produce taxable capital gains and involve special risks, are described below.

        The market value of the Series' investments will change in response to changes in interest rates and other factors. During periods of falling interest rates, the values of long-term, fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of tax-exempt securities and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect interest income derived from those securities but will affect the Series' net asset value.

          During times when conditions in the markets for Ohio Tax Exempt Securities suggest a temporary defensive position the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Series' assets. In implementing these "defensive" strategies, the Series may invest in taxable obligations, including: obligations of the U.S. Government, its agencies or instrumentalities; obligations issued by governmental issuers in other states, the interest on which would be exempt from federal income tax; other debt securities rated within the four highest categories by either Moody's or S&Ps; commercial paper rated in the highest category by either rating service (Prime-1 or A-1+, respectively); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Advisor considers consistent with such strategy. It is impossible to predict when, or for how long, the Series will use such alternative strategies. The limitations described above on the ability of the Series to vary its portfolio securities may limit the Series' use of these alternative investment strategies.


OHIO TAX EXEMPT SECURITIES

        Ohio Tax Exempt Securities are debt obligations issued by the State of Ohio and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and Ohio personal income tax. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities and may also include certain types of private activity and industrial development bonds or notes issued by public authorities to finance privately owned or operated facilities or to fund short-term cash requirements. Short-term Ohio Tax Exempt Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. Ohio Tax Exempt Securities also include debt obligations issued by other governmental entities (for example, U.S. territories) if such debt obligations generate interest income which is exempt from federal income tax and Ohio personal income tax.

          The two principal classifications of Ohio Tax Exempt Securities are general obligation and limited obligation (or revenue) securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation (or revenue) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. So-called "private activity bonds" and "industrial development bonds" are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities.

       The Series may also invest in securities representing interests in Ohio Tax Exempt Securities, known as "inverse floating obligations" or "residual interest bonds", paying interest rates that vary inversely to changes in the interest rates of specified short-term tax exempt securities or an index of short-term tax exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax exempt securities increase or decrease in response to such changes. As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the interest rate risk of these securities, the Series may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. There is no limit on the percentage of assets that may be invested in inverse floating obligations or residual interest bonds.

        The Series' concentration in investments in Ohio Tax Exempt Securities involves greater risks than if its investments were more diversified. Because the Series invests primarily in Ohio Tax Exempt Securities, investors should consider that the Series' yield and share price are sensitive to political and economic developments within the State of Ohio. If either Ohio or any of its local governmental entities is unable to meet its financial obligations, there could be an adverse effect on the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series'
liquidity. A more complete description of these risks is contained in the Statement of Additional Information.

RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

      Set forth below is further information about certain types of securities in which the Series may invest, as well as information about additional types of investments and certain strategies the Series may pursue. These policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

INVESTMENTS IN PREMIUM SECURITIES

          During a period of declining interest rates, many of the Series' portfolio investments will likely bear coupon rates which are higher than current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Series' shares. The value of such "premium" securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their call date). As a result, an investor who purchases shares of the Series during such periods would initially receive higher distributions (derived from the higher coupon rates payable on the Series' investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or call date). In evaluating the potential performance of an investment in the Series, investors may find it useful to compare the Series' current dividend rate with the Series' "yield", which is computed on a yield-to-maturity basis in accordance with Securities and Exchange Commission regulations and which reflects amortization of market premiums.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, the prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

RISKS ASSOCIATED WITH THE SERIES' INVESTMENT PROGRAM

         At times, a portion of the Series' assets may be invested in Ohio Tax Exempt Securities as to which the Series, by itself or together with other funds and accounts managed by the Advisor, holds a major portion or all of an issue of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Series could find it difficult to sell such securities when the Advisor believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Series' net asset value. In order to enforce its rights in the event of a default under such securities, the Series may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Series' operating expenses and adversely affect the Series' net asset value. Any income derived from the Series' ownership or operation of such assets would not be tax-exempt.

     Certain securities held by the Series may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Series during a time of declining interest rates, the Series may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         Since the Series invests primarily in Ohio Tax Exempt Securities, the value of its shares may be especially affected by factors pertaining to the Ohio economy and other factors specifically affecting the ability of issuers of Ohio Tax Exempt Securities to meet their obligations. As a result, the value of the Series' shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers of Ohio Tax Exempt Securities may be affected from time to time by economic, political, and demographic conditions within the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of Ohio Tax Exempt Securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic conditions of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability of an issuer of Ohio Tax Exempt Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Ohio Tax Exempt Securities as well.

          Because of the relatively small number of issuers of Ohio Tax Exempt Securities, the Series is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Series if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

FINANCIAL FUTURES AND OPTIONS

      The Series may purchase and sell financial futures contracts for hedging purposes. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This Index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Series enters into and closes its futures position, the Series may realize a gain or loss. The Series may purchase and sell futures contracts on the Index (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of Ohio Tax Exempt Securities which the Fund owns or expects to purchase. The Series may also purchase and sell put and call options on index futures, and on the indices directly, in addition or as an alternative to purchasing and selling financial futures contracts.

     The Series may, for hedging purposes, purchase and sell futures contracts and related options with respect to U.S. Government securities, including U.S. Treasury bills, notes and bonds ("U.S. Government Securities") and options directly on U.S. Government Securities. The Advisor believes that, under certain market conditions, price movements in U.S. Government Securities futures and related options may correlate closely with price movements in Ohio Tax Exempt Securities and may as a result provide hedging opportunities for the Series. U.S. Government Securities futures and related options would be used in a way similar to the Series' use of index futures and related options.
  The Series will only purchase or sell U.S. Government Securities futures or related options when, in the opinion of the Advisor, price movements in such futures and options will correlate closely with price movements in the Ohio Tax Exempt Securities which are the subject of the hedge.

          The Series may not purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Series will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside liquid assets in a segregated account with its custodian in the amount prescribed.

         The use of futures and options involves certain special risks and may result in realization of taxable capital gains. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying bond index or U.S. Government Securities or the Ohio Tax Exempt Securities which are the subject of the hedge. The successful use of futures and options further depends on the Advisor's ability to forecast interest rate movements correctly. Other risks arise from the Series' potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist at a particular time. Certain provisions of the Internal Revenue Code and other regulatory requirements may limit the Series' ability to engage in futures and options transactions.

          A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS

          The Series may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to the Series if the other party should default on its obligation and the Series is delayed or prevented from recovering the collateral. The Series may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

LIMITING INVESTMENT RISK

       Specific investment restrictions help the Series limit investment risks for its shareholders. These restrictions prohibit the Series from investing more than: (a) (with respect to 75% of its total assets) 5% of its total assets in the securities of any one issuer, other than U.S. Government Securities;* (b) 5% of its net assets in securities of any issuer if the party responsible for payment, together with any predecessor, has been in operation for less than three years (except obligations of the U.S. Government or agencies or instrumentalities and obligations backed by the faith, credit and taxing power of any person authorized to issue Ohio Tax Exempt Securities);
(c) 10% of its net assets in securities restricted as to resale; and (d) 10% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding Rule 144A securities determined by the Series' Board of Directors [or the person supervised by the Series' Board of Directors to make such determinations] to be readily marketable), and repurchase agreements maturing in more than seven days; (e) 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government Securities). In addition, the Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets.

          The restriction marked with an asterisk (*) above is a summary of a fundamental policy. See the Statement of Additional Information for the full text of this policy and the Series' other fundamental policies. Except for investment policies designated as fundamental in this Prospectus or the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Board of Directors may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Board of Directors would not materially change the Series' investment objective without shareholder approval.

MANAGEMENT

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Funds agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund's officers and to Exeter Asset Management (the Advisor), a division of Manning & Napier
Advisors, Inc. ("MNA"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts make all the investment decisions for the Fund.

      The Advisor acts as investment advisor to the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of MNA. The Advisor also is generally responsible for supervision of the overall business affairs of the Series including supervision of service providers to the Series and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

        As of the date of this Prospectus, the Advisor and MNA supervised over $7.5 billion in assets of clients, including both individuals and institutions. For its services to the Series under the investment advisory agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets. Clients for whom the Advisor provides advisory services pursuant to separate investment advisory contracts will be separately rebated by the Advisor an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Fund. In addition, the Advisor is separately compensated for acting as transfer agent (the Transfer Agent) for the Series.

          The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, shareholder servicing or transfer agent, and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

        The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.


YIELD AND TOTAL RETURN

       From time-to-time the Series may advertise its total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

          The "30-day yield" of a Series is calculated by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. Net investment income includes interest and dividend income earned on a Series' securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in a Series' reports to shareholders.

PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

PURCHASES

         The minimum initial investment in the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see Automatic Investment Plan below) and for shareholders who purchase shares through Financial Intermediaries that provide sub-accounting services to the Fund. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order. The Distributor may suspend offering shares to other than discretionary management accounts of the Advisor.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before the time the Fund calculates net asset values (normally, 4:00 p.m. Eastern time) by the Distributor, Transfer Agent, or its agents. Payment may be made by check or readily available funds. The purchase price of shares of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

        The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service provided by the Series' Board of Directors.

AUTOMATIC INVESTMENT PLAN

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on their checking account. Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The minimum amount of each automatic investment is $25.
  The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

EXCHANGES BETWEEN SERIES

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares of a Class in a direct investment account with the Fund for which payment has been received by the Fund may be exchanged for shares of the same Class of any of the other series of the Exeter Fund, Inc. that offer that Class at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder must have received, and should read carefully the prospectus of the other series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

REDEMPTIONS

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "Good Order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as that term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption.

       Within three days after receipt of a redemption request by the Transfer Agent in "Good Order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the Investment Company Act of 1940 ("1940 Act") if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks) payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price either totally or partially, by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

OTHER INFORMATION ABOUT PURCHASES AND REDEMPTIONS

         If a taxable shareholder invests shortly before the Series declares a taxable dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as buying into a dividend). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

       The Fund may authorize brokers to accept purchase and redemption orders on its behalf, and these brokers will be authorized to designate other intermediaries to accept purchase and redemption orders on the Funds behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, and orders placed with an authorized broker will be processed at the share price of the Series next computed after it is accepted by the authorized broker or its designee.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

          Manning & Napier Investor Services, Inc. (the Distributor) acts as distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

SHARE PRICE

      The Series' share price or net asset value per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share is the value of the Series' assets, less its liabilities, divided by the number of shares of the Series outstanding. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

TAXES

      The following summary of federal income tax consequences is based on the current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

          No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Series or its shareholders. In addition, state and local tax consequences of an investment in the Series may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult with their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS

          Under the Internal Revenue Code of 1986, as amended (the Code), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment company taxable income, and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

TAX STATUS OF DISTRIBUTIONS

     Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. If a shareholder has chosen to receive dividends and/or capital gain distributions in cash, and the postal service is unable to deliver checks to the shareholders address of record, or the shareholder does not respond to mailing from the Fund concerning outstanding checks, that shareholders account will be updated so that all future distributions will be reinvested in the account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

        The Series will distribute all of its net investment income (including net short-term capital gains) to shareholders. Dividends from net investment company taxable income are taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Series earnings and profits. Net capital gains will be distributed at least annually and will be taxed to shareholders as a 20% rate gain distribution (generally taxed at a rate of 20%) or a 28% rate gain distribution (generally taxed at a rate of 28%), depending upon the designation by the Series (such designation being dependent upon the holding period of the Series in the underlying asset generating the net capital gain), regardless of how long the shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. If no designation is made regarding a capital gain dividend, it will be classified as a 28% rate gain distribution, and, thus, taxed at a rate of 28%. Dividends and distributions of capital gains paid by the Series do not qualify for the dividends received deduction for
corporate  shareholders.    The  Series  will  provide  annual  reports  to
shareholders of the federal income tax status of all distributions.


      If at the close of each quarter of its taxable year, at least 50% of the value of the Ohio Tax Exempt Series assets consist of obligations the interest on which is excludable from gross income for federal tax purposes, the Series may pay exempt-interest dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Series equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholders gross income for regular federal income tax purposes, but may have certain collateral federal income tax consequences, including alternative minimum tax.
 See the Statement of Additional Information.

       Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Ohio Tax Exempt Series to purchase sufficient amounts of tax-exempt securities to satisfy the Codes requirements for the payment of exempt-interest dividends.

      Dividends declared by the Series in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Series and received by the shareholders on December 31 of the year declared, if paid by the Series at any time during the following January.

          Investment income received directly by the Series on direct U.S. Government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends from the Series provided certain state-specific conditions are satisfied. The Series will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Series is considered tax exempt in their particular states.

       The Series intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax applicable to regulated investment companies.

          A sale, exchange or redemption of the Series shares generally is a taxable transaction to the shareholder.

OHIO STATE TAX

       Distributions received from Ohio Tax Exempt Series are exempt from Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes to the extent they are derived from interest on obligations issued by the State of Ohio or its political subdivisions or authorities ("Ohio State Securities"). It is assumed for purposes of this discussion of Ohio taxation that these requirements will be satisfied, provided that the Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Series consists of Ohio State Securities or similar obligations of other states or their subdivisions. All distributions received from the Series are exempt from the net income base of the Ohio corporation franchise tax to the extent that they are either exempt from federal income tax or derived from interest on Ohio State Securities, but the Series' shares will be included in the computation of net worth for purposes of such tax.

      Distributions of capital gains with respect to shares of the Series will be exempt from Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the net income base of the Ohio corporation franchise tax to the extent that such distributions are attributable to profit made on the sale, exchange or other disposition by the Series of Ohio State Securities.

         Distributions that are attributable to interest on obligations of the United States or of any authority, commission, or instrumentality of the United States ("Federal Securities") or obligations of Puerto Rico, the Virgin Islands, or Guam or their authorities or instrumentalities ("Territorial Securities") are exempt from Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes and are excluded from the net income base of the Ohio corporation franchise tax to the same extent that such interest would be so exempt or excluded if the obligations were held directly by the shareholders.


GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a series. Income, direct liabilities and direct operating expenses of the Series will be allocated directly to the series, while general liabilities and expenses of the Fund will be allocated among each series. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

          All  securities  and  cash are held by Boston Safe Deposit and Trust
Company.   Coopers & Lybrand, L.L.P. serves as independent accountants for the
Series and will audit its financial statements annually.

          Manning & Napier Advisors, Inc. serves as the Fund's transfer and dividend disbursing agent. Shareholder inquiries should be directed to Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

             DESCRIPTION OF MUNICIPAL AND CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s municipal and corporate bond ratings:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Moody's may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Standard & Poor's Corporation's municipal and corporate bond ratings:

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Standard & Poor's may modify the rating from "AA" to "B" by the addition of a plus or minus sign to show relative standing within the major rating categories. Standard & Poor's ratings may also be indicated by "NR". This designation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's may also assign conditional ratings to municipal bonds. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

         PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -  Leading market positions in well-established industries.
         -  High rates of return on funds employed.
         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

         A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 - Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

         A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B - Issues rated B are regarded as having significant speculative characteristics for timely payment.

         C - This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                                       EXETER FUND, INC.

                                                       New York Tax
                                                       Exempt Series


                                                       Prospectus
                                                       April 20, 1998

                              EXETER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                          NEW YORK TAX EXEMPT SERIES


          Exeter Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the New York Tax Exempt Series of the Fund (the "Series"). The Series' investment objective is to seek a high level of current income exempt from federal income tax and New York personal income tax, consistent with preservation of capital.

       This Prospectus provides you with the basic information you should know before investing in the Series. You should read it and keep it for future reference. A Statement of Additional Information, dated April 20, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS APRIL 20, 1998.

                              EXETER FUND, INC.


                          NEW YORK TAX EXEMPT SERIES



No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.



                                  PROSPECTUS

                              TABLE OF CONTENTS




Annual Operating Expenses                                        3
Financial Highlights                                             4
The Fund                                                         5
Risk and Investment Objectives and Policies                      5
New York Tax Exempt Securities                                   6
Risk and Additional Information about  Investment Policies       7
Management                                                      10
Yield and Total Return                                          11
Purchases, Exchanges and Redemptions of Shares                  11
Net Asset Value                                                 13
Dividends and Tax Status                                        14
General Information                                             15
Appendix                                                        16

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases               None
Redemption Fees 1                                       None
Exchange Fees 2                                         None

1         A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."
2     A shareholder may effect up to four (4) exchanges in a twelve (12) month period without charge.  Subsequent exchanges are subject to a fee of $15.

ANNUAL OPERATING EXPENSES
The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Series (as a percentage of average daily net assets):
     Management Fees 3,4,5                              0.50%
     12b-1 Fees.                                        None
     Other Expenses 4                                   0.11%
     Total Operating Expenses 5                         0.61%

Example

You would pay the following expenses on a $1,000 investment, assuming a) 5.0% annual return and b) redemptions at the end of each time period4:

                               1 year   3 years   5 years   10 years
New York Tax Exempt Series     $6       $20       $34       $76

3Clients who have entered into investment advisory agreements with Manning & Napier Advisors, Inc. (Manning & Napier) will be separately rebated by Manning & Napier an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Fund. See "Management."

4New York Tax Exempt Series was engaged in active investment operations for the year ended December 31, 1997; therefore, actual management fees and other expenses are used above.

5Should the total operating expenses for the Series exceed 0.85% of its average net assets, the Advisor has voluntarily agreed to waive its fee and pay other operating expenses in an amount that limits total operating expenses to 0.85% of its average net assets. The fee waiver and the assumption of expenses by the Advisor is voluntary and may be terminated at any time. However, the Advisor has agreed to continue this assumption of expenses at least through the Series' current fiscal year.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data and ratios for the New York Tax Exempt Series (for a share outstanding throughout the periods shown).
  The table is part of the Series' audited financial statements, which are incorporated by reference into the Funds Statement of Additional Information. Coopers & Lybrand L.L.P., the Funds independent accountants, audited the Series financial highlights for each of the periods shown. Additional performance information is contained in the Funds 1997 Annual Report to Shareholders and is available upon request and without charge by calling
1-800-466-3863. This table should be read in conjunction with the Series financial statements and notes thereto.






                                                For the year     For the year
                                                ended            ended
                                                Dec. 31, 1997    Dec. 31, 1996

Net asset value - Beginning of period           $ 9.98           $ 10.07

Income from investment operations:
   Net investment income                          0.43             0.42
   Net realized and unrealized
     gain/(loss) on investments                   0.38            (0.10)

Total from investment operations                  0.81             0.32

Less distributions to shareholders:
   From net investment income                    (0.42)           (0.41)

Net asset value - End of period                  $ 10.37          $ 9.98

Total return 1                                     8.33%            3.32%

Ratios (to average net assets)
/Supplemental Data:
   Expenses                                        0.61%            0.61%
   Net investment income                           4.36%            4.41%

Portfolio turnover                                 2%               6%

Net assets - End of period (000's omitted)       $ 45,681           $ 37,325







                                        For the year     For the period
                                        ended            Jan. 17, 1994 to
                                        Dec. 31, 1995    Dec. 31, 1994

Net asset value - Beginning of period   $ 8.98           $ 10.003

Income from investment
operations:
   Net investment income                  0.40                0.34
   Net realized and unrealized
     gain/(loss) on investments           1.09               (1.02)

Total from investment operations          1.49               (0.68)

Less distributions to shareholders:
   From net investment income            (0.40)              (0.34)

Net asset value - End of period          $ 10.07             $ 8.98

Total return 1                             16.78%             (6.82)%

Ratios (to average net assets)
/Supplemental Data:
   Expenses                                0.65%               0.79%2
   Net investment income                   4.36%               3.82%2

Portfolio turnover                         0%                  6%

Net assets - End of period (000's omitted)$ 28,817            $ 17,301




1 Represents aggregate total return for the period indicated.
2  Annualized.
3  Initial offering price upon commencement of operations on January 17, 1994.



THE FUND

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the New York Tax Exempt Series. Information regarding the Fund's other series is contained in separate prospectuses that may be obtained from Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The New York Tax Exempt Series is a diversified fund.

       Shares of the Series are offered directly to investors and to employees and clients of the Advisor or its affiliates that have authorized investment in the Fund as part of the discretionary account management services of the Advisor or its affiliates. There is no limitation on the investment in shares of the Series on behalf of discretionary account clients unless otherwise limited by a client agreement. There are no fees or expenses charged to any investor in connection with acquisition of shares of the Series.

      Manning & Napier, in addition to providing investment advice to the Fund through the Advisor, provides investment advice to other clients. Some of these clients funds may be invested in the Series. From time to time, the Series may experience relatively large purchases or redemptions due to assets allocation decisions made by Manning & Napier for its clients. These transactions may have a material effect on the Series, since Series that experience redemptions as a result of reallocations may have to sell portfolio securities and because Series that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Series may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. Manning & Napier is committed to minimizing the impact of these transactions on the Series to the extent it is consistent with pursuing the investment objectives of its clients.


RISK AND INVESTMENT OBJECTIVES AND POLICIES

     The Series' objective is to seek as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with preservation of capital. The Advisor will attempt to balance the Fund's goals of high income and capital preservation by building a portfolio of securities that in the aggregate afford the opportunity to earn current income, but also have quality and other characteristics that attempt to avoid permanent capital losses. However, the Fund's portfolio securities and, therefore, its shares will inevitably fluctuate in value to a certain extent. Under current law, to the extent distributions by the Series are derived from interest on New York Tax Exempt Securities (which are described below) and are designated as such, they are exempt from federal and New York personal income taxes. The Series is not intended to be a complete investment program, and there is no assurance it will achieve its objective.


        The Series seeks to achieve its objective by following the fundamental investment policy of investing at least 80% of its net assets in New York Tax Exempt Securities, except when investing for defensive purposes during times of adverse market conditions. The Series may also invest in taxable obligations described below under "Risk and Additional Information about Investment Policies" to the extent permitted by its investment policies, or hold its assets in money market instruments or in cash. The Series' investments in New York Tax Exempt Securities and taxable obligations will be limited to securities rated in the four highest categories assigned by Moody's Investors Service, Inc. (Moodys) (Aaa, Aa, A, Baa) or Standard & Poor's Corporation (S&P) (AAA, AA, A, BBB). For a description of the above ratings, see the Appendix. Securities rated Baa by Moody's or BBB by S&P are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities.

        When the Series invests in New York Tax Exempt Securities in the lower rating categories, the achievement of the Series' goals is more dependent on the Advisor's ability than would be the case if the Series were investing in New York Tax Exempt Securities in the higher rating categories. The amount of information about the financial condition of an issuer of New York Tax Exempt Securities may not be as extensive as information about corporations whose securities are publicly traded. In addition, tax considerations may limit the Series' ability to vary its portfolio securities in response to developments in interest rates and economic conditions. The Advisor seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions.

      Interest income from certain types of New York Tax Exempt Securities may be subject to federal alternative minimum tax. It is a fundamental policy of the Series to exclude these securities from the term "New York Tax Exempt Securities" for purposes of determining compliance with the 80% test described above.

         In pursuing its objective, the Series may to a limited extent buy and sell futures contracts and options and may enter into repurchase agreements and forward commitments. These incidental investment practices, which may produce taxable capital gains and involve special risks, are described below.

        The market value of the Series' investments will change in response to changes in interest rates and other factors. During periods of falling interest rates, the values of long-term, fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of tax-exempt securities and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect interest income derived from those securities but will affect the Series' net asset value.

          During times when conditions in the markets for New York Tax Exempt Securities suggest a temporary defensive position, the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Series' assets. In implementing these "defensive" strategies, the Series may invest in taxable obligations, including: obligations of the U.S. Government, its agencies or instrumentalities; obligations issued by governmental issuers in other states, the interest on which would be exempt from federal income tax; other debt securities rated within the four highest categories by either Moody's or S&P; commercial paper rated in the highest category by either rating service (Prime-1 or A-1+, respectively); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Advisor considers consistent with such strategy. It is impossible to predict when, or for how long, the Series will use such alternative strategies. The limitations described above on the ability of the Series to vary its portfolio securities may limit the Series' use of these alternative investment strategies.


NEW YORK TAX EXEMPT SECURITIES

       New York Tax Exempt Securities are debt obligations issued by the State of New York and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and New York personal income tax. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may also include certain types of private activity and industrial development bonds or notes issued by public authorities to finance privately owned or operated facilities or to fund short-term cash requirements. Short-term New York Tax Exempt Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. New York Tax Exempt Securities also include debt obligations issued by other governmental entities (for example, U.S. territories) if such debt obligations generate interest income which is exempt from federal income tax and New York personal income tax.

       The two principal classifications of New York Tax Exempt Securities are general obligation and limited obligation (or revenue) securities. General obligation securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation (or revenue) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. So-called "private activity bonds" and "industrial development bonds" are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities.

        The Series may also invest in securities representing interests in New York Tax Exempt Securities, known as "inverse floating obligations" or "residual interest bonds", paying interest rates that vary inversely to changes in the interest rates of specified short-term tax exempt securities or an index of short-term tax exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market
rates  decline.    Such  securities  have  the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax exempt securities increase or decrease in response to such changes. As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the interest rate risk of these securities, the Series may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. There is no limit on the percentage of assets that may be invested in inverse floating obligations or residual interest bonds.

         Certain risks are inherent in the Series' investments in New York Tax Exempt Securities. These risks result from amendments to the New York Constitution and other statutes that limit the taxing and spending authority of the State of New York, and a variety of New York laws and regulations that may affect, directly or indirectly, New York Tax Exempt Securities. The ability of issuers of municipal securities to pay interest on, or repay principal of, municipal securities may be impaired as a result.

          The Series' concentration in investments in New York Tax Exempt Securities involves greater risks than if its investments were more diversified. Because the Series invests primarily in New York Tax Exempt Securities, investors should consider that the Series' yield and share price are sensitive to political and economic developments within the State of New York, and to the financial condition of the State, its public authorities, and political subdivisions, particularly the City of New York.

RISK AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

      Set forth below is further information about certain types of securities in which the Series may invest as well as information about additional types of investments and certain strategies the Series may pursue. These policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

INVESTMENTS IN PREMIUM SECURITIES

          During a period of declining interest rates, many of the Series' portfolio investments will likely bear coupon rates which are higher than current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Series' shares. The value of such "premium" securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their call). As a result, an investor who purchases shares of the Series during such periods would initially receive higher distributions (derived from the higher coupon rates payable on the Series' investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or call date). In evaluating the potential performance of an investment in the Series, investors may find it useful to compare the Series' current dividend rate with the Series' "yield", which is computed on a yield-to-maturity basis in accordance with Securities and Exchange Commission regulations and which reflects amortization of market premiums.

ZERO-COUPON BONDS

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, the prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

RISKS ASSOCIATED WITH THE SERIES' INVESTMENT PROGRAM

     At times, a portion of the Series' assets may be invested in New York Tax Exempt Securities as to which the Series, by itself or together with other funds and accounts managed by the Advisor, holds a major portion or all of an issue of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Series could find it more difficult to sell such securities when the Advisor believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Series' net asset value. In order to enforce its rights in the event of a default under such securities, the Series may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Series' operating expenses and adversely affect the Series' net asset value. Any income derived from the Series' ownership or operation of such assets would not be tax-exempt.

     Certain securities held by the Series may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Series during a time of declining interest rates, the Series may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     Since the Series invests primarily in New York Tax Exempt Securities, the value of its shares may be especially affected by factors pertaining to the New York economy and other factors specifically affecting the ability of issuers of New York Tax Exempt Securities to meet their obligations. As a result, the value of the Series' shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers of New York Tax Exempt Securities may be affected from time to time by economic, political, and demographic conditions within the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of New York Tax Exempt Securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic conditions of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability of an issuer of New York Tax Exempt Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other New York Tax Exempt Securities as well.

      Because of the relatively small number of issuers of New York Tax Exempt Securities, the Series is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Series if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

FINANCIAL FUTURES AND OPTIONS

      The Series may purchase and sell financial futures contracts for hedging purposes. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This Index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Series enters into and closes its futures position, the Series may realize a gain or loss. The Series may purchase and sell futures contracts on the Index (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of New York Tax Exempt Securities which the Fund owns or expects to purchase. The Series may also purchase and sell put and call options on index futures, and on the indices directly, in addition or as an alternative to purchasing and selling financial futures contracts.

          The Series may also, for hedging purposes, purchase and sell futures contracts and related options with respect to U.S. Government Securities, including U.S. Treasury bills, notes and bonds ("U.S. Government Securities") and options directly on U.S. Government Securities. The Advisor believes that, under certain market conditions, price movements in U.S. Government Securities futures and related options may correlate closely with price movements in New York Tax Exempt Securities and may as a result provide hedging opportunities for the Series. U.S. Government Securities futures and related options would be used in a way similar to the Series' use of index futures and related options. The Series will only purchase or sell U.S. Government Securities futures or related options when, in the opinion of the Advisor, price movements in such futures and options will correlate closely with price movements in the New York Tax Exempt Securities which are the subject of the hedge.

          The Series may not purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Series will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside liquid assets in a segregated account with its custodian in the amount prescribed.

         The use of futures and options involves certain special risks and may result in realization of taxable capital gains. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying bond index or U.S. Government Securities or the New York Tax Exempt Securities which are the subject of the hedge. The successful use of futures and options further depends on the Advisor's ability to forecast interest rate movements correctly. Other risks arise from the Series' potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist at a particular time. Certain provisions of the Internal Revenue Code and other regulatory requirements may limit the Series' ability to engage in futures and options transactions.

          A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS

           The Series may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to the Series if the other party should default on its obligation and the Series is delayed or prevented from recovering the collateral. The Series may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

LIMITING INVESTMENT RISK

       Specific investment restrictions help the Series limit investment risks for its shareholders. These restrictions prohibit the Series from investing more than: (a) (with respect to 75% of its total assets) 5% of its total assets in the securities of any one issuer, other than U.S. Government Securities;* (b) 5% of its net assets in securities of any issuer if the party responsible for payment, together with any predecessor, has been in operation for less than three years (except obligations of the U.S. Government or agencies or instrumentalities and obligations backed by the faith, credit and taxing power of any person authorized to issue New York Tax Exempt Securities); (c) 10% of its net assets in securities restricted as to resale; and (d) 10% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding Rule 144A securities determined by the Series' Board of Directors [or the person supervised by the Series' Board of Directors to make such determinations] to be readily marketable), and repurchase agreements maturing in more than seven days; (e) 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government Securities). In addition, the Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets.

          The restrictions marked with an asterisk (*) above is a summary of a fundamental policy. See the Statement of Additional Information for the full text of this policy and the Series' other fundamental policies. Except for investment policies designated as fundamental in this Prospectus or the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Board of Directors may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Board of Directors would not materially change the Series' investment objective without shareholder approval.

MANAGEMENT

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Funds agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund's officers and to Exeter Asset Management (the Advisor), a division of Manning & Napier
Advisors, Inc. ("MNA"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts make all the investment decisions for the Fund.

      The Advisor acts as investment advisor to the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of MNA. The Advisor also is generally responsible for supervision of the overall business affairs of the Series including supervision of service providers to the Series and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

        As of the date of this Prospectus, the Advisor and MNA supervised over $7.5 billion in assets of clients, including both individuals and institutions. For its services to the Fund under the investment advisory agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of .50% of the Series average daily net assets. Clients for whom the Advisor provides advisory services pursuant to separate investment advisory contracts will be separately rebated by the Advisor an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Series. The Advisor has also voluntarily agreed to assume or pay expenses of the Series, if necessary, so that the total annual operating expenses of the Series do not exceed .85% of the Series' average daily net assets. This assumption is voluntary and maybe terminated at anytime. In addition, the Advisor is separately compensated for acting as transfer agent (the Transfer Agent) for the Series.

          The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

        The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

YIELD AND TOTAL RETURN

       From time-to-time the Series may advertise its total return and yield. Both total return and yield figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

          The "30-day yield" of the series is calculated by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. Net investment income includes interest and dividend income earned on the Series' securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in the Series' reports to shareholders.

PURCHASES, EXCHANGES AND REDEMPTIONS OF SHARES

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

PURCHASES

         The minimum initial investment in the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see Automatic Investment Plan below) and for shareholders who purchase shares through Financial Intermediaries that provide sub-accounting services to the Fund. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order. The Distributor may suspend offering shares to other than discretionary management accounts of the Advisor.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before the time the Fund calculates net asset values (normally, 4:00 p.m. Eastern time) by the Distributor, Transfer Agent or its agents. Payment may be made by check or readily available funds. The purchase price of shares of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

        The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service approved by the Series' Board of Directors.

AUTOMATIC INVESTMENT PLAN

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on their checking account. Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The minimum amount of each automatic plan. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for
investment.    Participation  in  the  Automatic  Investment  Plan  may  be
discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

EXCHANGES BETWEEN SERIES

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares of a Class in a direct investment account with the Fund for which payment has been received by the Fund may be exchanged for shares of the same Class of any of the other series of the Exeter Fund, Inc. that offer that Class at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder must have received, and should read carefully the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged and therefore, an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

REDEMPTIONS

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "Good Order" to the Transfer Agent. "Good Order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as that term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption. Within three days after receipt of a redemption request by the Transfer Agent in "Good Order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the Investment Company Act of 1940 ("1940 Act") if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks) payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check has cleared.

     Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

OTHER INFORMATION ABOUT PURCHASES AND REDEMPTIONS

         If a taxable shareholder invests shortly before the Series declares a taxable dividend, a portion of the investment will be returned as a taxable distribution (commonly referred to as buying into a dividend). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a distribution and invest after that date.

       The Fund may authorize brokers to accept purchase and redemption orders on its behalf, and these brokers will be authorized to designate other intermediaries to accept purchase and redemption orders on the Funds behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, and orders placed with an authorized broker will be processed at the share price of the Series next computed after it is accepted by the authorized broker or its designee.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

          Manning & Napier Investor Services, Inc. (the Distributor) acts as distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

SHARE PRICE

      The Series' share price or net asset value per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share is the value of the Series' assets, less its liabilities, divided by the number of shares of the Series outstanding. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service, (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. See the Statement of Additional Information for further information.

DIVIDENDS AND TAX STATUS

TAXES

      The following summary of federal income tax consequences is based on the current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

          No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Series or its shareholders. In addition, state and local tax consequences of an investment in the Series may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult with their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS

          Under the Internal Revenue Code of 1986, as amended (the Code), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment company taxable income, and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

TAX STATUS OF DISTRIBUTIONS

     Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. If a shareholder has chosen to receive dividends and/or capital gain distributions in cash, and the postal service is unable to deliver checks to the shareholders address of record, or the shareholder does not respond to mailing from the Fund concerning outstanding checks, that shareholders account will be updated so that all future distributions will be reinvested in the account. No interest will accrue on amounts represented by uncashed distribution or redemptions checks.

        The Series will distribute all of its net investment income (including net short-term capital gains) to shareholders. Dividends from net investment company taxable income are taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Series earnings and profits. Net capital gains will be distributed at least annually and will be taxed to shareholders as a 20% rate gain distribution (generally taxed at a rate of 20%) or a 28% rate gain distribution (generally taxed at a rate of 28%), depending upon the designation by the Series (such designation being dependent upon the holding period of the Series in the underlying asset generating the net capital gain), regardless of how long the shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. If no designation is made regarding a capital gain dividend, it will be classified as a 28% rate gain distribution, and, thus, taxed at a rate of 28%. Dividends and distributions of capital gains paid by the Series do not qualify for the dividends received deduction for
corporate  shareholders.    The  Series  will  provide  annual  reports  to
shareholders of the federal income tax status of all distributions.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the New York Tax Exempt Series assets consist of obligations the interest on which is excludable from gross income for federal tax purposes, the Series may pay exempt-interest dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Series equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholders gross income for regular federal income tax purposes, but may have certain collateral federal income tax consequences, including alternative minimum tax. See the Statement of Additional Information.

       Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the New York Tax Exempt Series to purchase sufficient amounts of tax-exempt securities to satisfy the Codes requirements for the payment of exempt-interest dividends.

      Dividends declared by the Series in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Series and received by the shareholders on December 31 of the year declared, if paid by the Series at any time during the following January.

          Investment income received directly by the Series on direct U.S. Government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends from the Series provided certain state-specific conditions are satisfied. The Series will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from the Series is considered tax exempt in their particular states.

       The Series intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax applicable to regulated investment companies.
          A sale, exchange or redemption of the Series shares generally is a taxable transaction to the shareholder.

NEW YORK STATE AND LOCAL TAX

     Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for individuals who reside in New York to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on New York obligations. Other distributions from the Series, including distributions derived from net short-term and long-term capital gains, are generally not exempt from New York State and City personal income tax.

GENERAL INFORMATION

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by series except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a series. Income, direct liabilities and direct operating expenses of the Series will be allocated directly to the series, while general liabilities and expenses of the Fund will be allocated among each series. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

          All  securities  and  cash are held by Boston Safe Deposit and Trust
Company.   Coopers & Lybrand, L.L.P. serves as independent accountants for the
Series and will audit its financial statements annually.

          Manning & Napier Advisors, Inc. serves as the Fund's transfer and dividend disbursing agent. Shareholder inquiries should be directed to Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604.




                                   APPENDIX

             DESCRIPTION OF MUNICIPAL AND CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s municipal and corporate bond ratings:

        Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

        A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Moody's may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor's Corporation's municipal and corporate bond ratings:

        AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


        AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

        A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Standard & Poor's may modify the rating from "AA" to "B" by the addition of a plus or minus sign to show relative standing within the major rating categories. Standard & Poor's ratings may also be indicated by "NR". This designation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's may also assign conditional ratings to municipal bonds. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

        PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -  Leading market positions in well-established industries.
        -  High rates of return on funds employed.
        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

        A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 - Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

        A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B - Issues rated B are regarded as having significant speculative characteristics for timely payment.

        C - This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.




        D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                EXETER FUND, INC.

          Statement of Additional Information dated April 20, 1998.




  This STATEMENT OF ADDITIONAL INFORMATION is not a Prospectus, and it should be read in conjunction with each Series Prospectus for the Small Cap Series, Energy Series, Technology Series, Financial Services Series, International Series, Life Sciences Series, Global Fixed Income Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series and the World Opportunities Series, copies of which may be obtained from Exeter Asset Management, 1100 Chase Square, Rochester, NY 14604.



                                  TABLE OF CONTENTS





Investment Objectives, Policies and Restrictions of the Series  B-2
  Risk and Investment Policies                                  B-2
  Investment Restrictions                                       B-22
  Portfolio Turnover                                            B-25
The Fund                                                        B-25
Management                                                      B-25
  The Advisor                                                   B-29
The Plans                                                       B-31
  Distribution of Fund Shares                                   B-31
  Custodian and Independent Accountant                          B-32
  Portfolio Transactions and Brokerage                          B-32
Net Asset Value                                                 B-34
Redemption of Shares                                            B-34
  Payment for Shares Received                                   B-34
  Redemption in Kind                                            B-34
Federal Tax Treatment of Dividends and Distributions            B-35
  Financial Statements                                          B-40


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE SERIES

       Each Series portfolio and strategies are described in the prospectus. If there is a change in a Series investment objective, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. Convertible bonds purchased by the Series may have a call feature. Warrants purchased by the Series may or may not be listed on a national securities exchange. The Fund has no current intention to engage in short sales against the box. All of the Series policies regarding options discussed below are fundamental.

RISK AND INVESTMENT POLICIES

Year 2000 Technology Risk

               Like most investment companies, the Fund and the Series rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. The Administrator is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund and Series that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact of the Fund, the Series or shareholders.

Writing Covered Call and Secured Put Options

      As a means of protecting their assets against market declines, and in an attempt to earn additional income, each Series may write covered call option contracts on its securities and may purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.

         As described in the Prospectus, when a Series writes a call option on securities which it owns, it gives the purchaser of the option the right to buy the securities at an exercise price specified in the option at any time prior to the expiration of the option. If any option is exercised, a Series will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received on the sale of the option. By writing a covered call option, a Series may forego, in exchange for the net premium, the opportunity to profit from an increase in the price of the underlying security above the options exercise price. A Series will have kept the risk of loss if the price of the security declines, but will have reduced the effect of that risk to the extent of the premium it received when the option was written.

          A Series will write only covered call options which are traded on national securities exchanges. Currently, call options on stocks may be traded on the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Call options are issued by the Options Clearing Corporation (OCC), which also serves as the clearing house for transactions with respect to standardized or listed options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by OCC or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

          A Series may write only covered call options. A call option is considered to be covered if the option writer owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities. A call option is also considered to be covered if the writer holds on a unit-for-unit basis a call on the same security as the call written, with the same expiration date and the exercise price of the call purchased is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, Treasury bills or other liquid high grade short-term obligations in a segregated account with its custodian, and marked-to-market daily. A Series will not sell (uncover) the securities against which options have been written until after the option period has expired, the option has been exercised or a closing purchase has been executed.

      Options written by a Series will have exercise prices which may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money") the market price of the underlying security at the time the options are written. However, a Series generally will not write so-called deep-in-the-money options.

      The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, dividend yield and interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

     If a call option on a security expires unexercised, a Series will realize a short-term capital gain in the amount of the premium on the option, less all commissions paid. Such a gain, however, may be offset by a decline in the value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security (exercise price minus commission) plus the amount of the premium on the option, less all commissions paid.

         Call options may also be purchased by a Series, but only to terminate (entirely or in part) a Series obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of the writer of a call option. A Series may enter into a closing purchase transaction, for example, to realize a profit on an option it had previously written, to enable it to sell the security which underlies the option, to free itself to sell another option or to prevent its portfolio securities from being purchased pursuant to the exercise of a call. A Series may also permit the call option to be exercised. A closing transaction cannot be effected with respect to an optioned security once a Series has received a notice that the option is to be exercised.

        The cost to a Series of such a closing transaction may be greater than the net premium received by a Series upon writing the original call option. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. Any profit realized by a Series from the execution of a closing transaction may be partly or completely offset by a reduction in the market price of the underlying security.

          A Series may also write secured put options and enter into closing purchase transactions with respect to such options. A Series may write secured put options on national securities exchanges to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A put option gives the purchaser of the option the right to sell, and the writer has the obligation to buy, the underlying security at the stated exercise price during the option period. The secured put writer retains the risk of loss should the market value of the underlying security decline below the exercise price of the option. During the option period, the writer of a put option may be required at any time to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects is substantially identical to that of call options. The Fund will establish a separate account with the Funds custodian consisting of liquid assets equal to the amount of the Series assets that could be required to consummate the put options. For purposes of determining the adequacy of the securities in the account, the deposited assets will be valued at fair market value. If the value of such assets declines, additional cash or assets will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Series.

         A put option is secured if a Series maintains in a segregated account with its Custodian liquid assets in an amount not less than the exercise price of the option at all times during the option period. A Series may write secured put options when the Advisor wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The potential gain on a secured put option is limited to the income earned on the amount held in liquid assets plus the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction) and income earned on the amount held in liquid assets.

      A Series may purchase put options on national securities exchanges in an attempt to hedge against fluctuations in the value of its portfolio securities and to protect against declines in the value of individual securities. Purchasing a put option allows the purchaser to sell the particular security covered by the option at a certain price (the exercise price) at any time up to a specified future date (the expiration date).

       Purchase of a put option creates a hedge against a decline in the value of the underlying security by creating the right to sell the security at a specified price. Purchase of a put option requires payment of a premium to the seller of that option. Payment of this premium necessarily reduces the return available on the individual security should that security continue to appreciate in value. In return for the premium paid, a Series protects itself against substantial losses should the security suffer a sharp decline in value. In contrast to covered call option writing, where one obtains greater current income at the risk of foregoing potential future gains, one purchasing put options is in effect foregoing current income in return for reducing the risk of potential future losses.

        A Series will purchase put options as a means of locking in profits on securities held in the portfolio. Should a security increase in value from the time it is initially purchased, a Series may seek to lock in a certain profit level by purchasing a put option. Should the security thereafter continue to appreciate in value the put option will expire unexercised and the total return on the security, if it continues to be held by a Series, will be reduced by the amount of premium paid for the put option. At the same time, a Series will continue to own the security. Should the security decline in value below the exercise price of the put option, however, a Series may elect to exercise the option and put or sell the security to the party that sold the put option to that Series, at the exercise price. In this case a Series would have a higher return on the security than would have been possible if a put option had not been purchased.

Certain Risk and Other Factors Respecting Options

        As stated in the Prospectus, positions in options on securities may be closed only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although a Series will write options only when the Advisor believes a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular security option. If no liquid secondary market exists respecting an option position held, a Series may not be able to close an option position, which will prevent that Series from selling any security position underlying an option until the option expires and may have an adverse effect on its ability effectively to hedge its security positions. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to use the amount held in liquid assets securities as security for the put option for other investment purposes until the exercise or expiration of the option.

          Possible reasons for the absence of a liquid secondary market on an exchange for an option include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(d) inadequacy of the facilities of an exchange or OCC to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders.

          Each of the exchanges on which options on securities are traded has established limitations on the number of options which may be written by any one investor or group of investors. These limitations apply regardless of whether the options are written in different accounts or through different brokers. It is possible that a Series and certain other accounts managed by the Funds investment advisor, Exeter Asset Management (the Advisor), may constitute such a group. If so, the options positions of the Series may be aggregated with those of other clients of the Advisor.

      If Series writes an over-the-counter (OTC) option, it will enter into an arrangement with a primary U.S. government securities dealer, which would establish a formula price at which the Series would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the marked price of the underlying security (in-the-money). For an OTC option the Fund writes, it will treat as illiquid (for purposes of the 10% net asset limitation on illiquid securities stated in the Prospectus) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is in-the-money. The Fund will also treat as illiquid any OTC option held by it. The Securities and Exchange Commission (SEC) is evaluating the general issue of whether or not the OTC options should be considered to be liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      Although OCC has stated that it believes (based on forecasts provided by the exchanges on which options are traded), that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised OCC that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

        The Series will pay brokerage and other transaction costs to write and purchase options on securities, including any closing transactions which the Series may execute. The Funds program of writing and/or purchasing such options with respect to as much of its portfolio as possible will increase the transaction costs borne by the Series.

Stock Index Futures Contracts and Options on Stock Index Futures Contracts

     Each Series may enter into Stock Index Futures Contracts to provide: (1) a hedge for a portion of the Series portfolio; (2) a cash management tool; (3) as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Series may also use Stock Index Futures as a substitute for comparable market position in the underlying securities. Although techniques other than the sale and purchase of Stock Index Futures Contracts could be used to adjust the exposure or hedge the Series portfolio, the Series may be able to do so more efficiently and at a lower cost through the use of Stock Index Futures Contracts.

        A Stock Index Futures Contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of a stock index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of a stock index is commonly referred to as selling a contract or holding a short position. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Series intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

       The Series will not enter into a Stock Index Futures Contract or option thereon if, as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute bona fide hedging under CFTC rules would exceed 5% of the liquidation value of the Series total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to the covering of obligations under future contracts and will set aside liquid assets in a segregated account with its custodian in the amount prescribed.

        Unlike the purchase or sale of an equity security, no price is paid or received by the Series upon the purchase or sale of a Stock Index Futures Contract. Upon entering into a Futures Contract, the Series would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills known as initial margin. This amount is required by the rules of the exchanges and is subject to change. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures margin does not involve the borrowing of funds by the Series to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         Subsequent payments, called variation margin, to and from the futures broker, are made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Series has purchased a Stock Index Futures Contract and the price of the underlying stock index has risen, that futures position will have increased in value and the Series will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Series has purchased a Stock Index Futures Contract and the price of the stock index has declined, the position would be less valuable and the Series would be required to make a variation payment to the broker.

     The loss from investing in futures transactions is potentially unlimited. To limit such risk, the Series will not enter into Stock Index Futures
Contracts for speculation and will only enter into Futures Contracts which are traded on established futures markets. The Series may, however, purchase or sell Stock Index Futures Contracts with respect to any stock index. Nevertheless, to hedge the Series portfolio successfully, the Advisor must sell Stock Index Futures Contracts with respect to indices whose movements will, in its judgment, have a significant correlation with movements in the prices of the Series portfolio securities.

          Closing out an open Stock Index Futures Contract sale or purchase is effected by entering into an offsetting Stock Index Futures Contract purchase or sale, respectively, for the same aggregate amount of identical securities with the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realize a gain; if it is more, the Series realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realize a gain; if it is less, the Series realize a loss. The Series must also be able to enter into an offsetting transaction with respect to a particular Stock Index Futures Contract at a particular time. If the Series are not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the Stock Index Futures Contract.

      The Series may elect to close out some or all of their futures positions at any time prior to expiration. The purpose of making such a move would be either to reduce equity exposure represented by long futures positions or increase equity exposure represented by short futures positions. The Series may close their positions by taking opposite positions which would operate to terminate the Series position in the Stock Index Futures Contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid or released to the Series, and the Series would realize a loss or a gain.

       Stock Index Futures Contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Series intend to purchase or sell Stock Index Futures Contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular time. In such an event, it might not be possible to close a Stock Index Futures Contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, in the event Stock Index Futures Contracts have been used to hedge portfolio securities, the Series would continue to hold securities subject to the hedge until the Stock Index Futures Contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the Stock Index Futures Contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with price movements in the Futures Contract and thus provide an offset to losses on a Stock Index Futures Contract.

     There are several risks in connection with the use by the Series of Stock Index Futures Contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the Futures Contracts and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by entering into Stock Index Futures Contracts on indices whose movements, in its judgment, will have a significant correlation with movements in the prices of the Series portfolio securities sought to be hedged.

     Successful use of Stock Index Futures Contracts by the Series for hedging purposes is also subject to the Advisors ability to correctly predict movements in the direction of the market. It is possible that, when the Series have sold Futures to hedge their portfolios against a decline in the market, the index or indices on which the Futures are written might advance and the value of securities held in the Series portfolio might decline. If this were to occur, the Series would lose money on the Futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Advisor believes that over time the value of the Series portfolio will tend to move in the same direction as the securities underlying the Futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting stocks held in their portfolios) and stock prices instead increased, the Series would lose part or all of the benefit of increased value of those stocks that it had hedged, because it would have
offsetting  losses  in  their  Futures  positions.    In  addition,  in  such
situations, if the Series had insufficient cash, they might have to sell securities to meet their daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). Moreover, the Series might have to sell securities at a time when it would be disadvantageous to do so.

          In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the Stock Index Futures Contracts and the portion of the portfolio to be hedged, the price movements in the Futures Contracts might not correlate perfectly with price movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close Stock Index Futures Contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the stock index and movements in the prices of Stock Index Futures Contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

      Options on Futures give the purchaser the right, in return for a premium paid, to assume a position in a Futures Contract (a long position if a call option and a short position if a put option), rather than to purchase or sell the Stock Index Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writers Futures margin account which represents the amount by which the market price of the Stock Index Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. Alternatively, settlement may be made totally in cash.

          The Series may seek to close out an option position on an index by writing or buying an offsetting option covering the same index or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading in certain options;
(ii) restrictions that may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions that may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances that may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate to handle unusual trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers orders.

Futures on Securities

          A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. Futures contracts, by law are not permitted on individual corporate securities and municipal securities but instead are traded on exempt securities, such as government securities and broad-based indexes of securities.

        Accordingly, these futures contracts will primarily consist of futures based on government securities (i.e., Treasury Bonds). By purchasing futures on securities, the Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Directors.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Funds futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. However, the loss from investing in futures transactions is potentially unlimited. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Foreign Currency Transactions

     In order to protect against a possible loss on investments resulting from a decline in a particular foreign currency against the U.S. dollar or another foreign currency, each Series except the Tax Exempt Series of the Fund is authorized to enter into forward foreign currency exchange contracts. In addition, each Series, is authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts, options on such futures contracts, and options on foreign currencies in order to protect against uncertainty in the future levels of currency exchange rates.

Forward Foreign Currency Exchange Contracts

          Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the
time  of  the  contract.    Forward  currency  contracts  do  not  eliminate
fluctuations in the values of portfolio securities but rather allow a Series to establish a rate of exchange for a future point in time. A Series may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor under only two circumstances.

          First, when entering into a contract for the purchase or sale of a security in a foreign currency, a Series may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. This hedging technique is known as transaction hedging.

       Second, when the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Series may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This hedging technique is known as position hedging.
  With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Series will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A separate account of each Series consisting of cash or high-grade liquid securities equal to the amount of that Series assets that would be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Series custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by such Series.

Currency Futures Contracts and Options on Futures Contracts

          Each  Series,  is  authorized  to purchase and sell currency futures contracts and options thereon. Currency futures contracts involve entering into contracts for the purchase or sale for future delivery of foreign currencies. A sale of a currency futures contract (i.e., short) means the acquisition of a contractual obligation to deliver the foreign currencies called (i.e., long) for by the contract at a specified price on a specified date. A purchase of a futures contract means the acquisition of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of portfolio securities held by the Series or adversely affect the prices of securities which the Series intend to purchase at a later date. The loss from investing in futures
transactions  is  potentially  unlimited.    To  minimize  this  risk,  such
instruments will be used only in connection with permitted transaction or position hedging and not for speculative purposes. The Series will not enter in a currency futures contract or option thereon, if as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute bona fide hedging under CFTC rules will not exceed 5% of the liquidation value of the Series total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under future contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

      Although the Series intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, due to the risk of an imperfect correlation between securities in the Series portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective. For example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of the gains on the portfolio securities that were the subject of such hedge.

     Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained for such contract. Although futures contracts typically require actual delivery of and payment for financial instruments or currencies, the contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Series realizes a gain; if it is more, a Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Series realizes a gain; if it is less, a Series realizes a loss. Transaction costs must also be included in these calculations. There can be no assurance, however, that a Series will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Series is not able to enter into an offsetting transaction, a Series will continue to be required to maintain the margin deposits on the contract. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that a liquid market will develop for any particular futures contracts. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading; (ii) restrictions that may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions that may be imposed with respect to futures contracts or the underlying security or asset; (iv) unusual or unforeseen circumstances that may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate to handle unusual trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of certain futures, in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers orders.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if a call option and a short position if a put option) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if a call option and a long position if a put option). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writers futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Call options sold by the Series with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying the futures contract, or the placement of liquid assets in a segregated account to fulfill the obligations undertaken by the futures contract. A put option sold by the Series is covered when, among other things, liquid assets are placed in a segregated account to fulfill the obligations undertaken.

Foreign Currency Options

          Each Series, except for the Tax-Exempt series of the Fund, are authorized to purchase and write put and call options on foreign currencies. A call option is a contract whereby the purchaser, in return for a premium, has the right, but not the obligation, to buy the currency underlying the option at a specified price during the exercise period. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the exercise period, to deliver the underlying currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying currency at the exercise price. The Series will use currency options only to hedge against the risk of fluctuations of foreign exchange rates related to securities held in its portfolio or which it intends to purchase, and to earn a high return by receiving a premium for writing options. Options on foreign currencies are affected by all the factors which influence foreign exchange rates and investments generally.

Obligations of Supranational Agencies

      Currently the Global Fixed Income Series may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the
following:    Asian  Development  Bank,  Inter-American  Development  Bank,
International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank. For concentration purposes, supranational entities are considered an industry.

U.S. Government Securities

       Each Series may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Governmental National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association.

      Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

      A Series will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is minimal.

Tax-exempt Securities

          The New York Tax Exempt Series, the Ohio Tax Exempt Series and the Diversified Tax Exempt Series (collectively, the Tax-Exempt Series) may invest in tax-exempt securities issued by New York, Ohio or any State of the United States, respectively, and such States political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

          Each tax-exempt series is a diversified investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets the Series may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The other 25% of each Series total assets may be in the securities of any one issuer.

          Each Series will not invest more than 25% of its total assets in any industry. Governmental issuers of tax-exempt securities are not considered part of any industry. However, Tax Exempt Securities backed only by the assets and revenues of nongovernmental users may for this purpose (and for the diversification purposes discussed above) be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations.

          Each of the tax-exempt series believes that in general the secondary market for tax-exempt securities is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Series to buy and sell securities may, at any particular time and with respect to any particular securities, be limited.

      It is nonetheless possible that a Series may invest more than 25% of its assets in a broader segment of the market (but not in one industry) for tax-exempt securities, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or transportation revenue obligations. This would be the case only if the Advisor determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of issuers (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all tax-exempt securities in such a market segment.

        Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment in part upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction, a sufficient level of occupancy, sound management, adequate rent to cover operating expenses, changes in applicable laws and governmental regulations and social and economic trends.

        Health care facilities include life care facilities, nursing homes and hospitals. Bonds to finance these facilities are issued by various authorities. The bonds are typically secured by the revenues of each facility and not be state or local government tax payments. The projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure future liabilities. Life care facilities and nursing homes may be affected by regulatory cost restrictions applied to health care delivery in general, restrictions imposed by medical insurance companies and competition from alternative health care or conventional housing facilities. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospitals income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

      In recent years, nationally recognized rating organizations have reduced their ratings of a substantial number of the obligations of issuers in the health care sector of the tax exempt securities market. Reform of the health care system is a topic of increasing discussion in the United States, with proposals ranging from reform of the existing employer-based system of insurance to a single-payer, public program. Depending upon their terms, certain reform proposals could have an adverse impact on certain health care sector issuers of tax-exempt securities. Because the outcome of current discussions concerning health care, including the deliberations of President Clintons task force on health care reform, is highly uncertain, the Advisor cannot predict the likely impact of reform initiatives.

Mortgage-Backed Securities

          Each Series, except for the Tax Exempt Series, may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (GNMA), Fannie Mae, and the Federal Home Loan Mortgage Corporation (FHLMC). Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be passed through to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

          Each Series, except for the Tax Exempt Series, may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), which are rated in one of the two top categories by Standard & Poors Corporation (S&P) or Moodys Investors Service (Moodys). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

          REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Risk Factors Relating to New York Tax Exempt Securities

        The New York Tax Exempt Series invests primarily in the obligations of the New York state government, state agencies, state authorities and various governments, including countries, cities, towns, special districts, and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable. Obligations of local issuers may have markedly different capacities to repay their obligations. Although the following discussions focuses primarily on the strength of New York state, investors should be aware that the performance of the Series will also depend on the value of its obligations issued by local issuers.

      The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Services, Inc. and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and State agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt, and notes, compares somewhat unfavorably. During most of the last two decades, the State's general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State's credit quality could be characterized as more volatile than that of other states, since the State's credit rating has been upgraded and downgraded much more often than usual. This rating has fluctuated between "Aa" and "A" since the early 1970s.
  Nonetheless, during this period the State's obligations could still be characterized as providing upper medium grade security, with a strong capacity for timely repayment of debt.

        The wealth of New York State, as well as the size and diversity of its economy, serve to limit the credit risk of its securities. New York ranks third among the states in per capita personal income, which is 19% above the U.S. average. During most of the 1980's, economic indicators for New York, including income and employment growth and unemployment rates, outperformed the nation as a whole. The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in upstate New York, which more closely parallel the Midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to be characterized by cities with aging populations and aging manufacturing plants.

         Credit risk in New York State is heightened by a large and increasing debt burden, historically marginal financial operations, limited revenue-raising flexibility, and the uncertainty of the future credit quality of New York City, which comprises 40% of the State's population and economy. Combined state and local debt per capita is about 50% above the U.S. average, and debt service expenditures have been growing as a claim on the state and City budget. New York's debt structure is also complicated. To circumvent voter approval, most state debt is issued by agencies, is not backed by the State's full faith and credit and therefore has lower credit ratings. In the past, the State had to rely on short-term borrowing to meet its obligations, but this practice has ended.

       Buoyed by rapid economic growth in the mid-1980s, the State's financial operations generated surpluses. Beginning in 1988, however, unforseen consequences of federal tax reform, combined with a weakening economy, resulted in a series of state budget deficits. New York's heavy commitment to local aid and social welfare programs allowed expenditure growth to exceed available revenues. This lack of budgetary discipline caused the State's credit rating to fall. Moreover, New York's ability to raise revenues is limited, since combined state and local taxes are among the highest in the nation as a percent of personal income. Recent state budgets have been balanced, and constitute operating surpluses have been recorded although the State continues to have a nearly $3 billion GAAP accumulated deficit. State personal income tax cuts have been offset by strong revenue performance emanating from Wall Street and by solid expenditure restraint.

      New York State's future credit quality will be heavily influenced by the future of New York City. As the City's economic boom in the 1980s lifted the State, the severe downturn in the financial services and real estate sectors, which are concentrated in the City, has been serving as a drag on the State's economy. Stabilization or recovery in these areas is crucial to the economic and fiscal health of the City and the State. Moreover, the City faces daunting challenges in combating deteriorating infrastructure and serious social problems of housing, health, education and public safety. So far, City government has demonstrated an ability to keep abreast of these problems, but the City's and the State's ability to meet these challenges will be a continuing risk factor. Buoyed by Wall Street, the addition of 140,000 private sector jobs over the 1994-97 period and public sector workforce attrition, the City has posted recurring operating surpluses. The largest, $856 million, was projected for fiscal year 1997. The City will shortly be creating a new vehicle to access the debt markets, called the Transitional Finance Authority, as G.O. capacity is limited due to archaic statutory issuing formulas.

        Major areas of credit strength continue to exist in localities in Long Island, and north of New York City where affluent population bases continue to exist.

Convertible Securities

         Convertible Securities in which the Series invest may be converted at either a stated price or stated rate into underlying shares of common stock thus enabling the investor to benefit from increases in the market price of the common stock. Convertible securities provide higher yields than the underlying equity, but generally offer lower yields than non-convertible
securities  of  similar  quality.    Like  bonds,  the  value  of  convertible
securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

Warrants

       Warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the securities which it entitles the holder to purchase, and
(2) do not represent any rights in the assets of the issuer.

Investment in Restricted Securities

        Each Series may invest in restricted securities subject to the 10% net asset limitation regarding illiquid securities. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the 1933 Act). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The Securities and Exchange Commission (SEC) adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to qualified institutional buyers. The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Board of Directors.

INVESTMENT RESTRICTIONS

     Each Series has adopted certain restrictions set forth below (in addition to those indicated in the prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a majority of the Funds outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

A Series may not:

      1. Purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions);

      2. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of a Series net assets (taken at a current value) are held as collateral for such sales at any one time;

      3. Issue senior securities or pledge its assets, except that each Series, may invest in futures contracts and related options;

      4. Buy or sell commodities or commodity contracts (the Small Cap Series, Energy Series, Technology Series, Financial Services Series, International Series, Life Sciences Series, Global Fixed Income Series and the World Opportunities Series, also expressly provide that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

      5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

      6. Make investments for the purpose of exercising control or management;

      7. Participate on a joint or joint and several basis in any trading account in securities;

      8. Under the Investment Company Act of 1940 and the rules and regulations thereunder, each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. All Series, except the World Opportunities Series, will not purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

      9. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

      10. Purchase foreign securities if as a result of the purchase of such securities more than 10% of a Series assets (25% in the case of the Life Sciences Series and 100% in the case of the International Series, Global Fixed Income Series and World Opportunities Series) would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

      11. The Funds investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporations; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

      12. The Fund will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment adviser and one or more of such officers or directors of the Fund or its investment adviser owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

      13. The Fund will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Portfolios assets would be invested in securities of such companies.

      14. Invest more than 5% of the value of its total net assets in warrants (except for the Global Fixed Income Series, New York Tax Exempt Series, Ohio Tax Exempt Series and the Diversified Tax Exempt Series). Included within that amount, but not to exceed 2% of the value of the Series net assets, may be warrants which are not listed on the New York or American Stock Exchange.

      Two Series are subject to the following investment limitations which are not fundamental:

     1. In the case of the Energy Series, the Public Utility Holding Company Act of 1935 (PUHCA) places certain restrictions on affiliates of public utility companies as defined in PUHCA. The Energy Series will not acquire 5% or more of the outstanding voting securities of a public utility in order to avoid imposition of these restrictions.

     2. The Financial Services Series may purchase securities of an issuer which derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions and applicable SEC regulations:

     a. the purchase cannot cause more than 5% of the Series total assets to be invested in all securities of that issuer;

     b. for an equity security--(i) the purchase cannot result in the Series owning more than 5% of the issuers outstanding securities in that class; and
(ii) at the time of purchase, the security must meet the Federal Reserve Boards definition of a margin security (i.e., registration on a national securities exchange or listing by the Federal Reserve Board of Governors on the current OTC Margin Stock list).

     c. for a debt security--(i) the purchase cannot result in the Series owning more than 10% of the outstanding principal amount of the issuers debt securities; and (ii) at the time of purchase, the security must be of at least investment grade quality (i.e., at least BBB/Baa as determined by one of the major rating services or, if not rated, judged to be equivalent by the Series Directors). See the Appendix to the Prospectus for an explanation of these ratings.

         All of the above percentage limitations, as well as the issuers gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Financial Services Series will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase would cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

Portfolio Turnover

     An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain debt securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Each Series expects that its turnover rate will be less than 100% on a long-term basis . However, turnover will in fact be determined by market conditions and opportunities, and therefore it is impossible to estimate the turnover rate with confidence.

THE FUND
Prior to February, 1998, the Fund was named Manning & Napier Fund, Inc.

MANAGEMENT
The Directors and officers of the Fund are:






                              Position    Principal occupations
Name and address              with Fund   During past five years

B. Reuben Auspitz*            Vice        Executive Vice President, Manning
1100 Chase Square             President   & Napier Advisors, Inc., since 1983;
Rochester, NY 14604           & Director  President and Director, Manning &
                                          Napier Investor Services, Inc. since
                                          1990; Director, President and
                                          Treasurer, Manning & Napier Advisory
                                          Advantage Corporation, since 1990;
                                          Director, Manning & Napier Leveraged
                                          Investment Co., since 1994; Director
                                          and Chairman, Exeter Trust, Co.,
                                          since 1994; Member, Qualified Plan
                                          Services, L.L.C. since 1995; Member,
                                          Manning & Napier Associates, L.L.C.
                                          since 1995; Member, Manning & Napier
                                          Capital Co., L.L.C. since 1995;
                                          President and Director, Manning &
                                          Napier Insurance Fund, Inc. since
                                          1995

Martin Birmingham             Director    Trustee, The Freedom Forum, since 1980;
21 Brookwood Road                         Director Emeritus, ACC Corporation
Pittsford, NY 14534                       since 1994; Director Manning & Napier
                                          Insurance Fund, Inc. since 1995

Harris H. Rusitzky            Director    Formerly Director and Corporate
One Grove Street                          Executive, Serv-Rite Corporation from
Pittsford, NY 14534                       1965-1994; President, Blimpie of
                                          Central New York and The Greening Group
                                          since 1994; Director, Manning & Napier
                                          Insurance Fund, Inc., since 1995.

Peter L. Faber                Director    Former Partner, Kaye, Scholer, Fierman,
50 Rockefeller Plaza                      Hays & Handler from 1984-1995; Partner
New York, New York 10020-1605             McDermott, Will & Emery since 1995;
                                          Director, Manning & Napier Insurance
                                          Fund, Inc., since 1995

Stephen B. Ashley             Director    Chairman and Chief Executive Officer,
600 Powers Building                       The Ashley Group since 1975;
16 West Main Street                       Director, Genesee Corp. since
Rochester, New York 14614                 1987; Director, Hahn Automotive since
                                          1994; Director, Fannie Mae since 1995;
                                          Director, Manning & Napier Insurance
                                          Fund, Inc. since 1996

William Manning               President   President, Director and co-founder,
1100 Chase Square                         Manning & Napier s, Inc., since
Rochester, NY 14604                       1970; President, Manning & Napier Fund,
                                          Inc., since 1985; President, Director,
                                          Founder & CEO, Manning Ventures, Inc.,
                                          since 1992; President, Director,
                                          Founder & CEO, KSDS, Inc., since 1992;
                                          President, Kent Display Systems, Inc.,
                                          since 1992; President, Director,
                                          Founder & CEO, Synmatix Corporation,
                                          since 1993; President, Director,
                                          Founder & CEO, Manning Leasing, Inc.
                                          (dba Williams International Air, Inc.),
                                          since 1994; President/Treasurer,
                                          Manning & Napier Leveraged Investing
                                          Company, Inc., since 1994; Member,
                                          Manning & Napier Capital Co., L.L.C.
                                          Qualified Plan Services, L.L.C.,since
                                          1995; Director, CEO, President &
                                          Founder, Burgandy Car Service, Inc.
                                          1996 - 1997; Director, CEO, President &
                                          Founder, BCS, Inc., since 1996.

Beth Hendershot Galusha, CPA  Chief       Chief Financial Officer, Manning &
1100 Chase Square             Financial & Napier Advisors, Inc., since 1987;
Rochester, NY 14604           Accounting  Treasurer, Manning & Napier Investor
                              Officer,    Services, Inc. since 1990; Director,
                              Treasurer   Manning & Napier Advisory Advantage
                                          Corporation, since 1993; Member,
                                          Manning & Napier Capital Co., L.L.C.,
                                          since 1995; Treasurer, Exeter Trust
                                          Company since 1995; Chief Financial &
                                          Accounting Officer, Treasurer, Manning
                                          & Napier Insurance Fund, Inc. since
                                          1997.

Jodi L. Hedberg               Corporate   Compliance Administrator,
1100 Chase Square             Secretary   Manning & Napier Advisors, Inc., since
Rochester, NY 14604                       1991; Senior Compliance Administrator,
                                          Manning & Napier Advisors, Inc., since
                                          1994; Compliance Manager, Manning &
                                          Napier Advisors, Inc., since 1995;
                                          Corporate Secretary, Manning & Napier
                                          Insurance Fund, Inc., since 1997.



  * Interested Director, within the meaning of the Investment Company Act of 1940 (the 1940 Act).

     The only Committee of the Fund is an Audit Committee whose members are B. Reuben Auspitz and Harris H. Rusitzky and Stephen B. Ashley.

     Directors affiliated with the Advisor do not receive fees from the Fund. Each Director who is not affiliated with the Advisor shall receive an annual fee of $2,500. Annual fees will be calculated monthly and prorated. Each Director who is not affiliated with the Advisor shall receive $375 per Board Meeting attended for each active Series of the Fund, plus $500 for any Committee Meeting held on a day on which a Board Meeting is not held.


COMPENSATION TABLE FOR FISCAL YEAR ENDED DECEMBER 31, 1997



Name        Position         Aggregate     Pension  Est. Annual    Total
            from Registrant  Compensation           Benefits upon  Compensation
                                                    Retirement     From
                                                                   Registrant

B. Reuben
Auspitz*    Director         $ -0-         N/A      N/A            $  -0-

Martin
Birmingham  Director         $29,500       N/A      N/A            $29,500

Harris H.
Rusitzky    Director         $29,875       N/A      N/A            $29,875

Peter L.
Faber       Director         $29,500       N/A      N/A            $29,500

Stephen B.
Ashley      Director         $29,875       N/A      N/A            $29,875



*Interested Director, within the meaning of the Investment Company Act of 1940 (the 1940 Act).

      The following persons were known by the Fund to be owner of record 5% or more of the outstanding voting securities of each Series on March 23, 1998

NAME AND ADDRESS OF HOLDER OF RECORD     PERCENTAGE OF SERIES

                               SMALL CAP SERIES

Manning & Napier Advisors, Inc.                         5.82%
FBO American Electric Power Co.
Pension Plan
1100 Chase Square
Rochester, NY 14604


                             INTERNATIONAL SERIES

 Manning & Napier Advisors, Inc.                        6.42%
FBO American Electric Power Co.
Pension Plan
1100 Chase Square
Rochester, NY 14604


                            OHIO TAX EXEMPT SERIES

Manning & Napier Advisors, Inc.                         11.12%
FBO Franklin Eck
3300 Riverside Drive
Columbus, OH 43221

Manning & Napier Advisory                               6.84%
Advantage Corporation, Inc.
FBO Trust U/A Estelle B. Wright
FBO Jane W. Haynam
1100 Chase Square
Rochester, NY 14604

                          NEW YORK TAX EXEMPT SERIES

Manning & Napier Advisors, Inc.                         5.51%
FBO Dolomite Products Company, Inc.
1100 Chase Square
Rochester, NY 14604

 The Advisor

         Exeter Asset Management (the Advisor), a division of Manning & Napier Advisors, Inc. (MNA), acts as the Funds investment advisor. The Fund pays the Advisor for the services performed a fee at the annual rate of: 1% of the daily net assets of the Small Cap Series, Energy Series, Technology Series, Financial Services Series, International Series, Life Sciences Series, Global Fixed Income Series, World Opportunities Series, and .50% of the daily net assets of the New York Tax Exempt Series, Ohio Tax Exempt Series and the Diversified Tax Exempt Series.

For periods ended December 31, (unless otherwise indicated), the aggregate total of fees paid by the Series to the Advisor were as follows:




Series                  1995                1996                   1997
                 Fees Paid   Fees    Fees Paid    Fees      Fees Paid    Fees
                             Waived               Waived                 Waived

Small Cap        $1,296,858  N/A     $1,204,107   N/A      $1,169,030    N/A

Technology       $  557,701  N/A     $ 938,964    N/A      $316,536(3)   N/A

International    $1,084,583  N/A     $1,363,591   N/A      $1,804,670    N/A

World
Opportunities    N/A         N/A     $ 224,344(1) $ 0(1)   $ 923,011     N/A

Life Sciences    $ 451,038   N/A     N/A          N/A      N/A           N/A

New York Tax
Exempt           $ 114,847   N/A     $ 160,913    N/A      $ 207,477     N/A

Ohio Tax Exempt  $  19,239   $4,398  $  33,382    $ 1,181  $ 43,617      N/A

Diversified Tax
Exempt           $  50,130   $ 0     $  74,427    $  0     $ 96,872      N/A

Global Fixed
Income           N/A         N/A     N/A          N/A      $209,630(2)   N/A



(1) For the period September 6, 1996 (Commencement of Operations) to December 31, 1996.
(2) For the period October 31, 1997 (Commencement of Operations) to December 31, 1997
(3) For the period January 1, 1997 to April 16, 1997 (Cessation of
    Operations)

       The investment advisory agreement (the Agreement) between the Fund and the Advisor states that the Advisor shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. The Agreement also states that nothing contained therein shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Agreement also provides that it is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Funds Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein; the Fund agrees to indemnify the Advisor to the full extent permitted by the Funds Articles of Incorporation.

        On April 30, 1993, the Advisor became the Funds Transfer Agent. For servicing the New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, in this capacity, for the fiscal year ended December 31,
1995, the Advisor received  $9,054 from the Fund.   For servicing the Ohio Tax
Exempt Series, New York Tax Exempt Series and the Diversified Tax Exempt Series in this capacity, for the fiscal year ended December 31, 1996 and December 31, 1997, the Advisor received $12,960 and $16,703, respectively from the Fund. The Advisor will not charge for its Transfer Agent Services to the other Series.

Distribution Of Fund Shares

            Manning & Napier Investor Services, Inc. (the Distributor) acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor and the Fund are parties to a distribution agreement dated September 25, 1997 (the Distribution Agreement) which applies to each Class of shares.

          The Distribution Agreement will remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement (Qualified Directors) or by a majority of the outstanding shares of the Fund upon not more than 60 days written notice by either party or upon assignment by the Distributor. The Distributor will not receive compensation for distribution of Class A shares of the Portfolio. The Fund has adopted Plans of Distribution with respect to the Class B, C, D and E Shares (the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Advisor may impose separate requirements in connection with employee purchases of the Class A Shares of the Series.

The Plans

      The Fund has adopted each Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of each Plan must be approved annually by a majority of the Directors of the Fund and by a majority of the Qualified Directors. Each Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. A Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the respective class of the Fund. All material amendments of a Plan will require approval by a majority of the Directors of the Fund and of the Qualified Directors.

          The Distributor expects to allocate most of its fee to investment dealers, banks or financial service firms that provide distribution, administrative and/or shareholder services (Financial Intermediaries). The Financial Intermediaries may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

          Class B, C, D and E shares were not offered prior to the end of the Series= respective fiscal year ends and therefore the Distributor received no compensation from the Series for such periods.

Custodian and Independent Accountant

          The custodian for the the Fund, is Boston Safe Deposit and Trust Company, One Cabot Road, 3rd Floor, Medford, MA 02155-5159. Boston Safe Deposit and Trust Company may, at its own expense, employ a sub-custodian on behalf of the foreign securities held by the Fund, provided that Boston Safe Deposit and Trust Company shall remain liable for all its duties as custodian. Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109 are the independent accountants for the Series.

Portfolio Transactions and Brokerage

        The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers (brokers) as shall, in the Advisors judgment, implement the policy of the Fund to achieve best execution, i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. The Advisor is also authorized to consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Fund understands that a substantial amount of its portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices which include underwriting fees. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisors overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

       The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Advisor receives for the Funds brokerage commissions, whether or not useful to the Fund may be useful to the Advisor in managing the accounts of the Advisors other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

For periods ended December 31, (unless otherwise indicated), the aggregate total brokerage commissions paid by the Series were as follows:





                        1995      1996         1997
Series

Small Cap               $327,763  $  214,565   $377,679

Technology              $ 73,963  $  151,177   $ 77,155

International           $157,084  $   49,487   $258,267

World Opportunities     N/A       $205,556(1)  $342,033

Global Fixed Income     N/A       N/A          N/A

Life Sciences           $132,203  N/A          N/A

New York Tax Exempt     $ 0       $ 0          $ 0

Ohio Tax Exempt         $ 0       $ 0          $ 0

Diversified Tax Exempt  $ 0       $ 0          $ 0




(1) For the period September 6, 1996 (Commencement of Operations) to December 31, 1996.

There were no brokerage commissions paid to affiliates during the last three fiscal years.

NET ASSET VALUE

         The net asset value is determined on each day that the New York Stock Exchange is open for trading. In determining the net asset value of the Funds shares, common stocks that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges or on such System. Unlisted securities that are not included in such National Market System are valued at the quoted bid prices in the over-the-counter market. All securities initially expressed in foreign currencies will be converted to U.S. dollars at the exchange rates quoted at the close of the New York markets. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Funds Board of Directors. The Advisor may use a pricing service to obtain the value of the Funds portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Funds Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Funds Board of Directors.

REDEMPTION OF SHARES

Payment for shares redeemed

          Payment for shares presented for redemption may be delayed more than three days only for (1) any period (A) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or (B) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund to determine the value of its net assets; (3) as disclosed in the Prospectus; or (4) for such other periods as the Securities and Exchange Commission may by order permit.

Redemption in Kind

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one per cent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Federal Tax Treatment of Dividends and Distributions

  The following is only a summary of certain tax considerations generally affecting a Series and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

        The following discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the Code), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

       It is the policy of each of the Series to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Series expect to be relieved of the federal income taxes on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

       In order to qualify as a regulated investment company each Series must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Series total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Series total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Series controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Series may engage in short-term trading and in certain hedging transactions and may limit the range of the Series investments. If a Series qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Series distributes at least (a) 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).

          If for any taxable year, a Series does not qualify as a regulated investment company under Sub-chapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates without any deduction for distributions to shareholders and all such distributions will be taxable to shareholders as ordinary dividends to the extent of the Series current or accumulated earnings and profits. Such distributions will generally qualify for the corporate dividends received deduction for corporate shareholders.

        If a Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior year), the Series will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Series intends to make sufficient distributions to avoid imposition of this tax.

      Distributions declared in October, November, or December to shareholders or record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the prior year for tax purposes.

       Any gain or loss recognized on a sale, exchange or redemption of shares of a Series by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than eighteen months, mid-term capital gain if the shares have been held for more than twelve months but not more than eighteen months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extend of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20%, mid-term capital gains are currently taxed at a maximum rate of 28%, and short-term capital gains are currently taxed at ordinary income tax rates.

      In certain cases, the Fund will be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gain distributions and redemption proceeds paid to a shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding by the Internal Revenue Service, or (3) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholders ultimate U.S. tax liability.

          A Series transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Series, defer losses to the Series, cause adjustments in the holding periods of the Series assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Series income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each
Series will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Series.

          Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year. However, information set forth in the Prospectuses and this Statement of Additional Information which relates to taxation is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds Series. No attempt has been made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Series are urged to consult their tax advisors with specific reference to their own tax situation.

     Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Shareholders are urged to consult with their tax advisors regarding whether, and under what conditions, such exemption is available.

          The following tax information relates specifically to certain of the Fund's Series.

       ADDITIONAL TAX INFORMATION CONCERNING THE NEW YORK TAX EXEMPT, OHIO TAX EXEMPT AND DIVERSIFIED TAX EXEMPT SERIES -- As indicated in the Prospectuses of the New York Tax Exempt Series, Ohio Tax Exempt Series and Diversified Tax Exempt Series (the "Tax Exempt Series") are designed to provide shareholders with current tax exempt interest income and is not intended to constitute a balanced investment program. Certain recipients of Social Security and railroad retirement benefits may be required to take into account income from the Tax Exempt Series in determining the taxability of their benefits. In addition, the Tax Exempt Series may not be an appropriate investment for shareholders that are "substantial users" or persons related to such users of facilities financed by private activity bonds or industrial revenue bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Shareholders should consult their tax advisers to determine the potential effect, if any, on their tax liability of investing in the Tax Exempt Series.

     If, at the close of each quarter of its taxable year, at least 50% of the value of a Tax Exempt Series' total assets consists of securities the interest on which is excludable from gross income, such Series may pay "exempt-interest dividends" to its shareholders. The policy of the Tax Exempt Series is to pay each year as dividends substantially all of its interest income, net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax Exempt Series, and designated by the Series as an exempt-interest dividend in a written notice mailed to shareholders withing 60 days after the close of such Series' taxable year. However, aggregate exempt-interest dividends for the taxable year may not exceed the net interest from Municipal Securities and other securities exempt from the regular Federal income tax received by the Tax Exempt Series during the taxable year. The percentage of total dividends paid for any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Tax Exempt Series during such year, regardless of the period for which the shares were held.

      Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Environmental Tax is imposed at the rate of 0.12% and applies
only  to  corporate  taxpayers.    The  Alternative  Minimum  Tax  and  the
Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they were derived from private activity bonds, will be included in the corporation's "adjusted current earnings", as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

          The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during the taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income", which could include exempt-interest dividends.

       Issuers of bonds purchased by the Tax Exempt Series (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds.
Investors should be aware that exempt-interest dividends derived from such bonds may become subject to Federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with the covenants.

         Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

          Although the Tax Exempt Series do not expect to earn any investment company taxable income (as defined by the Code), any income earned on taxable investments will be distributed and will be taxable to shareholders as ordinary income. In general, "investment company taxable income" comprises taxable net investment income plus the excess, if any, of and net short-term capital gains over net long-term capital losses. The Tax Exempt Series would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it is anticipated that no such tax will be paid by the Tax Exempt Series.

          Although each Tax Exempt Series expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Tax Exempt Series may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Tax Exempt Series and their shareholders under such laws may differ from their treatment under Federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

          If for any taxable year a Tax Exempt Series does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal tax at regular corporate rates (without any deduction for distributions to its shareholders). Moreover, upon distribution to shareholders, the Tax Exempt Series' income, including Municipal Securities interest income, will be taxable to shareholders to the extent of such Series' current and/or accumulated earnings and profits.


FINANCIAL STATEMENTS

THE FUND

The financial statements of the Series are incorporated by reference into this Statement of Additional Information. The financial statements, if any, with respect to the Series have been audited by Coopers & Lybrand L.L.P., independent public accountants to such Series. The Series annual report(s) are incorporated herein by reference in reliance upon their authority as experts in accounting and auditing. A copy of the 1997 Annual Report(s) to
Shareholders    must accompany the delivery of this Statement of Additional
Information.